UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ⌧

Filed by a Party other than the Registrant ◻

Check the appropriate box:

⌧	Preliminary Proxy Statement

◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

◻	Definitive Proxy Statement

◻	Definitive Additional Materials

◻	Soliciting Material under §240.14a-12

TE CONNECTIVITY LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply)

⌧ No fee required

◻ Fee paid previously with preliminary materials

◻ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

A letter to

our shareholders

January 17, 2024

Dear Shareholder,

On behalf of the Board of Directors and our senior management team, we are pleased to invite you to attend the 2024 Annual General Meeting of Shareholders of TE Connectivity Ltd., to be held on Wednesday, March 13, 2024 at 2:00 p.m., Central European Time, at the Park Hyatt Zürich, Beethoven-Strasse 21, 8002 Zürich, Switzerland. Details of the business to be presented at the meeting can be found in the accompanying Invitation to the Annual General Meeting of Shareholders and Proxy Statement.

If you cannot attend, you can ensure that your shares are represented at the meeting by casting your vote either electronically at your earliest convenience or by promptly completing, signing, dating and returning your proxy card.

We look forward to seeing you at the meeting.

Sincerely,

Thomas J. Lynch

Chairman of the Board

TE Connectivity Ltd.

Mühlenstrasse 26

CH-8200 Schaffhausen, Switzerland

Tel: +41 (0) 52 633 66 61

	Invitation to the Annual General Meeting of Shareholders	1
	Proxy Summary	5
	Proxy Statement	10
	Questions and Answers About This Proxy Statement and Voting	10
	Security Ownership of Certain Beneficial Owners and Management	17
▶	Agenda Item No. 1—Election of Directors	19
	Nominees for Election	19
	Corporate Governance	35
	The Board of Directors and Board Committees	41
▶	Agenda Item No. 2—Election of the Chairman of the Board of Directors	46
▶	Agenda Item No. 3—Election of the Members of the Management Development and Compensation Committee	47
	Executive Officers	48
	Compensation Discussion and Analysis	50
	Management Development and Compensation Committee Report	67
	Compensation Committee Interlocks and Insider Participation	67
	Executive Officer Compensation	68
	CEO Pay Ratio	76
	Compensation of Non-Employee Directors	81
	Certain Relationships and Related Transactions	83
	Delinquent Section 16(a) Reports	84
	Audit Committee Report	85
▶	Agenda Item No. 4—Election of the Independent Proxy	87
▶	Agenda Item Nos. 5.1, 5.2 and 5.3—Approval of the Annual Report and Financial Statements for the Fiscal Year Ended September 29, 2023	88
▶	Agenda Item No. 6—Release of the Members of the Board of Directors and Executive Officers for Activities During the Fiscal Year Ended September 29, 2023	91
▶	Agenda Item Nos. 7.1, 7.2 and 7.3—Election of (i) Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2024, (ii) Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor until our next Annual General Meeting, and (iii) PricewaterhouseCoopers AG, Zurich, Switzerland, as our special auditor until our next Annual General Meeting	92
▶	Agenda Item No. 8—Advisory Vote to Approve Named Executive Officer Compensation (“Say on Pay”)	95
▶	Agenda Item No. 9—Advisory Vote to Approve Swiss Statutory Compensation Report for the fiscal year ended September 29, 2023	97
▶	Agenda Item No. 10—Binding Vote to Approve Fiscal Year 2025 Maximum Aggregate Compensation Amount for Executive Management	98
▶	Agenda Item No. 11—Binding Vote to Approve Fiscal Year 2025 Maximum Aggregate Compensation Amount for the Board of Directors	100
▶	Agenda Item No. 12—Carryforward of Unappropriated Accumulated Earnings at September 29, 2023	102
▶	Agenda Item No. 13—Declaration of Dividend	103
▶	Agenda Item No. 14— Renewal of Capital Band	105
▶	Agenda Item No. 15— Approval of Reduction of Share Capital for Shares Acquired Under Our Share Repurchase Program	107
▶	Agenda Item Nos. 16.1, 16.2 and 16.3—Approval of Amendments to Articles of Association Relating to Swiss Corporate Law Reform: (i) Amendments to Articles of Association relating to the general meeting and shareholders matters, (ii) Amendments to Articles of Association relating to hybrid and virtual general meetings of shareholders, and (iii) Amendments to Articles of Association relating to the Board of Directors, Compensation and Mandates	109
▶	Agenda Item No. 17—Authorization Relating to Share Repurchase Program	114
▶	Agenda Item No. 18—Approval of the TE Connectivity Ltd. 2024 Stock and Incentive Plan	116
	Additional Information	128
	TE Connectivity 2024 Annual General Meeting of Shareholders	129
	Where You Can Find More Information	130
	Appendix A – Articles of Association	A-1
	Appendix B – TE Connectivity Ltd. 2024 Stock and Incentive Plan	B-1

B-

2024 Annual General Meeting Proxy Statement	i

TE CONNECTIVITY LTD.

Mühlenstrasse 26

CH-8200 Schaffhausen, Switzerland

Invitation to the Annual General Meeting of Shareholders

Time and Date:	2:00 p.m., Central European Time, on March 13, 2024
Place:	The Park Hyatt Zürich, Beethoven-Strasse 21, 8002 Zürich, Switzerland
Agenda Items:	1. Election of eleven (11) director nominees proposed by the Board of Directors;
2. Election of the Chairman of the Board of Directors;
3. Election of the members of the Management Development and Compensation Committee;
4. Election of the Independent Proxy;

5.   Approval of (i) the 2023 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 29, 2023, the consolidated financial statements for the fiscal year ended September 29, 2023 and the Swiss Statutory Compensation Report for the fiscal year ended September 29, 2023), (ii) the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 29, 2023, and (iii) the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 29, 2023;

6. Release of the members of the Board of Directors and executive officers of TE Connectivity for activities during the fiscal year ended September 29, 2023;

7.   Election of (i) Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2024, (ii) Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor until our next Annual General Meeting, and (iii) PricewaterhouseCoopers AG, Zurich, Switzerland, as our special auditor until our next Annual General Meeting;

8. Advisory Vote to Approve Named Executive Officer Compensation (“Say on Pay”);
9. Advisory Vote to Approve Swiss Statutory Compensation Report for the fiscal year ended September 29, 2023;
10. Binding vote to approve fiscal year 2025 maximum aggregate compensation amount for Executive Management;
11. Binding vote to approve fiscal year 2025 maximum aggregate compensation amount for the Board of Directors;
12. Carryforward of Unappropriated Accumulated Earnings at September 29, 2023;
13. Declaration of Dividend;
14. Approval of Renewal of Capital Band;
15. Approval of Reduction of Share Capital for Shares acquired under our Share Repurchase Program and related amendments to our Articles of Association;

16. Approval of Amendments to Articles of Association Relating to Swiss Corporate Law Reform: (i) Amendments to Articles of Association relating to the general meeting and shareholders matters, (ii) Amendments to Articles of Association relating to hybrid and virtual general meetings of shareholders, and (iii) Amendments to Articles of Association relating to the Board of Directors, compensation and mandates;

2024 Annual General Meeting Proxy Statement	1

17. Authorization relating to Share Repurchase Program; and 18. Approval of the TE Connectivity Ltd. 2024 Stock and Incentive Plan
Persons Who Will Receive Proxy Materials:

Under rules of the Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or the Notice, to our shareholders registered in our share register as of the close of business (Eastern Standard Time) on January 4, 2024. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice also instructs you on how you may submit your proxy over the Internet or via mail. You will not receive a printed copy of the proxy materials unless you request one in the manner set forth in the Notice or as otherwise described in the next paragraph. This permits us to conserve natural resources and reduce our printing costs, while giving shareholders a convenient and efficient way to access our proxy materials and vote their shares.

A copy of the proxy materials, including a proxy card, will also be sent to any additional shareholders who are registered in our share register as shareholders with voting rights, or who become beneficial owners through a nominee registered in our share register as a shareholder with voting rights, as of the close of business (Eastern Standard Time) on February 22, 2024.

Admission to Meeting and Persons Eligible to Vote:

Shareholders who are registered with voting rights in our share register as of the close of business (Eastern Standard Time) on February 22, 2024 have the right to attend the Annual General Meeting and vote their shares, or may grant a proxy to vote on each of the agenda items in this invitation and any other matter properly presented at the meeting for consideration.

Shareholders who hold their shares in the name of a bank, broker or other nominee (“Beneficial Owners”) should follow the instructions provided by their bank, broker or nominee. Beneficial Owners who have not obtained a proxy from their bank, broker or nominee are not entitled to vote in person at the Annual General Meeting.

Granting of Proxy:

Shareholders of record with voting rights may appoint Proxy Voting Services GmbH as independent proxy, with full rights of substitution, to vote their shares in accordance with provided instructions, pursuant to article 689c para. 4 Swiss Code of Obligations (the “Swiss Code”).  The Swiss Code prohibits the following from acting as proxies: Company officers (Organstimmrechtsvertretung) and institutions subject to the Swiss Federal Law on Banks and Savings Banks as well as professional asset managers that hold proxies for holders of record concerning deposited shares (Depotstimmrechtsvertretung).

The proxies granted to the independent proxy must be received no later than 5:00 p.m., Central European Time on March 12, 2024. A shareholder of record who gives a proxy may revoke it at any time before it is exercised by giving notice of the revocation, or, subject to timing limitations, by delivering a revocation letter and subsequent proxy card to the independent proxy.

2	2024 Annual General Meeting Proxy Statement

With regard to the items listed on the agenda, the independent proxy will vote in accordance with the specific instructions of the shareholder, or if a general instruction is selected by the shareholder when granting the proxy, in accordance with the recommendation of the Company’s Board of Directors at the meeting, or abstain from voting if the shareholder did not provide instructions. With regard to new agenda items (other than those on the agenda) or new proposals or motions regarding agenda items set out in this Invitation to the Annual General Shareholders Meeting being put forth at the meeting, the independent proxy will vote in accordance with the general instruction of the shareholder when granting the proxy in accordance with the recommendation of the Company’s Board of Directors at the meeting, or abstain from voting if the shareholder did not provide a general instruction.

Date of Availability:

Our proxy materials are being made available on or about January 17, 2024 to each shareholder of record of TE Connectivity registered shares at the close of business (Eastern Standard Time) on January 4, 2024.

By order of the Board of Directors,

Harold G. Barksdale
Corporate Secretary

January 17, 2024

Cautionary Note Regarding Forward-Looking Statements

All statements made in this document, other than statements of historical or current facts, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking and other statements in this document address our environmental, social, governance and sustainability plans and goals, among other matters. The inclusion of such statements is not an indication that this content is necessarily material to investors or required to be disclosed in our filings with the Securities and Exchange Commission. ESG related statements are also based on assumptions as well as estimates that are subject to a high level of uncertainty, and these statements should not necessarily be viewed as being representative of current or actual risk or performance, or forecasts of expected risk or performance. In addition, historical, current, and forward looking environmental and social‐related statements may be based on standards for measuring progress that are still developing, and internal controls and processes that continue to evolve. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” “will” and similar expressions are generally intended to identify forward-looking statements but are not the exclusive means of identifying forward-looking statements. Forward-looking statements reflect management’s current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons. Risks and uncertainties that could cause our actual results to differ significantly from management’s expectations are described in our Annual Report on Form 10-K for the fiscal year ended September 29, 2023. The company undertakes no obligation to update any forward-looking or other statements.

2024 Annual General Meeting Proxy Statement	3

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4	2024 Annual General Meeting Proxy Statement

PROXY STATEMENT SUMMARY

This summary highlights information that is contained elsewhere in this proxy statement. It does not include all information necessary to make a voting decision, and you should read this proxy statement in its entirety before casting your vote.

TE at a Glance

A global industrial technology leader creating a safer, sustainable, productive and connected future. Our broad range of connectivity and sensor solutions, proven in the harshest environments, enable advancements in transportation, industrial applications, medical technology, energy, data communications and the home.

$16B FY23 Annual Revenue	213B Products Manufactured Annually	100+ Global Manufacturing Sites

~140 Countries Where We Serve Customers	85,000+ Employees Including 8,000+ Engineers	15k+ Patents Worldwide Granted or Pending

Technology & Innovation

Solutions that power electric vehicles, aircraft, digital factories, and smart homes. Innovation that enables life-saving medical care, sustainable communities, efficient utility networks, and the global communications infrastructure. We partner with customers to produce highly engineered connectivity and sensing products that make a connected world possible.

Diversification

Our focus on reliability and durability, our commitment to progress, and the broad range of our product portfolio enables companies large and small to turn ideas into technology that can transform how the world works and lives tomorrow.

Global Scale

With employees, customers, engineering centers and factories around the world, and our sales coming from the Americas, Asia-Pacific and Europe/Middle East/Africa regions, we have the advantage of being a truly global industrial technology leader.

2024 Annual General Meeting Proxy Statement	5

Corporate governance summary

Director nominees

Board changes since 2017 5 of 9 independent director nominees have joined the Board

	Jean-Pierre Clamadieu Independent Former Chief Executive Officer and Chairman of the Executive Committee, Solvay S.A. Age 65 Tenure 2023 Committee: NGCC	Terrence R. Curtin Executive Director Chief Executive Officer, TE Connectivity Ltd. Age 55 Tenure 2016

Laura H. Wright
Independent

Former Chief Financial Officer,
Southwest Airlines Co.

Age 63 Tenure 2014

Committee: AC (Financial Expert)

Dawn C. Willoughby
Independent

Former Executive Vice
President and Chief
Operating Officer
The Clorox Company

Age 54 Tenure 2020

Committee: MDCC

:
Meeting attendance > 90% • Overall attendance at Board and Committee meetings • There were 5 Board meetings in Fiscal Year 2023	Mark C. Trudeau Independent Former President, Chief Executive Officer, Mallinckrodt plc Age 62 Tenure 2016 Committee: MDCC	Abhijit Y. Talwalkar Independent Former President and Chief Executive Officer, LSI Corporation Age 59 Tenure 2017 Committee: MDCC (Chair)
Committees: AC – Audit MDCC – Management Development & Compensation NGCC – Nominating Governance & Compliance

6	2024 Annual General Meeting Proxy Statement

Independence – Director Nominees ■ Independent 9 ■ Not Independent 2

Carol A. (“John”) Davidson
Current Lead Independent Director

Former Senior Vice President
Controller and Chief Accounting
Officer, Tyco International Ltd.

Age 68 Tenure 2016

Committee: AC (Chair) (Financial Expert)

Lynn A. Dugle Independent Former Chief Executive Officer, President and Chairman of the Board, Engility Holdings, Inc Age 64 Tenure 2020 Committee: AC (Financial Expert)

William A. Jeffrey Independent Retired Chief Executive Officer, SRI International Age 64 Tenure 2012 Committee: NGCC (Chair)

Syaru Shirley Lin Independent Research Professor, University of Virginia Age 55 Tenure 2022 Committee: NGCC

Heath A. Mitts Executive Director Executive Vice President and Chief Financial Officer, TE Connectivity Ltd. Age 52 Tenure 2021		Lead Independent Director ● Board currently maintains a Lead Independent Director with robust authority

2024 Annual General Meeting Proxy Statement	7

Executive Compensation Summary

Executive Compensation Governance Highlights

We have established several best practices that help ensure our compensation programs remain aligned with shareholder interests.

What We Do

√ Link pay to performance with a high percentage of variable compensation	√ Include a “clawback” provision in all executive officer incentive award agreements (both annual and long-term), in addition to adopting the NYSE mandated executive “clawback” policy
√ Perform annual say-on-pay advisory vote for shareholders	√ Maintain robust stock ownership requirements for executives (6x CEO, 3x executive officers)
√ Perform mandatory (under Swiss Law) say-on-pay vote on maximum aggregate compensation for Board of Directors and Executive Management	√ Include performance criteria in incentive plans to utilize tax deductibility where applicable and appropriate
√ Follow principles of executive compensation that are included in our Articles of Association and have been approved by our shareholders	√ Retain a fully independent external compensation consultant whose independence is reviewed annually by the MDCC
√ Design compensation programs to mitigate undue risk-taking	√ Provide only limited non-business aircraft usage
√ Align executive compensation with shareholder returns through long-term incentives	√ Maintain an insider trading policy applicable to all executive officers and employees
√ Cap incentive compensation payments for individuals including our CEO	√ Review share utilization annually

What We Do Not Do

x Provide tax gross ups for executives except under our relocation program	x Provide excise tax gross ups
x Provide perquisites for named executive officers except for limited non-business aircraft usage	x Re-price underwater stock options
x Provide tax gross ups for personal aircraft use	x Allow hedging or pledging of TE securities

8	2024 Annual General Meeting Proxy Statement

Historical “Say on Pay” votes

The Management Development and Compensation Committee believes the results of last year’s “Say on Pay” vote affirmed our shareholders’ support of our Company’s executive compensation program. This confirmed our decision to maintain a consistent overall approach in setting executive compensation for 2023.

Executive Compensation Principles

Our executive compensation philosophy calls for competitive total compensation that will reward executives for achieving individual and corporate performance objectives and will attract, motivate and retain leaders who will drive the creation of shareholder value. In setting compensation we adhere to the following core principles:

Shareholder Alignment	Performance Based	Appropriate Risk	Competitive with external talent market

Focus on executive stock ownership	Simple and Transparent		Fair and Equitable

Fiscal 2023 Compensation Highlights

Executive Compensation Actions

Base Salaries Messrs. Stucki and Jenkins had increases in base salary to maintain their competitive pay position in the marketplace.	Equity Award Values Delivered annual equity awards for the CEO and the other NEOs in order to keep pace and ensure alignment with the market and to reflect strong individual performance.
Target Cash Incentives No target bonus percentages were increased for fiscal 2023.	Equity Award Structure Equity incentive awards for the CEO and the other NEOs were in the form of stock options (50%) and performance stock units (50%).

2024 Annual General Meeting Proxy Statement	9

PROXY STATEMENT

FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

TE CONNECTIVITY LTD.

TO BE HELD ON WEDNESDAY, MARCH 13, 2024

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why am I receiving these materials?

TE Connectivity’s Board of Directors is soliciting your proxy to vote at the Annual General Meeting to be held at 2:00 p.m., Central European Time, on March 13, 2024, at the Park Hyatt Zürich, Beethoven-Strasse 21, 8002 Zürich, Switzerland. The information provided in this proxy statement is for your use in determining how you will vote on the agenda items described herein.

We have made available our proxy materials to each person who is registered as a holder of our shares in the register of shareholders (such owners are often referred to as “holders of record” or “record holders”) as of the close of business (Eastern Standard Time) on January 4, 2024. We also will send a copy of the proxy materials, including the proxy card, to any holder of record who requests them in the manner set forth in the Notice and to any additional shareholders who become registered in our share register after the close of business (Eastern Standard Time) on January 4, 2024 and continue to be registered in our share register at the close of business (Eastern Standard Time) on February 22, 2024. Distribution to shareholders of the Notice of Internet Availability of Proxy Materials (the “Notice”), is scheduled to begin on or about January 17, 2024.

We have requested that banks, brokerage firms and other nominees who hold TE Connectivity shares on behalf of the owners of the shares (such owners are often referred to, and we refer to them below, as “beneficial owners,” “beneficial shareholders” or “street name holders”) as of the close of business (Eastern Standard Time) on January 4, 2024 forward the Notice to those beneficial shareholders and forward the proxy materials, along with a voting instruction card, for any additional beneficial owners who acquire their shares after January 4, 2024 and continue to hold them at the close of business (Eastern Standard Time) on February 22, 2024. We have agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for forwarding these materials.

Are proxy materials available on the Internet?

Yes.

Important Notice regarding the Availability of Proxy Materials for the Annual General Meeting to be held on March 13, 2024.

Our proxy statement for the Annual General Meeting to be held on March 13, 2024, other proxy material and our annual report to shareholders for fiscal year 2023 is available at http://www.te.com/TEAnnualMeeting.

Under SEC rules, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to our shareholders registered in our share register as of the close of business (Eastern Standard Time) on January 4, 2024. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice also instructs you on how you may submit your proxy over the Internet or via mail. You will not receive a printed copy of the proxy materials unless you request one in the manner set forth in the Notice or you acquire your shares after January 4, 2024 and continue to be registered in our share register at the close of business (Eastern Standard Time) on February 22, 2024, in which case we will send you the proxy materials. This permits us to conserve natural resources and reduce our printing costs, while giving shareholders a convenient and efficient way to access our proxy materials and vote their shares. Our proxy materials are being made available on or about January 17, 2024.

10	2024 Annual General Meeting Proxy Statement

What agenda items are scheduled to be voted on at the meeting?

The eighteen (18)  agenda items scheduled for a vote are:

●	Agenda Item No. 1: To elect eleven (11) nominees proposed by the Board of Directors as directors to hold office until the next Annual General Meeting of shareholders;
●	Agenda Item No. 2: To elect the Chairman of the Board of Directors;
●	Agenda Item No. 3: To elect the members of the Management Development and Compensation Committee;
●	Agenda Item No. 4: To elect the Independent Proxy for the 2025 Annual General Meeting of shareholders;
●	Agenda Item Nos. 5.1, 5.2 and 5.3: To approve (i) the 2023 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 29, 2023, the consolidated financial statements for the fiscal year ended September 29, 2023 and the Swiss Statutory Compensation Report for the fiscal year ended September 29, 2023), (ii) the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 29, 2023, and (iii) the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 29, 2023;
●	Agenda Item No. 6: To release the Members of the Board of Directors and Executive Officers of TE Connectivity for activities during the fiscal year ended September 29, 2023;
●	Agenda Item No. 7.1, 7.2 and 7.3: To elect (i) Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2024, (ii) Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor until our next Annual General Meeting, and (iii) PricewaterhouseCoopers AG, Zurich, Switzerland, as our special auditor until our next Annual General Meeting;
●	Agenda Item No. 8: To cast an advisory (non-binding) vote to approve Named Executive Officer compensation (“Say on Pay”);
●	Agenda Item No. 9: To cast an advisory vote to approve the Swiss Statutory Compensation Report for the fiscal year ended September 29, 2023;
●	Agenda Item No. 10: To cast a binding vote to approve fiscal year 2025 maximum aggregate compensation amount for Executive Management;
●	Agenda Item No. 11: To cast a binding vote to approve fiscal year 2025 maximum aggregate compensation amount for the Board of Directors;
●	Agenda Item No. 12: To approve the carryforward of Unappropriated Accumulated Earnings at September 29, 2023;
●	Agenda Item No. 13: To approve a Dividend payment to shareholders equal to $2.60 per issued share to be paid in four equal quarterly installments of $0.65 starting with the third fiscal quarter of 2024 and ending in the second fiscal quarter of 2025 pursuant to the terms of the Dividend resolution;
●	Agenda Item No. 14: To approve a renewal of the Capital Band;
●	Agenda Item No. 15: To approve a reduction of Share Capital for Shares acquired under our Share Repurchase Program and related amendments to our Articles of Association;
●	Agenda Item No. 16.1, 16.2 and 16.3: To approve amendments to our Articles of Association Relating to Swiss Corporate Law Reform: (i) Amendments to Articles of Association relating to the general meeting and shareholders matters, (ii) Amendments to Articles of Association relating to hybrid and virtual general meetings of shareholders, and (iii) Amendments to Articles of Association relating to the Board of Directors, compensation and mandates;
●	Agenda Item No. 17: To approve an authorization relating to Share Repurchase Program; and
●	Agenda Item No. 18: To approve the TE Connectivity Ltd. 2024 Stock and Incentive Plan.

What is the recommendation of the Board of Directors on each of the agenda items scheduled to be voted on at the meeting? How do the Board of Directors and executive officers intend to vote with respect to the agenda items?

TE Connectivity’s Board of Directors recommends that you vote FOR each of the agenda items listed above as recommended by our Board of Directors. Our Directors and Executive Officers have indicated that they intend to vote their shares in favor of each of the agenda items, except for Agenda Item No. 6 (Release of the Members of the Board of Directors and Executive Officers of TE Connectivity for Activities during the Fiscal Year ended September 29, 2023), where they are by law precluded from voting their shares. On

2024 Annual General Meeting Proxy Statement	11

January 4, 2024, our Directors and Executive Officers and their affiliates beneficially owned approximately [●]% of the outstanding shares.

What is the difference between being a shareholder of record and a beneficial owner?

If your shares are registered directly in your name in our share register operated by our stock transfer agent, you are considered the “shareholder of record” of those shares.

If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf and the broker, bank or nominee is registered in our share register as a shareholder with voting rights, your broker, bank or other nominee is considered the shareholder of record and you are considered the “beneficial owner” or “street name holder” of those shares. In this case, the shareholder of record that is registered as a shareholder with voting rights has forwarded either the Notice or the proxy materials, as applicable, and separate voting instructions, to you. As the beneficial owner, when directing the shareholder of record how to vote your shares, you should follow the voting instructions they have provided to you.

Who is entitled to vote?

Shareholders of record

All shareholders registered in our share register at the close of business (Eastern Standard Time) on February 22, 2024 are entitled to vote on the matters set forth in this proxy statement and any other matter properly presented at the meeting for consideration, provided such shareholders become registered as shareholders with voting rights by that time. See “— I am a shareholder of record. How do I become registered as a shareholder with voting rights?”

Beneficial owners

Beneficial owners whose banks, brokers or nominees are shareholders registered in our share register with respect to the beneficial owners’ shares at the close of business (Eastern Standard Time) on February 22, 2024 are entitled to vote on the matters set forth in this proxy statement and any other matter properly presented at the meeting for consideration, provided such banks, brokers or nominees become registered as shareholders with voting rights. See “— I am a shareholder of record. How do I become registered as a shareholder with voting rights?”

What if I am the record holder or beneficial owner of shares at the close of business (Eastern Standard Time) on January 4, 2024, but sell or otherwise transfer those shares before the close of business (Eastern Standard Time) on February 22, 2024?

Holders of record and beneficial owners will not be entitled to vote their shares or provide instructions to vote with respect to their shares if they hold shares at the close of business (Eastern Standard Time) on January 4, 2024 but sell or otherwise transfer those shares before the close of business (Eastern Standard Time) on February 22, 2024.

I am a shareholder of record. How do I become registered as a shareholder with voting rights?

If you are a shareholder of record, you have been registered as a shareholder with voting rights in our share register, unless in certain circumstances (such as failure to comply with particular disclosure requirements set forth in our Articles of Association) we have specifically advised you that you are registered as a shareholder without voting rights.

How do I attend the Annual General Meeting?

For admission to the meeting, shareholders and their authorized representatives must bring a valid government-issued photo identification, such as a driver’s license or a passport. Shareholders of record with voting rights should bring the Notice or Admission Ticket they have received to the check-in area, where their ownership will be verified. Those who have beneficial ownership of registered shares held by a bank, brokerage firm or other nominee which has voting rights must bring to the check-in area a valid proxy from their banks, brokers or nominees showing that they own TE Connectivity registered shares as of the close of business (Eastern Standard Time) on February 22, 2024.

Registration at the meeting will begin at 1:00 p.m., Central European Time and close at 1:45 p.m., Central European Time, and the meeting will begin at 2:00 p.m., Central European Time. See “— How do I vote if I

12	2024 Annual General Meeting Proxy Statement

am a shareholder of record?” and “—How do I vote if I am a beneficial shareholder?” for a discussion of who is eligible and how to vote in person at the Annual General Meeting.

Security measures will be in place at the meeting to help ensure the safety of attendees. Cameras, sound recording devices, signs, photographs and visual displays are not permitted in the meeting without the prior permission of TE Connectivity. We reserve the right to inspect bags, backpacks, briefcases or other packages brought to the meeting. Cell phones and other sound transmitting devices must be turned off during the meeting.

How do I vote if I am a shareholder of record?

If you are a registered shareholder, you can vote in the following ways:

By Internet: You can vote over the Internet at https://www.proxyvote.com by following the instructions in the Notice of Internet Availability of Proxy Materials previously sent to you or on the proxy card. By casting votes electronically, you will authorize the independent proxy, Proxy Voting Services GmbH, with full rights of substitution, to vote your shares on your behalf.

By Mail: You can vote by marking, dating and signing the proxy card (which will be sent to you at your request in accordance with instructions provided in the Notice) and returning it by mail for receipt by no later than indicated below. By marking, dating, signing and mailing the proxy card as instructed, you authorize the independent proxy, Proxy Voting Services GmbH, with full rights of substitution, to vote your shares on your behalf. If you vote by proxy card/mail, you will need to return via mail your completed proxy card to the independent proxy, Proxy Voting Services GmbH, in the postage pre-paid return envelope provided with the proxy card.

In order to assure that your votes are tabulated in time to be voted at the Annual General Meeting, you must vote electronically by 5:00 p.m., Central European Time on March 12, 2024, or submit your proxy card by mail so that it is received by 5:00 p.m., Central European Time on March 12, 2024.

If you have voted electronically or timely submitted a properly executed proxy card, your shares will be voted by the independent proxy as you have instructed. If any other matters are properly presented at the meeting (or any adjournment thereof), the independent proxy will either (i) vote the shares represented by your completed proxy in accordance with the specific instructions given by you, (ii) if selected by you in granting your proxy (as a general instruction), in accordance with the recommendation of the Company’s Board of Directors at the meeting, or (iii) if no instructions are given, abstain from voting your shares.

How do I vote if I am a beneficial shareholder?

General: If you hold your shares in street name, you should provide instructions to your bank or broker on how you wish your vote to be recorded by following the instructions on your voting instruction form supplied to you by your bank or broker with these proxy materials.

Can I vote by Internet?

Yes. If you are a shareholder of record, see the Internet voting instructions provided on the Notice or proxy card. If you are a beneficial owner, see the voting instruction card provided by your bank, broker or other nominee.

Can I vote by telephone?

If you are a shareholder of record, you cannot vote by telephone. If you are a beneficial owner, see the voting instruction card provided by your broker, bank or other nominee for telephone voting instructions.

Can I appoint TE Connectivity officers as my proxy?

In accordance with Swiss regulations, shareholders may not appoint Company officers as proxies.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

We recommend that you contact your broker. Your broker can give you directions on how to instruct the broker to vote your shares. If you have not provided instructions to the broker, your broker will be able to vote your shares with respect to “routine” matters but not “non-routine” matters pursuant to New York Stock Exchange (“NYSE”) rules. We believe the following agenda items will be considered non-routine under NYSE

2024 Annual General Meeting Proxy Statement	13

rules and therefore your broker will not be able to vote your shares with respect to these agenda items unless the broker receives appropriate instructions from you: Non-Routine Proposals: Agenda Item No. 1 (Election of Directors), Agenda Item No. 2 (Election of Chairman of the Board), Agenda Item No. 3 (Election of Members of Management Development and Compensation Committee), Agenda Item No. 6 (Release of the Members of the Board of Directors and Executive Officers of TE Connectivity for Activities During the Fiscal Year Ended September 29, 2023), Agenda Item No. 8 (Advisory Vote to Approve Named Executive Officer Compensation), Agenda Item No. 9 (Advisory Vote to Approve the Swiss Statutory Compensation Report for the fiscal year ended September 29, 2023), Agenda Item No. 10 (Binding Vote to Approve Fiscal Year 2025 Maximum Aggregate Compensation Amount for Executive Management), Agenda Item No. 11 (Binding Vote to Approve Fiscal Year 2025 Maximum Aggregate Compensation Amount for the Board of Directors) and Agenda Item No. 18 (Approval of TE Connectivity Ltd. 2024 Stock and Incentive Plan).

What will happen if I don’t vote my shares?

If you are a shareholder of record and you do not vote electronically or sign and return a proxy card with votes indicated, no votes will be cast on your behalf on any of the items of business at the meeting. If you are a shareholder of record and you return a signed proxy card but make no specific direction as to how your shares are to be voted, the independent proxy will vote your shares in accordance with the general instruction “FOR” each of the director nominees and “FOR” each of the other agenda items (including each subpart thereof) and in accordance with the recommendation of the Board of Directors.

If you are a beneficial shareholder and you do not provide voting instructions to your bank or broker, subject to any contractual arrangements, your bank or broker may vote your shares in its discretion on all Routine agenda items but not Non-Routine Proposals: Agenda Item No. 1 (Election of Directors), Agenda Item No. 2 (Election of Chairman of the Board), Agenda Item No. 3 (Election of Members of Management Development and Compensation Committee), Agenda Item No. 6 (Release of the Members of the Board of Directors and Executive Officers of TE Connectivity for Activities During the Fiscal Year Ended September 29, 2023), Agenda Item No. 8 (Advisory Vote to Approve Named Executive Officer Compensation), Agenda Item No. 9 (Advisory Vote to Approve the Swiss Statutory Compensation Report for the fiscal year ended September 29, 2023), Agenda Item No. 10 (Binding Vote to Approve Fiscal Year 2025 Maximum Aggregate Compensation Amount for Executive Management), Agenda Item No. 11 (Binding Vote to Approve Fiscal Year 2025 Maximum Aggregate Compensation Amount for the Board of Directors) and Agenda Item No. 18 (Approval of TE Connectivity Ltd. 2024 Stock and Incentive Plan), and no votes will be cast on your behalf on Agenda Items No. 1, No. 2, No. 3, No. 6, No. 8, No. 9, No. 10, No. 11, and No. 18.

How many shares can vote at the Annual General Meeting?

Our registered shares are our only class of voting stock. As of January 4, 2024, there were [●] registered shares issued and outstanding and entitled to vote; however, shareholders who are not registered in our share register as shareholders or do not become registered as shareholders with voting rights as of the close of business (Eastern Standard Time) on February 22, 2024 will not be entitled to attend, vote at or grant proxies to vote at, the Annual General Meeting. See “—I am a shareholder of record. How do I become registered as a shareholder with voting rights?” Shares duly represented at the Annual General Meeting will be entitled to one vote per share for each matter presented at the Annual General Meeting. Shareholders who are registered in our share register as of the close of business (Eastern Standard Time) on February 22, 2024 and who are registered with voting rights may vote at the Annual General Meeting as discussed under “—How do I vote if I am a shareholder of record?—At the Annual General Meeting.”

What quorum is required for the Annual General Meeting?

The presence, in person or by proxy, of at least the majority of the registered shares entitled to vote constitutes a quorum for the conduct of business at the Annual General Meeting. Once a share is represented for any purpose at the Annual Meeting, it will be deemed present for the purpose of the quorum requirement for the remainder of the meeting (including any meeting resulting from an adjournment of the Annual Meeting, unless a new record date is set).

14	2024 Annual General Meeting Proxy Statement

What vote is required for approval of each agenda item and what is the effect of broker non-votes and abstentions?

The following agenda items require the affirmative vote of a majority of the votes cast at the Annual General Meeting, whether in person or by proxy. A majority means at least half plus one additional vote of the votes which are cast at a general meeting of shareholders.

●	Agenda Item No. 1: Election of eleven (11) director nominees proposed by the Board of Directors;
●	Agenda Item No. 2: Election of the Chairman of the Board of Directors;
●	Agenda Item No. 3: Election of the members of the Management Development and Compensation Committee;
●	Agenda Item No. 4: Election of the Independent Proxy;
●	Agenda Item Nos. 5.1, 5.2 and 5.3: Approval of (i) the 2023 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 29, 2023, the consolidated financial statements for the fiscal year ended September 29, 2023 and the Swiss Statutory Compensation Report for the fiscal year ended September 29, 2023), (ii) the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 29, 2023, and (iii) the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 29, 2023;
●	Agenda Item Nos. 7.1, 7.2 and 7.3: Election of (i) Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2024, (ii) Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor until our next Annual General Meeting, and (iii) PricewaterhouseCoopers AG, Zurich, Switzerland, as our special auditor until our next Annual General Meeting;
●	Agenda Item No. 8: Advisory Vote to Approve Named Executive Officer Compensation ("Say on Pay") ;
●	Agenda Item No. 9: Advisory Vote to Approve the Swiss Statutory Compensation Report for the fiscal year ended September 29, 2023;
●	Agenda Item No. 10: Binding Vote to Approve fiscal year 2025 maximum aggregate compensation amount for Executive Management;
●	Agenda Item No. 11: Binding vote to approve fiscal year 2025 maximum aggregate compensation amount for the Board of Directors;
●	Agenda Item No. 12: Carryforward of unappropriated accumulated earnings at September 29, 2023;
●	Agenda Item No. 13: Declaration of dividend;
●	Agenda Item No. 15: Reduction of Share Capital for Shares acquired under our Share Repurchase Program and related amendments to our Articles of Association;
●	Agenda Item Nos. 16.1, 16.2 and 16.3: Approval of Amendments to Articles of Association Relating to Swiss Corporate Law Reform: (i) Amendments to Articles of Association relating to the general meeting and shareholders matters, (ii) Amendments to Articles of Association relating to hybrid and virtual general meetings of shareholders, and (iii) Amendments to Articles of Association relating to the Board of Directors, compensation and mandates;
●	Agenda Item No. 17: Authorization relating to Share Repurchase Program; and
●	Agenda Item No. 18: TE Connectivity Ltd. 2024 Stock and Incentive Plan

The following agenda item requires the affirmative vote of a majority of the votes cast at the Annual General Meeting, whether in person or by proxy, not counting the votes of any member of the Board of Directors or any executive officer of TE Connectivity.

●	Agenda Item No. 6: The release of the members of the Board of Directors and executive officers for activities during the fiscal year ended September 29, 2023.

The following agenda item requires the affirmative vote of two-thirds of the share votes represented and the absolute majority of the par value of the represented shares with voting rights that are represented at the Annual General Meeting, whether in person or by proxy.

●	Agenda Item No. 14: Renewal of Capital Band.

Registered shares which are represented by broker non-votes (which occur when a broker holding shares for a beneficial owner does not vote on a particular agenda item because the broker does not have

2024 Annual General Meeting Proxy Statement	15

discretionary voting power for that particular item and has not received instructions from the beneficial owner) and registered shares which are cast as abstentions on any matter, are counted towards the determination of a quorum but will not be counted as a vote cast and will be disregarded and have no effect on the proposal.

Who will count the votes and certify the results?

An independent vote tabulator will count the votes. Broadridge Financial Solutions has been appointed by the Board of Directors as the independent inspector of election and will determine the existence of a quorum, validity of proxies, and certify the results of the voting. Following the certification of the vote by the independent inspector of election, the Chairman of the Annual Shareholders Meeting or a member of the Board of Directors will certify the vote to the Swiss notary public.

If I vote and then want to change or revoke my vote, may I?

If you are a shareholder of record and have (i) voted via the Internet, you may change your vote and revoke your proxy by submitting subsequent voting instructions via the Internet by the deadline for Internet voting; (ii) submitted a proxy card to the independent proxy, you may change or revoke your vote by submitting a revocation letter and new proxy card directly to the independent proxy so that it is received by no later than 5:00 p.m., Central European Time on March 12, 2024.

Written revocations to the independent proxy should be directed to the following address: Gian Andri Töndury, Proxy Voting Services GmbH, Grossmünsterplatz 1, Postfach, CH-8024 Zürich, Switzerland.

If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf, follow the voting instructions provided to you with these materials to determine how you may change your vote.

Can I sell my shares before the meeting if I have voted?

Yes. TE Connectivity does not block the transfer of shares before the meeting. However, unless you are a shareholder of record with voting rights at the close of business (Eastern Standard Time) on February 22, 2024, your vote will not be counted.

Whom may I contact for assistance?

You should contact D. F. King & Co., Inc., whom we have engaged as a proxy solicitor for the Annual General Meeting. The contact information for D. F. King is below:

D. F. King & Co., Inc.

(888) 887-1266 (US callers only)

+1 (212) 269-5550

Email: TEL@dfking.com (reference TE Connectivity in the subject line)

16	2024 Annual General Meeting Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of outstanding shares of TE Connectivity beneficially owned as of January 4, 2024 by each current director and nominee, each executive officer named in the Summary Compensation table and all of our executive officers, directors and nominees as a group. The address of our executive officers, directors and nominees is c/o TE Connectivity, Mühlenstrasse 26 CH-8200 Schaffhausen, Switzerland.

Number of
Shares
Beneficially
Beneficial Owner	Owned(1)
Directors, Nominees and Executive Officers:
Terrence R. Curtin(2)(3)(5)(6)	1,161,051
ohn S. Jenkins, Jr.(2)(5)	173,887
Steven T. Merkt(2)(5)	323,693
Heath A. Mitts(2)(3)(5)	364,123
Aaron K. Stucki(2)(5)	122,263
Jean Pierre Clamadieu(3)	2,436
Carol A. (“John”) Davidson(3)	16,561
Lynn A. Dugle(3)	5,639
William A. Jeffrey(3)	22,690
Syaru Shirley Lin(3)	2,949
Thomas J. Lynch(4)(5)(7)	145,789
Abhijit Y. Talwalkar(3)	10,937
Mark C. Trudeau(3)	12,961
Dawn C. Willoughby(3)	5,639
Laura H. Wright(3)	16,913
All directors, nominees and executive officers as a group (18 persons)(5)(6)(7)	2,699,230

(1)	The number shown reflects the number of shares owned beneficially as of January 4, 2024 based on information furnished by the persons named, public filings and TE Connectivity records. Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. Except as otherwise indicated in the notes below and subject to applicable community property laws, each owner has sole voting and sole investment power with respect to all shares beneficially owned by such person. To the extent indicated in the notes below, shares beneficially owned by a person include shares of which the person has the right to acquire beneficial ownership within 60 days after January 4, 2024. All current directors, nominees and executive officers as a group beneficially owned [ ● ]% of the outstanding shares as of January 4, 2024. No current director, nominee or executive officer appearing in the above table beneficially owned 1.0% or more of the outstanding shares as of January 4, 2024.
(2)	The named person is designated in the Summary Compensation table as a named executive officer.
(3)	The named person is a director and nominee for director.
(4)	Mr. Lynch is a current director and has decided to retire from the Board of Directors and not stand for reelection.
(5)	Includes shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days after January 4, 2024 as follows: Mr. Curtin— 1,034,537; Mr. Jenkins—145,348; Mr. Merkt— 259,024; Mr. Mitts—326,050; Mr. Stucki—101,798; Mr. Lynch—43,700; all executive officers as a group—2,123,629.
(6)	Includes 40,000 shares held by a family trust.
(7)	Includes 15,000 shares held by a charitable remainder trust.

2024 Annual General Meeting Proxy Statement	17

The following table sets forth the information indicated for persons or groups known to us to be beneficial owners of more than 5% of our outstanding shares beneficially owned as of January 4, 2024.

	Number of	Percentage
Name and Address of Beneficial Owner	Shares	of Class
Capital World Investors(1)	35,139,534	11.3%
333 South Hope Street, 55th Floor
Los Angeles, CA 90071
The Vanguard Group(2)	28,082,806	9.0%
100 Vanguard Blvd.
Malvern, PA 19355
BlackRock Inc.(3)	21,051,293	6.7%
55 East 52nd Street
New York, NY 10055
Dodge & Cox(4)	16,247,285	5.2%
555 California Street, 40th Floor
San Francisco, CA 94104
(1)	This information is based on a Schedule 13G/A filed with the SEC on April 10, 2023 by Capital World Investors, which reported sole voting power and sole dispositive power as follows: sole voting power— 35,079,151 and sole dispositive power— 35,139,534.
(2)	This information is based on a Schedule 13G/A filed with the SEC on February 9, 2023 by The Vanguard Group, which reported sole voting power, sole dispositive power, and shared dispositive power as follows: sole voting power—0, shared voting power—374,369, sole dispositive power— 26,877,087, and shared dispositive power— 1,205,719.
(3)	This information is based on a Schedule 13G/A filed with the SEC on February 3, 2023 by BlackRock Inc., which reported sole voting power and sole dispositive power as follows: sole voting power— 19,128,278 and sole dispositive power— 21,051,293.
(4)	This information is based on a Schedule 13G/A filed with the SEC on February 14, 2023 by Dodge & Cox, which reported sole voting power and sole dispositive power as follows: sole voting power— 15,530,056 and sole dispositive power— 16,247,285.

18	2024 Annual General Meeting Proxy Statement

AGENDA ITEM NO. 1—ELECTION OF DIRECTORS

Motion Proposed by the Board of Directors

At the Annual General Meeting, upon the recommendation of the Nominating, Governance and Compliance Committee, the Board of Directors proposes eleven (11) nominees for individual election as directors to hold office until the Annual General Meeting of shareholders in 2025. All eleven (11) nominees are current directors of TE Connectivity Ltd. Current board member Thomas J. Lynch has decided to retire from the Board of Directors and not stand for reelection. All nominees are listed below with brief biographies.

Vote Requirement to Elect Directors

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of the election of each of the eleven (11) nominees for director.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” the election of each of the eleven (11) nominees for director.

NOMINEES FOR ELECTION

Qualifications of Nominees Recommended by the Board of Directors

TE promotes a high performing culture through highly engaged employees who are both inclusive and open to diverse perspectives, fostering TE’s purpose of creating a safer, sustainable, productive and connected future. The Company executes on this vision by building on three central pillars – Inclusion, Diversity and Engagement. See “Board Diversity and Self-Assessment” below for additional information.

The Company’s Board Governance Principles require that the Board as a whole is constituted to be strong in its collective knowledge of and diversity of experience in accounting and finance, management and leadership, vision and strategy, business operations, business judgment, crisis management, risk assessment, industry knowledge, corporate governance and global markets. The Nominating, Governance and Compliance Committee designs searches for candidates to fill vacancies on the board and makes recommendations for director nominations to the board. When preparing to search for a new director, the committee takes into account the experience, qualifications, skills and expertise of the board's current members. The committee seeks candidates who have a history of achievement and leadership and are experienced in areas relevant to the Company's business such as international trade, finance, technology, manufacturing processes and marketing. The committee also considers independence, as defined by applicable law, stock exchange listing standards and the categorical standards listed in the Company's Board Governance Principles, which are set forth in the "Board Organization and Independence of its Members" section of the Principles, and which can be found on the Company's website at https://www.te.com/content/dam/te-com/documents/about-te/our-company/global/leadership/leadership-documents/board-governance-principles

To assist with determining the needs of the board, the Nominating, Governance and Compliance Committee developed and maintains a Diversity and Skills Matrix to assist in the consideration of the appropriate balance of experience, skills and attributes required of a director and to be represented on the board of directors as a whole. The Diversity and Skills Matrix is based on the Company's strategic plan and is reviewed and updated by the Board on a regular basis. The Nominating, Governance and Compliance Committee evaluates candidates against the Diversity and Skills Matrix when determining whether to recommend candidates for initial election to the Board of Directors and when determining whether to recommend currently serving directors for re-election. In addition, our Board considers director tenure in connection with evaluating current directors for nomination for re-election. It is the general policy of the Board not to nominate directors who have reached the age of 72 for re-election, although the Board may determine to waive this policy in individual cases. See “Board Retirement Policy” below for additional information.

2024 Annual General Meeting Proxy Statement	19

The professional experience, qualifications, skills and expertise of each nominee is set forth immediately below and in the director Diversity and Skills Matrix that follows the Board’s biographies. The Board and the Company believe that all nominees possess additional qualities, business knowledge and personal attributes valuable to their service on the Board and that all have demonstrated commitment to ethical and moral values and personal and professional integrity.

The Board of Directors has concluded that the experience, qualifications, skills and expertise of each director nominee qualifies each nominee to serve as a director of the Company.

20	2024 Annual General Meeting Proxy Statement

Age 65

Director since 2023

Current Public Company Directorships

●
Airbus SE
●
Engie SA (Chair)

TE Board committee

●Nominating Governance & Compliance

Other Public Company Directorships within the past five years

●
AXA SA
●
Solvay S.A.
●
Rhodia SA
●
Faurecia SA

Jean-Pierre Clamadieu – Independent

Chairman, ENGIE S.A.

Former Chief Executive Officer and Chairman of the Executive Committee,

Solvay S.A.

Professional Highlights

Mr. Clamadieu is Chairman of the Board of Directors of ENGIE S.A., a French multinational utility company mainly active in the power and gas sectors. He was first appointed in May 2018 and has been reelected in April 2022 for 4 years. From 2011 to 2019 Mr. Clamadieu served as Chief Executive Officer and Chairman of the Executive Committee of Solvay S.A., a Belgian multinational chemical company. In 1993, he joined the Rhône-Poulenc group where he held several management positions. Following the creation of Rhodia SA as a spin-off of the chemicals and polymers activities of Rhône-Poulenc Mr. Clamadieu held a variety of leadership roles in this organization, including Chairman and Chief Executive Officer from 2008 to 2011. In September 2011 Rhodia was acquired by the Solvay Group. Between 1981 - 1993, he held various positions in the French Public Service. Mr. Clamadieu graduated from École Nationale Supérieure des Mines de Paris with an engineering degree. He is Chief Engineer of the Corps of Mines.

Nominee Qualifications

Mr. Clamadieu brings a range of valuable expertise to the Board. He has held multiple global leadership positions, including as a two-time CEO of global chemicals companies, and has proven himself as an effective leader both in times of financial crisis and in growth. He has held numerous Independent Director and Chairman roles with international companies in industry relevant to TE Connectivity. Mr. Clamadieu has strong global experience. Prior to becoming CEO of Rhodia, he held numerous multijurisdictional and global leadership positions. He has served on (or currently serves on) the Board of Directors of global businesses of scale across the aerospace, financial services, utilities, chemicals and industrial sectors. Mr. Clamadieu’s international business experience and perspective make him a valuable asset for providing essential business guidance to the Board and the Company.

2024 Annual General Meeting Proxy Statement	21

Age 55

Executive Director since 2016

Chief Executive Officer since 2017

Current Public Company Directorships

●
DuPont de Nemours Inc.

TE Board committee

●
None

Other Public Company Directorships within the past five years

●
None

Terrence R. Curtin - Executive Director

Chief Executive Officer, TE Connectivity Ltd.

Professional Highlights

Mr. Curtin has served as the Chief Executive Officer of TE Connectivity since March 2017. Previously Mr. Curtin served as President of TE Connectivity from March 2015 and immediately prior to that served as Executive Vice President and President, Industrial Solutions since August 2012. Previously he served as Executive Vice President and Chief Financial Officer from October 2006 through July 2012. Mr. Curtin served on the TE Connectivity Board prior to our separation from Tyco International and was Vice President and Corporate Controller at Tyco Electronics since 2001. Prior to joining TE Connectivity, Mr. Curtin worked for Arthur Andersen LLP. Mr. Curtin has a Bachelor’s degree in Accounting from Albright College.

Nominee Qualifications

Mr. Curtin has extensive knowledge of our Company and executive leadership experience having served as an employee of ours since 2001 and in executive leadership positions at TE Connectivity since 2006 including having served as our Chief Executive Officer since March 2017. In his prior role as President, Mr. Curtin was responsible for all of TE’s connectivity and sensor businesses and mergers and acquisitions activities. In his prior role as President, Industrial Solutions, Mr. Curtin was responsible for the operations and strategic direction of TE’s Industrial, Energy, and Aerospace, Defense, Oil and Gas businesses. As TE’s Executive Vice President and Chief Financial Officer, Mr. Curtin was responsible for developing and implementing the financial strategy for TE and for creating the financial infrastructure necessary to drive the Company’s financial direction, vision and compliance initiatives. Mr. Curtin is also a Certified Public Accountant and has been a member of the U.S. China Business Council since June 2018.

22	2024 Annual General Meeting Proxy Statement

Age 68

Director since 2016

Current Public Company Directorships

●FMC Corporation
●International Flavors & Fragrances Inc.

TE Board committee

●Audit (Chair)

Financial Expert

Other Public Company Directorships within the past five years

●Allergan plc
●Legg Mason, Inc
●DaVita Inc.
●Pentair plc

Carol A. (“John”) Davidson – Current Lead Independent Director

Former Senior Vice President, Controller and Chief Accounting Officer, Tyco International Ltd.

Professional Highlights

Mr. Davidson served as the Senior Vice President, Controller and Chief Accounting Officer of Tyco International Ltd., a provider of diversified industrial products and services, from January 2004 to September 2012. Between 1997 and 2004, Mr. Davidson held a variety of leadership roles at Dell Inc., a computer and technology services company, including the positions of Vice President, Audit, Risk and Compliance, and Vice President, Corporate Controller. From 1981 to 1997, Mr. Davidson held a variety of accounting and financial leadership roles at Eastman Kodak Company, a provider of imaging technology products and services. He holds a Bachelor of Science in Accounting from St. John Fisher University and an MBA from the University of Rochester.

Nominee Qualifications

Mr. Davidson is a Certified Public Accountant with extensive leadership experience across multiple industries and brings a strong track record of building and leading global teams and implementing governance and controls processes. From January 2013 to August 2018 he served on the Board of Governors of the Financial Industry Regulatory Authority (FINRA), an independent regulator of securities firms. In addition, until December 2015, he was a member of the Board of Trustees of the Financial Accounting Foundation which oversees financial accounting and reporting standards setting processes for the United States. Mr. Davidson’s significant experience with complex accounting and financial issues combined with his knowledge of public reporting requirements and processes bring accounting and financial management insight to the Board. Mr. Davidson brings over ten years of public company directorship experience to the Board.

2024 Annual General Meeting Proxy Statement	23

● ● ● Financial Expert)

Age 64

Director since 2020

Current Public Company Directorships

●EOG Resources, Inc.
●KBR, Inc.
●Micron Technology Inc.

TE Board committee

●
Audit

Financial Expert

Other Public Company Directorships within the past five years

●
State Street Corporation

Lynn A. Dugle – Independent

Former Chief Executive Officer, President and Chairman of the Board, Engility Holdings, Inc.

Professional Highlights

Ms. Dugle joined Engility in 2016 and formerly served as Engility’s (NYSE: EGL) chief executive officer, president and chairman of the board of directors before leading the sale of the company to SAIC (NYSE: SAIC) in 2019. Prior to joining Engility, Ms. Dugle spent more than a decade in senior management positions at Raytheon and retired from the company in March 2015 as a Raytheon Company vice president and President of Raytheon Intelligence, Information and Services (IIS) which housed Raytheon’s Cyber and Special Operations division. Prior to her President’s role, Ms. Dugle was vice president of engineering, technology and quality for the former Raytheon Network Centric Systems (NCS). Before joining Raytheon in April 2004, Ms. Dugle held a number of officer-level positions culminating in a general management role with ADC Telecommunications. Ms. Dugle earned a bachelor’s of science in technical management and a bachelor’s of arts in Spanish from Purdue University. She received a master’s of business administration from The University of Texas at Dallas.

Nominee Qualifications

Ms. Dugle has more than 30 years of executive leadership experience in defense, intelligence and high-tech industries. As the former Chief Executive Officer and Chairman of Engility Holdings, Ms. Dugle brings to the Board valuable experience in leading the development of large businesses with a focus on information, technology and security matters. Prior to her role at Engility, Ms. Dugle was responsible for advanced cyber solutions, cyber security services and information-based solutions at Raytheon. Ms. Dugle also has leadership experience with respect to strategy and global operations, including with respect to engineering, technology and quality functions.

24	2024 Annual General Meeting Proxy Statement

● ●Compliance ●

Age 64 Director since 2012 Current Public Company Directorships ●None TE Board committee ●Nominating Governance & Compliance (Chair) Other Public Company Directorships within the past five years ●None

William A. Jeffrey – Independent

Retired Chief Executive Officer, SRI International

Professional Highlights

The Honorable Dr. William A. Jeffrey served as Chief Executive Officer of SRI International, a research and development organization serving government and industry, from September 2014 to December 2021. From September 2008 through August 2014, Dr. Jeffrey was Chief Executive Officer and President of HRL Laboratories, LLC, an automotive, aerospace and defense research and development laboratory. From 2007 through 2008, he was the Director of the Science and Technology Division of the Institute for Defense Analyses and prior to that he was Director of the National Institute of Standards and Technology from 2005. From 2002 to 2005, Dr. Jeffrey served in the White House as Senior Director of Homeland and National Security and Assistant Director of Space and Aeronautics in the Executive Office of the President, Office of Science and Technology Policy. He began his career at the Institute for Defense Analyses in 1988.

Nominee Qualifications

Dr. Jeffrey brings exceptional technical and scientific expertise and leadership experience to the Board as a former CEO of a private technology research organization with broad technical experience relevant to TE’s major markets as well as in innovation strategies, particularly as related to research and development. He has almost 20 years of government executive experience and experience in U.S. public policy.

2024 Annual General Meeting Proxy Statement	25

Age 55

Director since 2022

Current Public Company Directorships

●
Langham Hospitality Investments
●
Mediatek, Inc.

TE Board committee

●Nominating Governance & Compliance

Other Public Company Directorships within the past five years

●Swire Pacific
●Mercuries Life Insurance

Syaru Shirley Lin – Independent

Research Professor, University of Virginia

Professional Highlights

Professor Lin has been Research Professor since 2022 and had previously been Compton Visiting Professor of World Politics since 2019 at the Miller Center of Public Affairs at the University of Virginia. She is also a Nonresident Senior Fellow in the Foreign Policy Program at the Brookings Institution and an Adjunct Professor at the Chinese University of Hong Kong and chairs the Center for Asia-Pacific Resilience and Innovation (CAPRI). Previously, she was with The Goldman Sachs Group, Inc. holding multiple positions, including Managing Director and Partner, Principal Investment Area, based in Hong Kong from 2000 to 2003, Vice President, Principal Investment Area from 1997 to 2000, and Associate, Corporate Finance, Investment Banking from 1994 to 1997. Prof. Lin earned a doctoral degree in Politics and Public Administration in 2010 from the University of Hong Kong; a master's degree in International and Public Affairs, in 2005 from the University of Hong Kong and an A.B. degree in East Asian Studies, in 1990 from Harvard College.

Nominee Qualifications

Prof. Lin brings a range of valuable expertise to the Board.  She has more than 10 years of instructional experience in international relations, international and comparative political economy in the United States and Asia as well as over a decade of analytical and investment experience in the investment banking industry.  Prof. Lin brings vast knowledge on international matters, with a focus on the Asia Pacific environment, to the Board. Her senior leadership experience with Goldman Sachs lent her the opportunity to gain valuable experience by serving on the boards of private and publicly listed companies in the U.S., China, Japan, Taiwan and Hong Kong. She brings deep China/APAC experience across many sectors, including as an executive, board director, researcher, author and lecturer.  Prof. Lin also has leadership experience with respect to strategy and global operations, gained by managing over 30 investment professionals and administrators based in Asia, including Hong Kong, Taipei, Seoul, Tokyo and Singapore, making investments in twelve countries.

26	2024 Annual General Meeting Proxy Statement

Age 52 Director since 2021 Current Public Company Directorships ●Columbus McKinnon Corporation ●Veralto Corporation TE Board committee ●None Other Public Company Directorships within the past five years ●None

Heath A. Mitts – Executive Director

Executive Vice President and Chief Financial Officer, TE Connectivity Ltd.

Professional Highlights

Mr. Mitts has been Executive Vice President and Chief Financial Officer at TE Connectivity since September 2016. Previously he was Senior Vice President and Chief Financial Officer at IDEX Corporation, a globally diversified company specializing in fluid, metering, health and science technologies, as well as fire, safety and other products, from March 2011 until September 2016. Mr. Mitts joined IDEX as Vice President, Corporate Finance in September 2005. Mr. Mitts holds an MBA in finance from Pennsylvania State University and a Bachelor’s degree in finance and political science from Southern Methodist University.

Nominee Qualifications

Mr. Mitts has extensive knowledge of our Company and executive leadership experience having served as our Chief Financial Officer since 2016. In addition, Mr. Mitts’ other qualifications to serve on our Board include his senior leadership and governance experience, his extensive finance and accounting background and his international business experience.

2024 Annual General Meeting Proxy Statement	27

Age 59

Director since 2017

Current Public Company Directorships

●
Advanced Micro Devices, Inc.
●
iRhythm Technologies, Inc. (Chair)
●
Lam Research Corporation (Chair)

TE Board committee

●
Management Development & Compensation (Chair)

Other Public Company Directorships within the past five years

●
None

Abhijit Y. Talwalkar – Independent

Former President and Chief Executive Officer, LSI Corporation

Professional Highlights

Mr. Talwalkar is the former President and Chief Executive Officer of LSI Corporation, a leading provider of silicon, systems and software technologies for the storage and networking markets, a position he held from May 2005 until the completion of LSI’s merger with Avago Technologies in May 2014. From 1993 to 2005, Mr. Talwalkar was employed by Intel Corporation, the largest semiconductor manufacturer in the industry. At Intel, he held a number of senior management positions, including Corporate Vice President and Co-General Manager of the Digital Enterprise Group, which was comprised of Intel’s business client, server, storage and communications businesses, and as Vice President and General Manager for the Intel Enterprise Platform Group, where he focused on developing, marketing, and driving Intel business strategies for enterprise computing. Prior to joining Intel, Mr. Talwalkar held senior engineering and marketing positions at Sequent Computer Systems, a multiprocessing computer systems design and manufacturer that later became a part of IBM; Bipolar Integrated Technology, Inc., a VLSI bipolar semiconductor company; and Lattice Semiconductor Inc., a service driven developer of programmable design solutions widely used in electronic systems. Mr. Talwalkar has a Bachelor of Science degree in electrical engineering from Oregon State University.

Nominee Qualifications

Mr. Talwalkar brings experience as a public company executive officer and director, along with a proven record of executive leadership including nine years as a chief executive officer. Mr. Talwalkar served as a member of the board of directors of the U.S. Semiconductor Industry Association, a semiconductor industry trade association from May 2005 to May 2014. He was additionally a member of the U.S. delegation for World Semiconductor Council proceedings. His experience in marketing, mergers and acquisitions and other business and operations experience brings relevant insight to the Board.

28	2024 Annual General Meeting Proxy Statement

Age 62

Director since 2016

Current Public Company Directorships

●
None

TE Board committee

●
Management Development & Compensation

Other Public Company Directorships within the past five years

●
Mallinckrodt plc

Mark C. Trudeau – Independent

Former President, Chief Executive Officer, Mallinckrodt plc

Professional Highlights

Mr. Trudeau served from June 2013 until June 2022 as the President, Chief Executive Officer and a director of Mallinckrodt plc, a global business that develops, manufactures, markets and distributes specialty pharmaceuticals and therapies, which filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code in October 2020. Prior to that, Mr. Trudeau served as Senior Vice President and President of the Pharmaceuticals business of Covidien plc beginning in February 2012. He joined Covidien from Bayer HealthCare Pharmaceuticals LLC USA, the U.S. healthcare business of Bayer AG, where he served as Chief Executive Officer. He simultaneously served as President of Bayer HealthCare Pharmaceuticals, the U.S. organization of Bayer’s global pharmaceuticals business. In addition, he served as Interim President of the global specialty medicine business unit from January to August 2010. Prior to joining Bayer in 2009, Mr. Trudeau headed the immuno science Division at Bristol Myers Squibb. During his 10 plus years at Bristol Myers Squibb, he served in multiple senior roles, including President of the Asia/Pacific region, President and General Manager of Canada and General Manager/Managing Director in the United Kingdom. Mr. Trudeau also served in a variety of executive positions at Abbott Laboratories from 1988 to 1998. Mr. Trudeau holds a Bachelor’s degree in Chemical Engineering and an MBA, both from the University of Michigan.

Nominee Qualifications

Mr. Trudeau brings experience as a public company executive officer and director, along with a proven record of executive leadership and strong global business expertise including in the areas of strategy, operations and management, as well as other areas of business. Mr. Trudeau has over three decades of leadership positions at global companies which makes him well suited to provide valuable insight to our board and meets the SEC definition of an audit committee financial expert.

2024 Annual General Meeting Proxy Statement	29

Age 54

Director since 2020

Current Public Company Directorships

●
J. M. Smucker Company
●
International Flavors & Fragrances Inc.

TE Board committee

●
Management Development & Compensation

Other Public Company Directorships within the past five years

●
None

Dawn C. Willoughby – Independent

Former Executive Vice President and Chief Operating Officer of The Clorox Company

Professional Highlights

Ms. Willoughby was the Executive Vice President and Chief Operating Officer of The Clorox Company, a manufacturer and marketer of consumer and professional products, from September 2014 through January 2019. She also served as the company’s Senior Vice President and General Manager, Clorox Cleaning Division; Vice President and General Manager, Home Care Products; and Vice President and General Manager, Glad Products, along with several other positions since she began there in 2001. Prior to her career at The Clorox Company, Ms. Willoughby spent nine years with The Procter & Gamble Company, where she held several positions in sales management. Ms. Willoughby obtained a Bachelor of Arts in sports management from the University of Minnesota and an MBA from the University of California, Los Angeles Anderson School of Business.

Nominee Qualifications

Ms. Willoughby is well qualified to serve on our Board of Directors due to her prior business experience and experience serving as a public company director. Ms. Willoughby brings an extensive background leading business operations through her former roles with The Clorox Company and The Procter & Gamble Company. She also brings strong insights regarding sustainability through her former role with The Clorox Company. In addition, Ms. Willoughby’s background enables her to provide valuable insights to the Board, particularly in management, strategy, sales, marketing, and sustainability.

30	2024 Annual General Meeting Proxy Statement

Age 63

Director since 2014

Current Public Company Directorships

●
Spirit AeroSystems Holdings, Inc.
●
CMS Energy Corporation and its subsidiary Consumers Energy Company
●
Joby Aviation, Inc.

TE Board committee

●
Audit

Financial Expert

Other Public Company Directorships within the past five years

●
None

Laura H. Wright – Independent

Former Chief Financial Officer of Southwest Airlines

Professional Highlights

Ms. Wright retired in 2012 as Chief Financial Officer of Southwest Airlines, a provider of air transportation in the United States. During her 25 year career at Southwest, she served in a variety of financial roles including Chief Financial Officer, Senior Vice President Finance, Treasurer and Assistant Treasurer. She began her career at Arthur Young & Co. in 1982 as a member of their tax staff, following which she became a Tax Manager from 1986 through 1988. Ms. Wright holds Bachelor and Master of Science degrees in accounting from the University of North Texas and is a Certified Public Accountant.

Nominee Qualifications

Ms. Wright brings extensive large public company leadership experience, including nine years as Chief Financial Officer and six years as Treasurer. As a former Chief Financial Officer and Treasurer, she brings finance experience, including corporate financial reporting, risk management, capital markets, investor relations, tax, strategy, and mergers and acquisitions to the Board. She also brings ten years of public company directorship experience to the Board and meets the SEC definition of an audit committee financial expert.

2024 Annual General Meeting Proxy Statement	31

Director Diversity and Skills Matrix

TE CONNECTIVITY LTD. - DIRECTOR DIVERSITY & SKILLS MATRIX
DIRECTOR	AGE (As of 1/17/24)	YEAR JOINED BOARD	INDEPENDENT	GENDER	DIVERSE	BACKGROUND & EXPERTISE
						PUBLIC COMPANY CEO	EXECUTIVE LEADERSHIP	ENGINEER / TECHNOLOGY / R&D	FINANCE & ACCOUNTING	PUBLIC POLICY & STAKEHOLDER ENGAGEMENT	GLOBAL BUSINESS MANAGEMENT	MANUFACTURING & OPERATIONS	MARKETING & SALES	IT & CYBERSECURITY *	MERGERS & ACQUISITIONS
Clamadieu, Jean- Pierre	65	2023	YES	M	•	•	•	•		•	•	•			•
Curtin, Terrence R.	55	2016	NO	M		•	•		•		•	•			•
Davidson, Carol A. "John"	68	2016	YES	M	•		•		•	•				•
Dugle, Lynn A.	64	2020	YES	F	•	•	•	•	•		•	•		•	•
Jeffrey, William A.	64	2012	YES	M	•		•	•		•				•
Syaru Shirley Lin	55	2022	YES	F	•		•		•	•		•			•
Mitts, Heath A.	52	2021	NO	M			•		•		•				•
Talwalkar, Abhijit Y.	59	2017	YES	M	•	•	•	•			•		•	•	•
Trudeau, Mark C.	62	2016	YES	M		•	•		•		•	•
Willoughby, Dawn C.	54	2020	YES	F	•		•				•	•	•		•
Wright, Laura H.	63	2014	YES	F	•		•		•					•	•
					8	5	11	4	7	4	7	6	2	5	8
Ages	50s (5) 60s (6)		YES (9) NO (2)	M (7) F (4)
Average Age	60.09
Average Tenure		6.1

* Directors Davidson, Talwalkar and Wright participated in a National Association of Corporate Directors sponsored cybersecurity program during which each completed requirements established by the Software Engineering Institute of Carnegie Mellon University for a Certificate in Cybersecurity Oversight along with Mr. Jeffrey who maintains additional information technology and cybersecurity qualifications.

32	2024 Annual General Meeting Proxy Statement

Director Skill Set Considerations; Use of Matrix

In recruiting and selecting Board candidates, the Nominating, Governance & Compliance Committee takes into account the size of the Board and considers a skills matrix. This skills matrix helps the Committee determine whether a particular Board member or candidate possesses one or more of the skill sets, as well as whether those skills and/or other attributes qualify him or her for service on a particular committee. The Committee also considers a wide range of additional factors, including other positions the Director or candidate holds, including other boards of directors on which he or she serves; the results of the Board and Committee assessments; each Director’s and candidate’s projected retirement date; the independence of each Director and candidate; and the Company’s current and future business needs.

Commitment to Diversity

The Company is committed to a strategy of inclusiveness and to pursuing diversity in terms of viewpoints, backgrounds, and experiences, as well as diversity regarding gender, race, ethnicity, sexual orientation, national origin and underrepresented groups. The Company believes that it benefits from having directors with these traits. Of the eleven directors nominated to serve on the Board at the Annual General Meeting, four identify as women, one identifies as African American, one director identifies as LGBTQ+ and three directors identify as ethnically or geographically diverse or born outside the United States. The Board Governance Principles and the NGCC charter require candidates for the Board, among other things, to have the highest standards of individual and corporate integrity and trust and individual backgrounds that provide a portfolio of diverse experience, backgrounds and knowledge commensurate with the Company’s needs.

The Board is committed to using the refreshment process to strengthen diversity on the Board. To accomplish this, the Nominating, Governance and Compliance Committee requires in all cases that director search firms engaged by the Company include a selection of women and ethnically diverse candidates in prospective director candidate pools. In addition, the Nominating, Governance and Compliance Committee is committed to interviewing women and ethnically diverse candidates for future vacancies on the Board.

As a result of the Swiss corporate law reform (approved by the Swiss parliament on June 19, 2020) new rules on gender representation on the Board of Directors (minimum 30% of the underrepresented gender on the Board of Directors) became effective on January 1, 2021 subject to a five-year transitional period. If the Company does not comply with these new rules after the transition period, the Board of Directors will have to explain the reasons for non-compliance in the Swiss Statutory Compensation Report, the first time for the fiscal year 2026. 36% of our director nominees standing for election at the March 2024 Annual General Meeting are female.

2024 Annual General Meeting Proxy Statement	33

Board Self-Assessment

A self-assessment of the Board and its Committees is conducted annually.

1

Annual Self-Assessment

- The NGCC oversees an annual self-assessment of the Board and each Committee's performance
- The self-assessment seeks to identify specific areas, if any, in need of improvement or strengthening, including with respect to the diversity of our Board in terms of viewpoints, backgrounds and experiences
- The self-assessment is conducted with each individual director by the General Counsel and a member of the NGCC

2

Self-Assessment Questions

- After the September NGCC meeting, the General Counsel sends a list of questions to the Board members on the subject of the functioning of the Board and Committees to be discussed during one-on-one interviews

3

One-on-One Discussions

- The General Counsel meets individually with each director prior to the December meeting to discuss the self-assessment questions previously provided to the Board members:
  - Effectiveness of Board and its Committees
  - Opportunities for improvement
  - Current functioning of the Board and its Committees
  - Other topics of current interest
- General Counsel shares comments and feedback with the Board and NGCC at the December meeting

4

Feedback Incorporated

- As a result of this process:
  - The Board and its Committees identify potential areas for improvement, as well as existing practices which have contributed to high effectiveness
  - Items requiring follow-up are monitored on a going-forward basis by the full Board, Committees and/or Committee chairs, as applicable
  - The NGCC considers the skills, diversity and contributions of each director as part of its annual nomination process to ensure our directors continue to possess the necessary skills and experience to effectively oversee the Company

Shareholder Recommendations

The NGCC will consider all shareholder recommendations for candidates for the Board, which should be sent to the Nominating, Governance and Compliance Committee, c/o Harold G. Barksdale, Secretary, TE Connectivity, Mühlenstrasse 26, CH-8200 Schaffhausen, Switzerland. In addition to considering candidates suggested by shareholders, the Committee considers candidates recommended by current directors, Company officers, employees and others. The Committee screens all candidates in the same manner regardless of the source of the recommendation. The Committee's review is typically based on any written materials provided with respect to the candidate. The Committee determines whether the candidate meets the Company's general qualifications and specific qualities and skills for directors (see "Qualifications of Nominees Recommended by the Board of Directors" above) and whether requesting additional information or an interview is appropriate.

34	2024 Annual General Meeting Proxy Statement

CORPORATE GOVERNANCE

Governance Principles

The Company’s Board Governance Principles, which include guidelines for determining director independence and qualifications for directors, can be found on the Company’s website at www.te.com under “About TE – Executive Team – Board Documents”. Corporate governance developments are regularly reviewed by the Board in order to appropriately modify the Board Governance Principles, committee charters and policies.

Board Leadership Structure

To conduct its business the Board maintains three standing committees: Audit, Management Development and Compensation, and Nominating, Governance and Compliance Committee, each of which are comprised entirely of independent directors. The NGCC recommends to shareholders, for election, the Chairman of the Board of Directors, and the directors assigned to the Management Development and Compensation Committee.

Assignment to, and the chair of, the Audit Committee, and the chair of the Management Development and Compensation Committee, are recommended by the NGCC for election by the Board. The independent directors as a group elect the members and the chair of the Nominating, Governance and Compliance Committee.

The NGCC reviews the Board’s organization annually and recommends appropriate changes to the Board. The Board determines the appropriate leadership structure for the Company, subject to shareholder approval of the Chairman of the Board.

Annually, the NGCC coordinates an evaluation and assessment of the Board’s performance and leadership, As part of the Board’s succession planning completed for fiscal year 2012, the Board of Directors elected Thomas Lynch as Chairman of the Board and also created and elected a Lead Independent Director. Carol A. (“John”) Davidson currently serves as Lead Independent Director.

The duties of the Lead Independent Director include:

●	with Chair, director and management input, establishing and approving the agenda for Board meetings and ensuring sufficient time for discussion of agenda items;
●	chairing an executive session of the independent directors at each formal Board meeting;
●	calling and chairing additional meetings of the independent directors where and when appropriate;
●	responding to shareholder inquiries if required;
●	serving as a liaison between the Chairman and independent directors and facilitating communication among directors and between the Board and the CEO;
●	working with the Chairman and CEO to approve information sent to the Board; and
●	fulfilling other responsibilities as determined by the Board.

At the March 2024 Annual General Meeting of Shareholders, current board member and Chairman of the board Thomas J. Lynch will retire from the Board of Directors and not stand for reelection, and the Board has nominated Mr. Davidson to serve as Chairman of the Board of Directors. The Board determined that Mr. Davidson’s deep knowledge of the Company’s operations, strategy and risk management practices and appreciation of the principal challenges and opportunities facing the Company, as well as his tenure on the Board, position him well to serve as Chairman. Upon Mr. Davidson’s election as Chairman of the Board, the Board will not appoint a Lead Independent Director given Mr. Davidson’s status as an independent director.

The Board is comprised of a substantial majority of independent directors and all directors are annually elected by a majority of share votes cast at the Annual General Meeting of shareholders.

2024 Annual General Meeting Proxy Statement	35

oard Oversight of Risk Management
Board Oversight of Risk Management

The Board of Directors is responsible for appraising the Company’s major risks and overseeing that appropriate risk management and control procedures are in place. The Board must understand the risks facing the Company as a function of its strategy, provide oversight of the processes put in place to identify and manage risk (for example, in relation to executive compensation and succession) that only the Board is positioned to manage. The Board is responsible for determining that senior executives take the appropriate steps to manage all major risks. Management has day-to-day responsibility for assessing and managing the Company’s particular exposures to risk.

The Audit Committee of the Board meets to review and discuss, as determined to be appropriate, with management, the internal auditor and the independent registered public accounting firm:

●
the Company’s major financial and accounting risk exposures and related policies and practices to assess and control such exposures,
●
overseeing risks related to privacy,
●
overseeing risks related to cyber-security with the Nominating, Governance and Compliance Committee, and
●
assist the Board in fulfilling its oversight responsibilities regarding the Company’s policies and guidelines with respect to risk assessment and risk management.

The Management Development and Compensation Committee reviews the Company’s risks related to:

●
chief executive officer succession and succession plans for senior executives,
●
overall compensation structure,
●
incentive compensation plans and equity-based plans,
●
policies and programs, severance programs, change-of-control agreements and benefit programs,
●
human capital management, and
●
meets, as appropriate, with the internal and/or external auditors to discuss management and employee compliance with the compensation, incentive, severance and other benefit programs and policies under the committee’s jurisdiction.

The Nominating, Governance and Compliance Committee reviews the Company’s policies and risks related to:

●
related person transactions required to be disclosed pursuant to U.S. securities rules,
●
identifying and recommending individuals qualified to become Board members, consistent with criteria approved by the Board,
●
developing and recommending to the Board a set of corporate governance principles applicable to the Company,
●
overseeing the evaluation of the Board,
●
the effectiveness of the Company’s environmental, health and safety management program,
●
overseeing risks related to cyber-security with the Audit Committee,
●
the Company’s enterprise-wide risk assessment processes, and
●
the Company’s compliance programs.

36	2024 Annual General Meeting Proxy Statement

The Board’s role in risk oversight of the Company is consistent with the Company’s leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board and its committees providing oversight in connection with those efforts.

Director Independence

The Board has determined that nine of the eleven director nominees are independent. For a director to be considered independent, the Board must make an affirmative determination that a director meets the stringent guidelines for independence set by the Board. These guidelines either meet or exceed the NYSE listing standards’ independence requirements. The guidelines include a determination that the director has no current or prior material relationships with TE Connectivity (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company), aside from his or her directorship, that could affect his or her judgment.

The independence guidelines also include the determination that certain limits to annual sales to or purchases from entities for which a director serves as an executive officer, and limits on direct compensation from the Company for directors and certain family members (other than fees paid for board or committee service), are not exceeded and other restrictions.

Based on the review and recommendation by the Nominating, Governance and Compliance Committee, the Board analyzed the independence of each director nominee and determined that the following director nominees meet the standards of independence under our director independence guidelines and applicable NYSE listing standards, and that each of them is free of any relationship that would interfere with his or her individual exercise of independent judgment: Jean-Pierre Clamadieu, Carol A. (“John”) Davidson, Lynn A. Dugle, William A. Jeffrey, Syaru Shirley Lin, Abhijit Y. Talwalkar, Mark C. Trudeau, Dawn C. Willoughby and Laura H. Wright. The Board also reached this independence determination for Thomas J. Lynch, who has decided to retire from the Board of Directors and not stand for reelection at the Annual General Meeting in March 2024. The Board also previously reached this independence determination for Yong Nam who left the board effective March 15, 2023.

In accordance with the rules of the NYSE, the Board of Directors has determined that Ms. Wright’s simultaneous service on the audit committees of CMS Energy and Consumers Energy (a publicly traded subsidiary of CMS Energy) and Joby Aviation, Inc. does not impair her ability to effectively serve also on our Audit Committee. The Board of Directors believes the Company’s shareholders will benefit from Ms. Wright’s extensive experience as a Chief Financial Officer.

Board Retirement Policy

The Board of Directors has established a retirement age policy of 72 years for directors, as reflected in our Board Governance Principles. The Board of Directors believes that it is important to monitor its skills and needs in the context of the Company’s long-term strategic goals, and, therefore, may elect to waive the policy in individual cases as it deems appropriate. The Board of Directors believes it is important to balance refreshment with the need to retain directors who have developed, over time, significant insight into the Company and its operations and who continue to make valuable contributions to the Company that benefit our shareholders.

Director Time Commitments

Our Board Governance Principles and Articles of Association set forth certain requirements with regards to the directors’ time commitment levels, with consideration given to public company leadership roles and outside commitments. The Nominating, Governance and Compliance Committee will conduct

2024 Annual General Meeting Proxy Statement	37

an annual review of director time commitment levels and determine if all directors are compliant with the limitations set forth in our Board Governance Principles and Articles of Association.

Corporate Responsibility*

At TE Connectivity, our purpose is to create a safer, sustainable, productive and connected future. Our values of integrity, accountability, teamwork, and innovation govern us and guide our actions.

Each year, TE releases a corporate responsibility report. To learn more about our One Connected World corporate responsibility strategy, our 2030 ambitions and our progress, visit www.te.com/sustainability.

Our annual reporting includes a Global Reporting Initiative index as well as a Sustainability Accounting Standards Board (SASB) index. TE also reports to the Carbon Disclosure Project (CDP) and the Dow Jones Sustainability Index (DJSI). TE has also released a standalone Taskforce on Climate-related Financial Disclosures (TCFD) report and a report on our alignment with the UN Sustainable Development Goals. TE has also been a member of the United Nations Global Compact since 2011.

Our corporate responsibility efforts are managed by our Vice President, Global Government Affairs and Corporate Responsibility, and overseen by our General Counsel, our operating committee and the Nominating, Governance and Compliance Committee of the TE Connectivity Board of Directors. We also have a cross-functional sustainability committee comprised of TE employees called the One Connected World Network which governs our One Connected World strategy.

Environment

Our sustainability initiatives began several years ago and have continued to evolve. From fiscal 2020 to 2023, we achieved more than a 20% reduction in energy use intensity, more than a 15% reduction in total water withdrawal, and more than a 60% reduction in absolute GHG emissions for Scopes 1 and 2. We have challenged ourselves to find new ways to continue to drive sustainability improvements. We have also committed to near-term, company-wide emissions reductions in line with climate science and Science Based Targets initiative (“SBTi”) objectives. We have established a number of mid-term goals and long-term ambitions including the following: Several of our environmental performance measures are externally assured on a limited basis by Deloitte & Touche LLP. We recognize the risk climate change poses and we are increasing our focus on GHG emissions with the aim to achieve greater reductions. We are also conscious of the environmental footprint of our products and remain diligent about REACH, RoHS and other international product compliance standards.

Social

We value our place in the global community and respect applicable civil rights, human rights and labor laws in the locations where we operate. We outline our commitment to human rights in our global human rights policy. We request that our suppliers do the same through certification to our Supplier Guide to Social Responsibility. We also audit certain high-risk suppliers in our supply chain to evaluate compliance with child and forced labor laws and regulations. We closely monitor our TE facilities to protect fair and reasonable working hours, wages and benefits for our TE employees. We prohibit all forms of forced labor and the hiring of underage individuals. We also prohibit any form of physical punishment or abuse. TE maintains a conflict minerals policy available at https://www.te.com/usa-en/utilities/product-compliance/conflict-minerals.html and a management system dedicated to performing required conflict minerals due diligence across our supply chain.

TE is globally committed to living our TE Values and driving our Purpose by building a workforce and a supplier network that represents our global markets and customers we serve. Additionally, we strive to build a work environment where all employees are engaged, differences are valued and respected, and all opinions count. We believe that our actions support this commitment and our Employee Resource Groups actively support this effort. TE provides a work environment that prohibits discrimination on various dimensions, including, but not limited to, gender, age, race, ethnicity, orientation, physical or mental abilities, nationality, religion, veteran status, background, culture, and experience. In addition, we annually publish our EEO-1 data on our Company website.

38	2024 Annual General Meeting Proxy Statement

TE is committed to the safety, health, well-being, and human rights of our employees. We continuously evaluate opportunities to raise safety and health standards through our environmental, health, and safety team. Compliance audits and internal processes are in place to stay ahead of workplace hazards, and we aim to reduce our Occupational Safety and Health Administration (“OSHA”) total recordable incident rate—a rate equivalent to the number of incidents per 100 employees or 200,000 work hours—to 0.12 by fiscal 2025.

TE donates to organizations in the communities where we live and work. The TE Connectivity Foundation is focused on supporting access to technology and engineering for all, particularly women and underserved communities.

Governance

TE operates on a strong foundation of governance. Our values and our Guide to Ethical Conduct serve as the cornerstones of our ethical business practices. For more information on key governance matters, please refer to the following pages in this proxy statement: Board Diversity (page 33), Board Oversight of Risk Management (page 36), Guide to Ethical Conduct (page 39, Communicating Concerns to Directors (page 39), NGCC Oversight of Environmental, Social and Governance (“ESG”) matters (page 44) and Executive Compensation (beginning on page 51).

*TE’s goals are aspirational and may change. Statements regarding our goals are not guarantees or promises that they will be met. Content available at websites and in documents referenced in this section are not incorporated herein and are not part of this Proxy Statement.

Guide to Ethical Conduct

All directors, officers and employees of TE Connectivity are required to review and affirm that they understand and are in compliance with the policies and principles contained in TE Connectivity’s code of ethical conduct set forth in the Company’s manual, “Connecting with our Values: TE Connectivity Guide to Ethical Conduct.” The guide is published in the TE Corporate Responsibility section of TE Connectivity’s website under “Governance—Compliance” at

http://www.te.com/usa-en/about-te/corporate-responsibility/governance/ombudsman/ethical-conduct.html.

Directors are required to promptly inform the chair of the Nominating, Governance and Compliance Committee of actual or potential conflicts of interest.

The Office of Ombudsman at TE Connectivity reports to the Audit Committee and provides a direct, confidential and impartial avenue for employees, third party business partners and investors to raise any concern or issue with compliance or ethics, including concerns about the Company’s accounting, internal accounting controls or auditing matters.

The Office of Ombudsman seeks the fair, timely and impartial resolution of all compliance and ethics issues, and the Ombudsman also reports significant issues and reporting trends to the Audit Committee regularly on a quarterly basis. Employees have a number of channels to raise issues within TE Connectivity, including confidential, toll-free hotline numbers for their respective countries, a confidential online reporting platform, and a mobile device reporting platform.  All reported concerns are received and promptly reviewed by the Office of Ombudsman and are either assigned for investigation by designated teams or responded to in a timely manner.

Communicating Concerns to Directors

Any shareholder or interested party who wishes to contact members of the TE Connectivity Board of Directors, including the chairman or the non-management directors as a group, may do so by mailing written communications to:

TE Connectivity Board of Directors

Attn: Ombudsman

1050 Westlakes Drive

Berwyn, PA 19312

USA

2024 Annual General Meeting Proxy Statement	39

Inquiries and concerns also can be submitted anonymously and confidentially through the Ombudsman to the TE Connectivity Board of Directors by email to directors@te.com or through the Internet at http://www.te.com/usa-en/about-te/corporate-responsibility/governance/ombudsman.html.

Voting Standards for the Election of Directors

Directors are elected by an affirmative vote of a majority of the votes cast, in person or by proxy, at a general meeting of shareholders and serve until the next Annual General Meeting of shareholders. In an uncontested election of directors, any nominee for director who does not receive at least half plus one additional vote of the share votes cast at the meeting is not elected to the Board.

Voting Standards for Amendments to the Articles of Association

The Articles of Association may be amended, in whole or in part, by the Board, subject to approval by the affirmative vote of the holders of record:

●	in the case of article 1 (with respect to domicile), article 2 (purpose), article 4 (with respect to the creation of preferred shares and an increase in capital out of equity, against contributions in kind, or for the purpose of acquisition of assets, or the granting of special privileges), article 5 (with respect to a change of the share capital and the limitation or withdrawal of preemptive rights) and article 6 (with respect to an increase in conditional share capital and the limitation or withdrawal of advance subscription rights), of at least two-thirds of the votes represented and the absolute majority of the par value of the votes represented, in person or by proxy, at a general meeting of shareholders;
●	in the case of article 17, paragraph 5 (no shareholder action by written consent), article 18, paragraphs 3 and 4 and article 34 (provisions relating to “freeze-out” of business combinations with “interested shareholders” (as defined in the Articles of Association)), and article 18, paragraph 6 (80% vote requirement for certain article amendments), of 80% of the total votes of shares outstanding and entitled to vote on the relevant record date with respect thereto; and
●	in the case of all other articles, of a majority of the votes cast, in person or by proxy, at a general meeting of shareholders (a “majority” means at least half plus one additional vote of the share votes cast, not counting abstentions, broker non-votes, blank or invalid ballots).

40	2024 Annual General Meeting Proxy Statement

THE BOARD OF DIRECTORS AND BOARD COMMITTEES

Board of Directors

The Board of Directors currently consists of twelve (12) directors, eleven of whom are nominees for election. The Board held five meetings in fiscal year 2023. All of the incumbent directors attended greater than 90% of the meetings of the Board and the committees on which they served in fiscal 2023. It is the policy of the Board that directors are expected to attend the Annual General Meeting of shareholders. All twelve of the current directors attended the 2023 Annual General Meeting of shareholders.

An annual performance evaluation is conducted by the Board and each of its committees to determine whether they are functioning effectively. The Nominating, Governance and Compliance Committee plans and recommends to the Board the method of evaluation. In 2023, the Company’s General Counsel was appointed by the Board to gather information from directors through individual discussions and interviews and to report results back to the Board and Nominating, Governance and Compliance Committee for consideration of actions to be taken as a result of the evaluation.

Board Committees

The Board has adopted written charters for each of its three standing committees: the Audit Committee, the Management Development and Compensation Committee and the Nominating, Governance and Compliance Committee. Each board committee reports to the Board on their activities at each regular Board meeting. Membership in each of the Committees of the Board, as of January 4, 2024, is shown in the following chart.

Director	Audit Committee	Management Development and Compensation Committee	Nominating, Governance and Compliance Committee
Jean-Pierre Clamadieu			●
Carol A. (“John”) Davidson	µ
Lynn A. Dugle	●
William A. Jeffrey			µ
Syaru Shirley Lin			●
Abhijit Y. Talwalkar		µ
Mark C. Trudeau		●
Dawn C. Willoughby		●
Laura H. Wright	●

µ Committee Chair	● Committee Member	Financial Expert

Laura Wright is expected to serve as Audit Committee chairperson effective March 13, 2024 and Mr. Davidson is expected to continue to serve on the Audit Committee.

The tables below identify the number of meetings held by each standing committee in fiscal 2023 and provide a brief description of the duties, responsibilities and other general information with respect to each committee.

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Audit Committee
Meetings during fiscal 2023	● Nine
Duties and Responsibilities
●
Oversee the Company’s financial reporting processes and the quality and integrity of the Company’s earnings press releases, annual and quarterly financial statements, including its financial and accounting principles, policies and practices, and its internal control over financial reporting
●
Oversee the qualifications, independence and performance of the Company’s independent registered public accounting firm and lead audit partner and the Company’s Swiss registered auditor
●
Review and oversee the Company’s internal audit function
●
Oversee compliance with legal and regulatory requirements
●
Review financial and accounting risk exposure affecting the Company
●
Oversee risks related to privacy
●
Oversee risks related to cyber-security with the Nominating, Governance and Compliance Committee
●
Assist the Board in fulfilling its oversight responsibilities regarding the Company’s financial and accounting policies and processes with respect to risk assessment and risk management
●
Oversee procedures for handling complaints and concerns regarding accounting or auditing matters
●
Review and discuss, as appropriate, with Company management, the independent auditor, and the MDCC in the event the Company’s clawback policy may be implicated, material financial statement errors and make, or recommend to the Board, any conclusions regarding whether any previously issued financial statements, covering one or more years or interim periods for which the Company is required to provide financial statements under applicable rules should no longer be relied upon because of such error
●
Oversee the Company Ombudsman and the Company’s Guide to Ethical Conduct

General Information
●
The Board has determined that each member of the Audit Committee is financially literate
●
The Board has determined that all members of the Audit Committee are “audit committee financial experts” as defined under SEC rules
●
The Board has determined that all members of the Audit Committee satisfy the relevant SEC, NYSE and the Company’s additional independence requirements
●
The Audit Committee’s report appears on pages 85-86.

Written Charter	● The Audit Committee charter can be found on the Company’s website at https://www.te.com/content/dam/te-com/documents/about-te/our-company/global/leadership/leadership-documents/charter-audit.pdf

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Management Development and Compensation Committee
Meetings during fiscal 2023	● Eight
Duties and Responsibilities
●
Ensure leadership development and succession plans of senior leadership
●
Review plans for the development of the organization
●
Review and approve compensation, benefits and human resources policies and objectives and whether the Company’s officers, directors and employees are compensated in accordance with these policies and objectives
●
Review and approve compensation of the Company’s executive officers and recommend the Chief Executive Officer’s compensation for ratification and approval by the independent members of the Board
●
Review and approve management incentive compensation policies and programs and equity compensation programs for employees
●
Enforce the Company’s clawback policy for incentive based compensation for executive officers
●
Oversee the Company’s policies and practices related to its management of human capital resources including talent management, culture, diversity and inclusion

General Information
●
Additional information on the committee’s processes and procedures for consideration of executive compensation are addressed in “Compensation Discussion and Analysis”
●
The Board has determined that all members of the Management Development and Compensation Committee satisfy the relevant SEC, NYSE and the Company’s additional independence requirements
●
The Management Development and Compensation Committee’s report appears on page 67.

Written Charter
●
The Management Development and Compensation Committee charter can be found on the Company’s website at https://www.te.com/content/dam/te-com/documents/about-te/our-company/global/leadership/leadership-documents/charter-mdcc.pdf

2024 Annual General Meeting Proxy Statement	43

Nominating, Governance and Compliance Committee
Meetings during fiscal 2023	● Four
Duties and Responsibilities
●
Select director nominees for the Board
●
Develop and recommend to our Board changes to our Board Governance Principles
●
Annually review director compensation and benefits in conjunction with the Management Development and Compensation Committee
●
Oversee the annual self-evaluations of the Board and its committees, as well as director performance
●
Make recommendations to the Board concerning the structure and membership of the Board committees
●
Oversee the Company’s environmental, health and safety management system
●
Oversee risks related to cyber-security with the Audit Committee
●
Periodically receive and review reports from the Company’s responsible executive regarding the Company’s programs, strategies and performance with respect to significant sustainability and environmental, social and governance matters and the associated risks and opportunities. Review and address as appropriate issues that arise with respect to such ESG risks and strategies, and the effectiveness of such ESG programs
●
Conduct an annual review of director commitment levels, and affirm that all directors are compliant with our Board Governance Principles, including the requirement that no Directors can sit on more than five public company boards (including our own), with consideration given to public company leadership roles
●
Select, monitor, evaluate, compensate and, if necessary, replace the Company Chief Compliance Officer and, quarterly, or upon request by the Committee or the Chief Compliance Officer, meet with the Committee in a separate executive session

General Information
●
The Board has determined that all members of the Nominating, Governance and Compliance Committee satisfy the relevant SEC and NYSE requirements and the additional independence requirements of the Company

Written Charter
●
The Nominating, Governance and Compliance Committee charter can be found on the Company’s website at
https://www.te.com/content/dam/te-com/documents/about-te/our-company/global/leadership/leadership-documents/charter-ngcc.pdf

44	2024 Annual General Meeting Proxy Statement

Meetings of Non-Management Directors

The non-management directors met without any management directors or employees present four times in fiscal year 2023. Mr. Davidson as lead independent director presided at these meetings.

Board and Committee Advisors

Consistent with their respective charters, the Board and its committees may retain their own advisors as they determine necessary to carry out their responsibilities.

Non-Management Directors’ Compensation in Fiscal 2023

Non-management directors’ compensation is established collaboratively by the Nominating, Governance and Compliance and the Management Development and Compensation Committees. Compensation of non-management directors in fiscal year 2023 is described under “Compensation of Non-Employee Directors.”

Non-Management Directors’ Stock Ownership

To help align Board and shareholder interests, directors are encouraged to own, at a minimum, TE Connectivity stock or stock units equal to five times the annual cash retainer (a total of $500,000, based on the $100,000 annual cash retainer) within five years of joining the Board. Once a director satisfies the minimum stock ownership recommendation, the director will remain qualified, regardless of market fluctuations, under the guidelines unless the director sells shares of stock that were considered in determining that the ownership amount was met. Each non-employee director receives TE Connectivity common shares as the $200,000 equity component of their compensation. As of fiscal 2023 year-end, all of the current directors met, or in the case of Mr. Clamadieu and Ms. Lin, are on track to meeting, their stock ownership requirements.

2024 Annual General Meeting Proxy Statement	45

AGENDA ITEM NO. 2—ELECTION OF THE CHAIRMAN

OF THE BOARD OF DIRECTORS

Motion Proposed by the Board of Directors

At the Annual General Meeting, upon the recommendation of the Nominating, Governance and Compliance Committee, the Board of Directors proposes Carol A. (“John”) Davidson for election as Chairman of the Board to hold office until the Annual General Meeting of shareholders in 2025.

Explanation

Swiss regulations provide that shareholders must elect the chair of the Company’s Board of Directors. Mr. Davidson is the current lead independent director of TE Connectivity Ltd. His biography appears above, as well as an explanation as to why the Board of Directors considers Mr. Davidson to be the most appropriate person to serve as Chairman.

In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

Vote Requirement to Elect Chairman

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of the election of the Chairman of the Board of Directors.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” the election of Carol A. (“John”) Davidson as Chairman of the Board of Directors

46	2024 Annual General Meeting Proxy Statement

AGENDA ITEM NO. 3—ELECTION OF THE MEMBERS OF THE

MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE

Motion Proposed by the Board of Directors

At the Annual General Meeting, upon the recommendation of the Nominating, Governance and Compliance Committee, the Board of Directors proposes the election of each of Abhijit Y. Talwalkar, Mark C. Trudeau and Dawn C. Willoughby individually as members of the Management Development and Compensation Committee to hold office until the Annual General Meeting of shareholders in 2025.

Explanation

Swiss regulations provide that shareholders must individually elect the members of the Management Development and Compensation Committee of the Company’s Board of Directors. Each Nominee is a current director of TE Connectivity Ltd. and currently serves on the Management Development and Compensation Committee. Biographies of all nominees are listed above.

In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

Vote Requirement to Elect Committee Members

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of the individual election of each of the members of the Management Development and Compensation Committee.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” the election of Abhijit Y. Talwalkar, Mark C. Trudeau and Dawn C. Willoughby to the Management Development and Compensation Committee.

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EXECUTIVE OFFICERS

The following table presents information with respect to our executive officers as of January 4, 2024.

Name	Age	Position(s)
Terrence R. Curtin*	55	Chief Executive Officer and Director
John S. Jenkins, Jr.	58	Executive Vice President and General Counsel
Shadrak W. Kroeger	55	President, Industrial Solutions
Steven T. Merkt	56	President, Transportation Solutions
Heath A. Mitts*	52	Executive Vice President, Chief Financial Officer and Director
Robert J. Ott	62	Senior Vice President and Corporate Controller
Malavika Sagar	42	Senior Vice President and Chief Human Resources Officer, Global Human Resources
Aaron K. Stucki	50	President, Communications Solutions
*	See “Nominees for Election” for additional information concerning Messrs. Curtin and Mitts who are also nominees for director.

John S. Jenkins, Jr. is the Executive Vice President, General Counsel of TE Connectivity. Mr. Jenkins is responsible for the Company’s global legal, compliance, corporate governance, government affairs, intellectual property, security and risk management, and corporate social responsibility activities. He is also responsible for bringing TE’s industry-leading connectivity solutions, engineering, and operations expertise to the emerging markets with focus on India, China, North America and South America. He joined TE Connectivity in October 2012.

Prior to joining TE Connectivity, Mr. Jenkins was with Tyco International for ten years and was the Vice President, Corporate Secretary, and International General Counsel. He was responsible for the Board of Directors activities, securities and capital markets transactions and reporting, mergers and acquisitions, executive compensation, global procurement, real estate, and tax planning.

Prior to 2003, Mr. Jenkins worked as a litigator with McGuireWoods, LLP. He began his career in 1987 as an Officer in the United States Navy and served as a judge advocate both as Military Prosecutor and Senior Defense Counsel, and finally as Legislative Counsel to the Secretary of the Navy.

Shadrak W. Kroeger has been President, Industrial Solutions at TE Connectivity since October 2020. Previously he was President, Communications Solutions at TE Connectivity from November 2017 to September 2020. Previously, Mr. Kroeger served as the Senior Vice President and General Manager for the Appliances business unit at TE Connectivity from 2013 to 2017. Since joining TE Connectivity in 1995, Mr. Kroeger has held leadership positions in general management, strategy, product management, sales and engineering and his roles have spanned the automotive, industrial and consumer markets.

Steven T. Merkt has been President, Transportation Solutions at TE Connectivity since August 2012. Prior to this position, Mr. Merkt served as President of TE Connectivity’s Automotive business since May 2011 and has held various leadership positions in general management, operations, engineering, marketing, supply chain and new product launches since joining TE Connectivity in 1989. Mr. Merkt serves as a Director for Livent Corporation.

Robert J. Ott has been Senior Vice President and Corporate Controller of TE Connectivity since our separation from Tyco International in June 2007. Prior to that, he was Vice President, Corporate Audit of Tyco International from March 2003 to June 2007 and Vice President of Finance—Corporate Governance of Tyco International from August 2002 until March 2003. Prior to joining Tyco International, Mr. Ott was Chief Financial Officer of Multiplex, Inc. from 2001 to 2002 and Chief Financial Officer of SourceAlliance, Inc. from 2000 to 2001. From 1989 to 2000, he held various finance positions with General Instrument Corp (acquired by Motorola in 1999) including Controller, Treasurer, FP&A and Business Development. Mr. Ott began his career as an auditor with Deloitte & Touche. He is a CPA and holds a BBA degree from the University of Notre Dame.

48	2024 Annual General Meeting Proxy Statement

Malavika Sagar has served as the Chief Human Resources Officer, Global Human Resources at TE Connectivity since April 2023. Prior to that, Ms. Sagar was most recently Vice President of Human Resources, Transportation Solutions from March 2019 to April 2023. Prior to this role she has held roles of increasing responsibility leading HR for Global Automotive, Industrial Commercial Transportation and Application Tooling businesses and leading talent, diversity, and succession practices in Global Talent management center of excellence. Prior to joining TE, Ms. Sagar held various business partner positions and served in international human resource assignments at Avaya between 2004 and 2012. She holds a bachelor’s degree in Business, Marketing and master’s degree in Human Resource Management, both from Rutgers University.

Aaron K. Stucki has been President, Communications Solutions at TE Connectivity since October 2020. Previously, Mr. Stucki was the General Manager of the Industrial & Commercial Transportation (ICT) business unit, since May 2017. From April 2015 to May 2017, Mr. Stucki served as Senior Vice President & General Manager SubCom. From October 2013 to April 2015, Mr. Stucki served as Senior Vice President & General Manager Consumer Devices. From July 2011 to October 2013, Mr. Stucki served as Vice President and Chief Financial Officer Consumer Solutions segment. Prior to joining TE in 2011, Mr. Stucki spent 13 years at General Electric.

2024 Annual General Meeting Proxy Statement	49

COMPENSATION DISCUSSION AND ANALYSIS

50	2024 Annual General Meeting Proxy Statement

HIGHLIGHTS

Introduction

This Compensation Discussion and Analysis (“CD&A”) outlines TE Connectivity’s executive compensation program for our named executive officers serving as of September 29, 2023 —the Chief Executive Officer, Chief Financial Officer, and three other most highly compensated executive officers (each a “NEO”) who are listed below and appear in the Summary Compensation Table.

Terrence R. Curtin	Heath A. Mitts	Steven T. Merkt	Aaron K. Stucki	John S. Jenkins
Chief Executive Officer	EVP and Chief Financial Officer	President, Transportation Solutions	President, Communications Solutions	EVP and General Counsel

Our Management Development and Compensation Committee (the “MDCC”) is responsible for establishing and overseeing compensation programs that comply with TE Connectivity’s executive compensation philosophy. As described in this CD&A, the MDCC follows a disciplined process for setting executive compensation. This process involves analyzing factors such as Company performance, individual performance, strategic goals and competitive market data to arrive at each element of compensation. The MDCC approves compensation decisions for the executive officers and the Board also ratifies and approves compensation decisions of the Chief Executive Officer. An independent compensation consultant helps the MDCC by providing advice, information, and an objective opinion.

Executive Summary - Fiscal 2023 Executive Compensation Highlights and Governance

This section identifies the most significant decisions and changes made regarding TE Connectivity’s executive compensation program in fiscal year 2023.

Shareholder Approval of Compensation

●	Based on the results from our last Annual General Meeting, shareholders expressed support for our executive compensation programs.
●	95.57% of the advisory votes cast were in favor of the compensation of the named executive officers.
●	Although the advisory shareholder vote on executive compensation is non-binding the MDCC considers the outcome of the vote and the sentiments of our shareholders when making executive compensation decisions.
●	Under Swiss law, shareholders have the right to vote prospectively on the maximum aggregate compensation that will be paid to the Board of Directors and executive management. The maximum aggregate compensation for both the Board of Directors and executive management for fiscal 2024 was approved with 99.81% and 98.71% of votes cast respectively.
●	Request for shareholder approval of our executive compensation programs and board of directors compensation can be found in Agenda Items No. 8, No. 9, No. 10 and No. 11.

Fiscal Year 2023 Performance Summary

●	Net sales were $16 billion, with growth in the Transportation and Industrial segments.
●	Cash flow from operating activities was $3.1 billion, with approximately $1.7 billion returned to shareholders.
●	GAAP EPS from continuing operations were $6.01, down 20% year over year.
●	Margin and EPS expansion in the second half compared to the first half of the year, driven by strong operational performance.

2024 Annual General Meeting Proxy Statement	51

Fiscal Year 2023 Compensation Summary

Our executive compensation program is designed to attract, motivate and retain our executives, including our NEO’s who are critical to our long-term success. The program is designed to align with three core principles:

Align executive and shareholder interests	Provide a significant portion of total compensation that is performance-based and at risk	Attract and retain talented executives

2023 Target Total Direct Compensation Opportunity

Our executive compensation program emphasizes performance-based compensation tied to increases in our stock price and drives strategic imperatives. Approximately 92% of our CEO's target total compensation is performance-based and at risk, while the other NEOs have an average of 81% performance-based and at risk compensation. Our NEOs’ target compensation for 2023 consisted of the components described below:

Pay Component	Purpose & Metrics	% of target total compensation
		CEO	NEO
Base Salary	– Fixed cash income to retain and attract highly marketable executives in a competitive market for executive talent.	8%	19%
Annual Short-term Incentive	– Focuses our executives on achieving financial and other business objectives. – FY2023 Metrics: Revenue, Operating Income, Strategic Priorities (KPIs) and Earnings Per Share	13%	17%
Annual Long-term Incentive	– Further aligns the focus of our executives with stockholders through the use of multi-year performance goals and stock ownership. – FY2023 Vehicles: • 50% Performance Stock Units (PSU) • 50% Stock Options (SO)	79%	64%

Key compensation decisions in 2023

The Company continued to reinforce market-aligned and pay for performance elements of its compensation programs.

Messrs. Stucki and Jenkins had increases in base salary to maintain their competitive pay position in the marketplace	Approved payouts ranged from 102.0% to 112.2% of target based on performance against metrics	Annual Grants were delivered in the form of PSU (50%) and SO (50%); FY2021 PSU with a three-year performance cycle vested in December 2023 above target range

Compensation Governance

We have established several best practices that help ensure our compensation programs remain aligned with shareholder interests.

52	2024 Annual General Meeting Proxy Statement

What We Do

√ Link pay to performance with a high percentage of variable compensation	√ Include a “clawback” provision in all executive officer incentive award agreements (both annual and long-term), in addition to adopting the NYSE mandated executive “clawback” policy
√ Perform annual say-on-pay advisory vote for shareholders	√ Maintain robust stock ownership requirements for executives (6x CEO, 3x executive officers)
√ Perform mandatory (under Swiss Law) say-on-pay vote on maximum aggregate compensation for Board of Directors and executive management	√ Include performance criteria in incentive plans
√ Follow principles of executive compensation that are included in our Articles of Association and have been approved by our shareholders	√ Retain a fully independent external compensation consultant whose independence is reviewed annually by the MDCC
√ Design compensation programs to mitigate undue risk-taking	√ Provide only limited non-business aircraft usage
√ Align executive compensation with shareholder returns through long-term incentives	√ Maintain an insider trading policy applicable to all executive officers and employees
√ Cap incentive compensation payments for individuals including our CEO	√ Review share utilization annually

What We Do Not Do

x Provide tax gross ups for executives except under our relocation program	x Provide excise tax gross ups
x Provide perquisites for named executive officers except for limited non-business aircraft usage or in conjunction with our relocation program	x Re-price underwater stock options
x Provide tax gross ups for personal aircraft use	x Allow hedging or pledging of TE securities

COMPENSATION ELEMENTS AND PAY DETERMINATION

Executive Compensation Philosophy

Our executive compensation philosophy calls for competitive total compensation that will reward executives for achieving individual and corporate performance objectives and will attract, motivate and retain leaders who will drive the creation of shareholder value. The MDCC reviews and administers the compensation and benefit programs for executive officers, including the named executive officers, and performs an annual assessment of the Company’s executive compensation policy. In determining total compensation, the MDCC considers the objectives and attributes described below.

2024 Annual General Meeting Proxy Statement	53

Executive Compensation Principles

Shareholder alignment

–   Designed to focus our executives on creating shareholder value

–   Long-term incentive awards, delivered in the form of equity, make up a significant percentage of our executives’ total compensation and closely align the interests of executives with the long-term interests of our shareholders

Performance based

–   Designed to ensure pay realized by our leaders varies with both company and individual performance

–   Annual cash incentive awards are tied to overall corporate, segment or business unit measures that are tailored to the characteristics and priorities of our business units

–   Long-term incentive awards are designed to reward our executive officers for creating long-term shareholder value. Long-term incentive awards are granted primarily in the form of stock options and performance stock units

Appropriate risk

–   Designed to encourage executive officers to take appropriate risks in managing their businesses to achieve optimal performance

–   Oversee and review annually the results of the assessment of risks related to the Company’s compensation policies and programs for officers and employees

Competitive with external talent markets

–   Designed to ensure that our programs are competitive within the relevant markets for leadership talent

–   As one input to developing and assessing the continued appropriateness of executive pay programs that meet our specific objectives, we consider the practices of other companies with which we compete for talent, business and capital

–   To provide balanced context, we consider compensation and governance practices drawn from a group of electronics and related industry companies that align with our business segments (our “Industry Peer Group”) as well as from the broader market within which we compete for executive talent. Additional market samples are also referenced to meet unique circumstances where appropriate

Focus on executive stock ownership

–   Designed to ensure that our leaders own stock and directly align their long-term financial interests with all other shareholders

–   The TE Connectivity Stock Ownership and Retention Requirement Plan, together with long-term equity awards, drives executive stock ownership

–   The CEO is required to hold shares equal to six times his base salary, and the other named executive officers are required to hold shares equal to three times their respective base salaries

Simple and transparent

–   Designed to ensure both our leaders and external stakeholders understand our priorities and expectations

–   Our executive compensation programs are designed to be readily understood by our executives, and transparent to our investors

Fair and Equitable	– Designed to deliver fair and equitable pay based on roles and responsibilities and on company and individual performance, regardless of gender, race/ethnicity or any other individual demographics

Industry Peer Group

As context in establishing pay levels, mix and practices for our Senior Executives, the MDCC periodically reviews market data. The foundation for these market data is TE’s Industry Peer Group as established by the MDCC with input from Pay Governance as its independent compensation consultant. The Industry Peer Group is comprised of companies aligned with TE’s business segments within the electronics and related industries. Individual companies are selected for their similar revenue size, market capitalization, products, or markets, or with which we compete for executive talent.

The MDCC reviews and approves the peer group structure annually to ensure that the group continues to be an appropriate and balanced reference. It is our main resource for reviewing executive pay levels for our CEO, CFO and Board of Directors, in assessing plan design features and trends, award decisions and in conducting pay for performance analyses.

Based on this year’s review there were no changes made to the peer group.

54	2024 Annual General Meeting Proxy Statement

As shown below, the fiscal year 2023 industry peer group continues to include 21 companies, with publicly disclosed fiscal-annual revenues ranging from $5.3 billion to $38.5 billion and a median of $15.6 billion.

3M Company	Eaton Corporation	NXP Semiconductors N.V.
Amphenol Corporation	Emerson Electric Co.	Parker-Hannifin Corporation
Aptiv PLC	Fortive Corporation	Rockwell Automation Inc.
Carrier Global Corporation	General Dynamics Corporation	Stanley Black & Decker Inc.
Corning Inc.	Honeywell International Inc.	Texas Instruments Inc.
Cummins Inc.	Illinois Tool Works Inc.	Textron Inc.
Dover Corporation	Johnson Controls International plc	Trane Technologies plc

Because robust data are only available for select executive leadership positions among the Industry Peer Group companies, our compensation consultant also provides the MDCC with additional third-party compensation market data (e.g., Willis Towers Watson) for a cross-industry sample of companies within a reasonable size range of TE.

Determining Executive Compensation

In determining the appropriate total compensation level for each executive officer, the MDCC considers the following items:

Role	– Responsibilities, scope, and complexity of the executive’s role relative to external benchmark data – Relative importance of the role within TE Connectivity
Comprehensive Market Analysis

–    Comprehensive analysis of current base salary, target annual incentive opportunity, target long term incentive opportunity, target total cash compensation (base salary and target annual incentive), and target total direct compensation for each executive officer

Performance	– Each executive’s individual performance, level of experience and expected contribution to strategic initiatives and future results
Current Compensation	– A review of the executive’s current total direct compensation including internal pay equity and compensation history
CEO Recommendations	– The Chief Executive Officer’s detailed performance assessments for the other executive officers and recommendations concerning compensation actions

Compensation Assessment

The compensation assessment for each executive officer is presented on a tally sheet, which also summarizes the officer’s compensation history, job responsibilities, tenure with the company and performance achievements. The tally sheets enable the MDCC to understand how each element of an executive officer’s current compensation opportunity and actual pay compare with the market, to the amounts awarded to other executive officers and how compensation has changed over time and with performance.

With the information provided in the total compensation assessment as a reference, and with the input of the compensation consultant and the Chief Executive Officer, the MDCC makes compensation determinations (both regarding incentive award payouts for performance and target compensation opportunity for the coming year) for each of our executive officers. The MDCC and the Board follow a similar process to set compensation for the Chief Executive Officer. In some years, the MDCC may determine that total compensation (or one or more components of total compensation) for a particular executive should differ (higher or lower) from the market reference point(s) for various reasons (e.g., recent promotion, performance assessment, special assignments or responsibilities that vary from a typical role in the market, etc). Similarly, from time-to-time based on circumstances, the MDCC may approve a total compensation package or individual compensation components that exceed the market reference point(s) for a critical management role in order to attract a highly qualified external candidate.

2024 Annual General Meeting Proxy Statement	55

Employee benefit programs are provided to executive officers on the same basis as all other employees.

Compensation Paid or Awarded in Fiscal 2023

The Company’s total compensation and rewards package for executive officers consists of the following elements, each designed for a different purpose:

Base Salary and Annual Incentive Plan	Long-Term Equity Incentives	Broad-based Retirement and Health and Welfare Benefits	Total Compensation and Rewards

Focus on Current Year Performance	Focus on Multi- Year Performance	Focus on Attraction and Retention

Base Salary

Base salary provides fixed compensation for performing the executive’s core duties and responsibilities. As shown in the table below, Messrs. Stucki and Jenkins had increases in base salary to maintain their competitive pay position in the marketplace.

	Fiscal 2023	Change from Fiscal 2022
Mr. Curtin	$1,250,040	0.0%
Mr. Mitts	$749,845	0.0%
Mr. Merkt	$686,842	0.0%
Mr. Stucki	$573,300	4.0%
Mr. Jenkins	$665,562	10.0%

Annual Cash Incentive Awards

The annual incentive program is designed to focus executive officers on achieving financial and strategic priorities and reward them for performance against pre-established goals at the corporate or segment level; final payouts also may be modified to reflect the MDCC’s assessment of individual or company performance beyond these goals. Generally, the MDCC intends the annual incentive award program to provide market competitive (generally median) payouts for achieving pre-determined, target performance goals.

There were two performance intervals for fiscal year 2023 with one payout at the end of the fiscal year in order to consider the ongoing challenges in our global markets, such as supply chain issues, rising energy costs, and macroeconomic uncertainty.

In the first quarter of fiscal 2023, the MDCC established:

●	Performance Criteria for the first half of the year: applicable threshold, target and maximum performance criteria for each financial performance metric for the first half of the year required to earn threshold, target and maximum bonus awards; no bonus is earned for performance below threshold on any metric and payouts vary proportionally based on actual performance achieved;
●	KPI metric – established the annual KPI metric for the year;
●	Annual Individual Target Bonus Opportunity: a percent of each executive officer’s salary, established by the MDCC as part of the fiscal year 2023 Compensation Assessment.

In the third quarter of fiscal 2023, the MDCC established the threshold, target and maximum performance criteria for each financial performance metric for the second half of the year required to earn threshold, target and maximum bonus awards; no bonus is earned for performance below threshold on any metric and payouts vary proportionally based on actual performance achieved.

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Target Bonus Percentages

The target bonus percentages for the named executive officers for fiscal year 2023 are listed below.

	Fiscal 2023 Target	Fiscal 2022 Target
Mr. Curtin	160%	160%
Mr. Mitts	125%	125%
Mr. Merkt	100%	100%
Mr. Stucki	85%	85%
Mr. Jenkins	85%	85%

Performance Measures

Each year the MDCC reviews and approves the annual incentive measures for the business segments and the Company as a whole. Measures are selected to support the objectives of each business and to provide appropriate balance and to avoid excessive risk. For fiscal year 2023, we maintained the number of measures at four as illustrated below, consistent with last year.

	Business Segment
		Communications	Industrial	Transportation
Performance Metrics	Corporate	Solutions	Solutions	Solutions
Earnings Per Share ("EPS")(1)	20%	20%	20%	20%
Revenue(2)	25%	30%	30%	25%
Operating income(2)	35%	30%	30%	35%
Key Performance Indicator ("KPI")(3)	20%	20%	20%	20%
(1)	In setting the target for the EPS metric, the MDCC uses the EPS target established for the Company in its financial plan, which incorporates various assumptions to delivering earnings growth including the effect of planned share repurchases by the Company. In determining the EPS metric achievement each year, the MDCC considers whether the various assumptions used to set the EPS target (including the effect of share repurchases) were materially accurate, and to the extent the achievement levels are not consistent with assumptions, the MDCC will make adjustments to the achievement level as deemed appropriate.
(2)	Each segment’s results are the roll up of its underlying business units’ results, while corporate level results are the roll up of all business units’ results. For fiscal year 2023 business units could request to use either operating income % or operating income $ as a performance metric. A Quality of Earnings modifier was adopted in fiscal year 2023 as an additional adjustment factor for Operating Income achievement. The Quality of Earnings modifier focused on inventory performance versus target and delivering earnings and free cash flow.
(3)	Corporate KPI is the revenue-weighted average of the KPI scores for the segments. At the Business Unit level, the KPI metric reflects growth, productivity, quality, or customer delivery, as appropriate for the key initiatives of the year.

For purposes of the annual incentive program, all of the financial metrics are adjusted financial measures (i.e., they do not conform to U.S. Generally Accepted Accounting Principles) that exclude the effects of events deemed not to reflect the actual performance of our employees. For fiscal year 2023, the adjustments to EPS, revenue and operating income, as applicable, were as follows (i) exclusion of acquisition-related charges, (ii) exclusion of net restructuring and other charges, (iii) exclusion of the impact of certain acquisitions and divestitures, (iv) exclusion of the impact of changes resulting from foreign currency exchange rates (with respect to performance measures), (v) exclusion of certain corporate allocations (with respect to performance measures at the business unit level), and (vi) exclusion of income tax benefits associated with a decrease in the valuation allowance for certain tax loss and credit carryforwards.

2024 Annual General Meeting Proxy Statement	57

The table below shows the general payout earned at various performance achievements under the annual incentive program for the executive officers.

	Performance Achieved (% of Target)			Payout Earned (% of Target)
Performance Metric	Threshold	Target	Maximum*	Threshold	Target	Maximum*
EPS (20%)	90%	100%	110%	50%	100%	200%
Revenue (30%)	95%	100%	105%	50%	100%	200%
Operating Income (30%)	90%	100%	110%	50%	100%	200%
Key Performance Indicator (20%)	Varies by business unit			50%	100%	200%

*    For performance on an individual metric (other than KPIs) that significantly exceeds the maximum goal, the MDCC, in its discretion, may recognize these exceptional results with a payout for that metric of up to 300% of target. Payouts are capped at 100% of target if operating income results are less than target. Regardless of payouts on individual metrics, the aggregate total award payout earned by an individual executive can never exceed 200% of target.

For executive officers, annual incentive payouts are based solely on company and business segment performance as shown above. No individual performance metrics were assigned to any executive officer under the fiscal year 2023 annual incentive program. The MDCC reserved the discretion to adjust individual or business unit award amounts up or down, based on its evaluation of the individual or business unit performance during the fiscal year. In addition, there is a reserve pool of 10% of the total target annual incentive award pool amount that, with the MDCC’s approval, could be used to reward exceptional performance at either the business unit or individual level, regardless of performance results against the established financial measures.

Annual Incentive Payments for Fiscal 2023

Fiscal year 2023 performance targets, actual attainment, and corresponding annual incentive award results at the corporate level and for the Communications Solutions and Transportation Solutions business segments for the named executive officers were as follows:

Corporate Level

(Messrs. Curtin, Mitts, Jenkins)

	Performance			Performance	Bonus
Performance Measure (% weighting)	Period	Target	Results	% to Target	Score**
EPS (20%)	1H-FY 2023	$2.95–$3.30	$3.08	104.4%	100.0%
	2H-FY 2023	$3.45–$3.80	$3.64	105.6%	100.0%
	FY 2023				100.0%
Business Unit Revenue (25%)	1H-FY 2023	$7,760–$8,055	$7,718	99.5%	93.2%
	2H-FY 2023	$8,000–$8.340	$8,116	101.4%	100.0%
	FY 2023				96.6%
Business Unit Operating Income (35%)	1H-FY 2023	$1,240–$1,415	$1,248	100.6%	100.0%
	2H-FY 2023	$1,380–$1,510	$1,426	103.3%	100.0%
	FY 2023				100.0%
Key Performance Indicators (20%)	FY 2023	*	*		125.5%
Corporate Level Earned Award:					104.2%

58	2024 Annual General Meeting Proxy Statement

Communications Solutions Segment

(Mr. Stucki)

	Performance			Performance	Bonus
Performance Measure (% weighting)	Period	Target	Results	% to Target	Score**
EPS (20%)	1H-FY 2023	$2.95–$3.30	$3.08	104.4%	100.0%
	2H-FY 2023	$3.45–$3.80	$3.64	105.6%	100.0%
	FY 2023				100.0%
Business Unit Revenue (30%)	1H-FY 2023	$1,112–$1,157	$1,024	92.0%	0.00%
	2H-FY 2023	$902–$967	$897	99.5%	95.1%
	FY 2023				47.6%
Business Unit Operating Income (30%)	1H-FY 2023	21.2-22.8%	19.9	93.8%	64.0%
	2H-FY 2023	18.6-19.9%	18.3	98.5%	93.8%
	FY 2023				78.9%
Key Performance Indicators (20%)	FY 2023	*	*		161.2%
Communication Solutions Segment Earned Award:					102.0%

Transportation Solutions Segment

(Mr. Merkt)

	Performance			Performance	Bonus
Performance Measure (% weighting)	Period	Target	Results	% to Target	Score**
EPS (20%)	1H-FY 2023	$2.95–$3.30	$3.08	104.4%	100.0%
	2H-FY 2023	$3.45–$3.80	$3.64	105.6%	100.0%
	FY 2023				100.0%
Business Unit Revenue (25%)	1H-FY 2023	$4,845–$5,034	$4,867	100.5%	100.0%
	2H-FY 2023	$4,850–$5,005	$4,910	101.2%	100.0%
	FY 2023				100.0%
Business Unit Operating Income (35%)	1H-FY 2023	19.4%–20.9%	19.8%	102.8%	100.0%
	2H-FY 2023	21.5%–22.0%	21.8%	101.3%	100.0%
	FY 2023				100.0%
Key Performance Indicators (20%)	FY 2022	*	*		139.0%
Transportation Solutions Segment Earned Award:					112.2%

*   The Company’s business segments, including Communications Solutions, Transportation Solutions and the Corporate level, were not assigned specific key performance indicator metrics for fiscal year 2023. The Communications Solutions and Transportation Solutions key performance indicator bonus score is the revenue weighted average of each of their respective business units’ key performance indicator metric scores. In setting the key performance indicator metrics for each business unit, the Company established targets that represented improvement over performance levels attained in fiscal year 2022 and that were deemed to be difficult to attain assuring strong performance and anticipated economic conditions. The Corporate Level bonus score for the key performance indicator metric is the revenue weighted average of the key performance indicator metric scores for the business segments. The Company has determined that disclosure of the target performance levels and performance results for the key performance indicator metrics for Communications Solutions, Transportation Solutions and Corporate Level would result in competitive harm.

** The bonus score is calculated based on the level of performance attained relative to the threshold, target and maximum described above for each performance measure.

Messrs. Curtin, Mitts and Jenkins received fiscal year 2023 annual incentive payouts based entirely on the corporate bonus score of 104.2%. Mr. Merkt’s fiscal year 2023 annual incentive payout was based entirely on the Transportation Solutions bonus score of 112.2%. Mr. Stucki's fiscal year 2023 annual incentive payout was based on the Communications Solutions bonus score of 102%.

TE will maintain the current Annual Incentive Plan (AIP) structure in fiscal 2024, with two performance intervals for financial metrics and a single payout at the end of the fiscal year. Given the ongoing challenges in our global markets, such as supply chain issues, energy cost volatility, inflationary pressures, geopolitical tensions and a macroeconomic uncertainty, we believe the two-period model provides a better line of sight and allows us to motivate and reward performance more effectively.

2024 Annual General Meeting Proxy Statement	59

Long-Term Incentive Awards

The Company uses equity-based long-term incentive awards in the form of performance stock units (“PSUs”) and stock options to focus leaders on long-term priorities, support stock ownership, and deliver competitive, performance-based compensation that varies with company financial and share price performance. Consistent with our compensation philosophy, the MDCC sets the fair value of these annual equity-based long-term incentive awards to be competitive with our peer groups and designs the plans to deliver compensation at the high end of the market if our stock performs particularly well and at the low end of the market if our stock performance is weak. For purposes of the PSU program, EPS is calculated in the same manner as is used in the annual incentive program, as described in further detail on page 58.

The following table describes the general terms and conditions of the fiscal 2023 grants:

Description	Performance Stock Units (PSU)	Stock Options (SO)
Definition	Promise to deliver a share of TE stock at a specified point in the future as long as certain performance metrics are achieved	Right to purchase a share of TE common stock at a future date for a predetermined, fixed price
Performance Period	3 Years	4 Years
Performance Measure	Three year average Relative Earnings Per Share (EPS) Growth against S&P500 Non-Financial Index	–
Award Vesting (% of Target)	Threshold (25th) – 50% Target (50th) – 100% Maximum (75th) – 200%	–
Vesting	Cliff Vesting upon the MDCC certification following the third anniversary of the grant date	25% Ratable beginning on or after the first anniversary of the grant date
Expiration	–	10 years
Dividends	Dividend Equivalent Units (DEU) vesting on the third anniversary proportional to the PSUs earned	Not applicable

Grant of Fiscal 2023 Long-Term Incentive Awards

The MDCC granted long-term equity incentive awards for fiscal year 2023 in November 2022. Fiscal year 2023 equity awards for named executive officers were made in the form of stock options (50%) and PSUs (50%).

The Committee reviewed multiple factors including the Company’s peer group, succession planning, current role within the organization, experience and performance. For fiscal 2023 the MDCC approved (and in the case of Mr. Curtin, the independent members of the Board of Directors ratified) the following equity award values for the named executive officers. The awards reflect meaningful year-over-year increases in value in

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order to keep pace and ensure alignment with the market and to reflect strong individual performance and contributions during the year.

Mr. Curtin	$12,000,000
Mr. Mitts	$3,550,000
Mr. Merkt	$2,500,000
Mr. Stucki	$1,600,000
Mr. Jenkins	$2,000,000

Payout for Fiscal 2021 PSU Grant

Fiscal year 2023 was the third year of our fiscal year 2021 PSU grant and recipients earned shares for the period calculated at 112.0% of target which reflected the Company’s performance relative to the index over the three-year period.

The table below shows the shares earned and vested under the fiscal 2021 PSU grant for each of our named executive officers.

	Fiscal 2021	Total Fiscal 2021
	Target PSUs	Vested Shares
Mr. Curtin	47,290	55,824
Mr. Mitts	14,600	17,234
Mr. Merkt	12,790	15,096
Mr. Stucki	5,310	6,267
Mr. Jenkins	9,170	10,822

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Other Benefits and Perquisites

Retirement and Deferred Compensation Benefits

–   All U.S. based management and executive level employees are eligible for a nonqualified retirement plan to supplement the defined contribution plan for all eligible US based employees

–   Supplemental plan allows deferrals of up to 50% of base salary and 100% of annual incentive awards

–   Company provides matching contributions in compliance with Internal Revenue Service limits

–   The Company’s U.S. retirement, deferred compensation, and other executive and broad-based plans are intended to comply with Section 409A of the Internal Revenue Code

–    Assists executive officers with retirement income planning

Welfare Benefits

–   Executive officers receive the same welfare benefits as all other employees in the same geographic area.

–   U.S. eligible employees receive medical, dental, life insurance and disability coverage.

–   Outside of the U.S. employees receive welfare benefits based on local country practices

Personal Use of Corporate Aircraft

–   Enhances security and personal safety of the CEO and other corporate and business leaders

–   CEO is permitted to use the corporate aircraft for non-business purposes, whenever practical and subject to annual limitations

–   Limited non-business use of the corporate aircraft by other executive officers also is permitted with the approval of the CEO

Expatriate Assignment Benefits

–   Under the Company’s expatriate assignment policy eligible employees are reimbursed (or provided cash allowances) for items such as rent, goods and services, dependent tuition, home leave costs, language training, housing management fees, tax preparation services and other miscellaneous living expenses

–   Eligible employees are placed in a tax-equalization program that makes them whole (including tax gross-up payments, where necessary) for any additional taxes imposed in excess of the taxes they would have incurred in their home country

POLICIES AND PRACTICES

Executive Stock Ownership Requirements

The Company maintains a Stock Ownership and Retention Requirement Plan applicable to all executive officers, including the named executive officers. The stock ownership requirement varies by position ranging in value from three to six times the executive’s base salary as follows:

Position	Ownership Requirement (Relative to Base Salary)
CEO	6x
CFO and Other Executives	3x

Stock ownership requirements must be met within five years of the officer’s date of employment or promotion into a leadership role subject our Stock Ownership Plan. In the event stock ownership has not been met in the five year timeframe, the employee will be required to hold 100% of the shares of common stock they receive upon lapse of the restrictions on restricted stock/stock units and upon exercise of stock options (net of any shares utilized to pay for the exercise price of the option and tax withholding). The following shares count toward the ownership requirements: wholly owned shares, shares in stock units or deferred compensation plans, employee stock ownership plans, unvested restricted stock, shares deemed earned under the provisions of performance stock unit grants, and shares held by immediate family members that are considered beneficially owned by the executive officer. As of fiscal 2023 year end, all of the named executive officers have met their stock ownership requirements.

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Termination Payments

Under the Swiss Code, members of executive management, including the NEOs, are not eligible for severance benefits or change in control severance. The terms and conditions of employment for NEOs are contained in employment contracts which reflect the requirement of the Swiss Code.

Under the employment contracts, executive officers whose employment is terminated involuntarily for any reason other than cause, permanent disability or death or who voluntarily resign their employment for “good reason” within 12 months of the occurrence of a change in control will have a notice period of up to 12 months. The following table describes treatment during and at the end of the notice period:

Time Period	Treatment during the Time Period
During the 12-month notice period (treated as regular full-time employee)

–   Continue to receive base salary

–   Eligibility for bonus (subject to terms and conditions of the applicable plan)

–   Continued vesting in outstanding equity awards (under terms and conditions of the applicable award agreements); and continued health and welfare benefits.

At the end of the 12-month notice period	– Receives twelve months’ pay as consideration for non-compete and non-solicitation covenants in favor of the Company

In the event of involuntary or “good reason” termination after a change in control under our 2007 TE Stock and Incentive Plan, outstanding equity will be treated as follows:

●	PSUs will vest in full at target performance and stock options and RSUs will become fully vested in the event of a qualifying termination.

Termination treatment as described above and other benefits payable as a result of a qualifying termination after a change in control will be limited to the greater after tax amount resulting from (i) payment of the full benefits, followed by the imposition of all taxes, including any applicable excise taxes under Internal Revenue Code Section 280G, or (ii) payment of the full benefits up to the Section 280G limit with no excise tax imposed. Termination and other benefits payable will not be grossed up to reflect Section 280G or any other taxes.

Swiss Law Requirements—Swiss Ordinance and Swiss Code

In 2013, a set of corporate governance and executive compensation rules were adopted by the Swiss government, specifically the Swiss Ordinance Against Excessive Compensation in Listed Stock Companies (and are referred to in the CD&A as the “Swiss Ordinance”). The rules under the Swiss Ordinance became effective on January 1, 2014, and the Company has taken a number of actions to comply with the rules.

Amendments to our Articles of Association were approved by our shareholders to describe certain corporate governance matters and executive compensation principles and to comply with the Swiss Ordinance. Among the items covered in the amended articles include:

√ the process under which the Company will seek binding shareholder approval of compensation for the Board of Directors and executive management
√ the Company’s principles applicable to short-term and long-term compensation of the Board of Directors and executive management
√ the permissible terms and conditions that can be included in employment contracts with executive management
√ the amount of compensation that can be paid to members of executive management
√ the number of mandates that are permitted for the members of the Board of Directors and executive management

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Insider Trading Policy

Our named executive officers along with all of our employees and members of our board of directors are subject to our insider trading policy to ensure that employees worldwide comply with all applicable laws and regulations concerning securities trading. Among other things, our insider trading policy restricts the times during which executive officers, directors and selected employees privy to confidential information can enter into trading transactions concerning our securities. In addition, our officers, employees and members of our board of directors are prohibited from engaging in any hedging transactions, including but not limited to, prepaid variable forward contracts, equity swaps, collars, exchange funds, puts, calls, options, short sales or similar rights, obligations or transactions that are designed to hedge or offset any decrease in the market value of TE Connectivity securities.

Our insider trading policy also includes a prohibition against pledging. Executive officers and directors are prohibited from holding TE Connectivity securities in a margin account and from maintaining or entering into any arrangement that, directly or indirectly, involves the pledge of TE Connectivity securities or other use of TE Connectivity securities as collateral for a loan.

Clawbacks and Other Remedies for Potential Misconduct

In accordance with the TE Connectivity Ltd. Incentive-Based Compensation Recovery Policy dated October 2, 2023, the Board will seek reimbursement from covered executive officers (which includes our NEOs) for the amount of erroneously awarded compensation (i.e., the amount of incentive-based compensation received that exceeds the amount of incentive-based compensation that otherwise would have been received had it been determined based on restated amounts) resulting from an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, including any required accounting restatement (i) to correct an error in previously issued financial statements that is material to the previously issued financial statements or (ii) that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period.

Further, the Board may seek to recover from executive officers any overpayment or mistaken payment that was based on deficient financial information regardless of whether the deficit financial information resulted in a restatement. In cases of detrimental misconduct by an executive officer, the Board may also take a range of other actions to remedy the misconduct, prevent its recurrence, and discipline the individual as appropriate, including terminating the individual’s employment. These remedies would be in addition to, and not in lieu of, any actions imposed by law enforcement agencies, regulators or other authorities.

64	2024 Annual General Meeting Proxy Statement

Roles and Responsibilities

The Company believes that a collaborative process best ensures that compensation decisions reflect the principles of our executive compensation program. Set forth below is a summary of the roles and responsibilities of the key participants that were involved in making decisions relating to the compensation that our Named Executive Officers earned in 2023.

Responsible Party	Roles and Responsibilities Relating to Compensation Decisions
Management, Development and Compensation Committee (MDCC) (composed solely of independent, non- employee directors and reports to the Board)

–   Establishes our executive compensation programs and philosophies and oversees their development and implementation;

–   Conducts an annual evaluation of our Chief Executive Officer’s performance and reviews such evaluation with the independent members of the Board of Directors;

–   Approves the compensation of our Chief Executive Officer, subject to approval and ratification by the independent members of the Board of Directors, and other executive officers;

–   Approves the performance metrics and goals for performance-based long-term and short-term incentive compensation plans;

–   Approves all changes to the composition of the executive peer group

Independent Nonemployee Members of the Board of Directors

–   Considers the MDCC’s annual evaluation of our Chief Executive Officer’s performance; and

–   Considers the MDCC’s actions regarding the compensation of our Chief Executive Officer and, if deemed appropriate, ratifies such actions.

Independent Consultant to the Compensation Committee (Pay Governance)

–   Supports the Committee’s oversight and management of the executive compensation programs;

–   Reviews and provides an assessment of the material economic and reputational risks associated with the Company’s incentive compensation programs;

–   Reviews and provides an independent assessment of materials provided to the Committee by management of the Company;

–   Provides advice and recommendations to the Committee regarding the composition of the peer group;

–   Provides expert knowledge of best-in-class governance practices, market trends, and best practices relating to executive compensation and competitive pay levels;

–   Coordinate and support the annual performance appraisal for the Chief Executive Officer;

–   Makes recommendations regarding the compensation of the Named Executive Officers (including Chief Executive Officer);

–   Provides advice to the MDCC and the Nominating, Governance and Compliance Committee on director compensation levels and trends

–   Provides advice on the implications of the Swiss Code on the Company’s pay programs;

–   Regularly attends and actively participates in meetings of the Committee, including executive sessions.

Chief Executive Officer (Assisted by the CHRO, and other Company employees)

–   Approves annual performance goals and objectives for other Named Executive Officers;

–   Reviews and evaluates his direct reports, which includes each of the other Named Executive Officers;

–   Makes recommendations to the MDCC with respect to annual compensation and awards for all executive officers (other than himself) based on the final assessment of their performance.

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Tax Deductibility of Executive Compensation

Prior to the enactment of the Tax Cuts and Jobs Act of 2017, Section 162(m) of the Internal Revenue Code limited the tax deduction available to a public company for annual compensation paid to certain executive officers in excess of $1 million, unless the compensation qualified as performance-based compensation or was otherwise exempt from Section 162(m). For our tax years starting on or after September 29, 2018, the exemption for performance-based compensation under Section 162(m) was repealed by the Tax Cuts and Jobs Act of 2017, meaning that all compensation paid to certain executive officers in excess of $1 million will not be deductible unless the compensation qualifies for transition relief available to arrangements in place on November 2, 2017 and not modified thereafter. Annual incentive bonuses, stock options and other performance-based awards made to named executive officers and that qualify for transition relief are intended to qualify as performance-based compensation for these purposes. Our annual incentive bonus plan requires that a threshold operating income metric be met in order to satisfy the performance-based requirements of Section 162(m).

Risk Profile of Compensation Programs

Our executive compensation programs are structured to provide the appropriate level of incentives without encouraging executive officers to take excessive risks in managing their businesses. In collaboration with our independent consultant we performed a two part risk assessment of the Company’s compensation programs and practices in fiscal year 2023 as follows:

1.	Conducted an inventory of our executive and non-executive incentive compensation programs globally, including all significant sales incentive programs.
2.	Each program was evaluated to determine whether its primary components properly balanced compensation opportunities and risk. The compensation consultant facilitated this evaluation by preparing a compensation risk analysis checklist. Each program was evaluated against the checklist, the results were recorded, and risk levels were identified.

After considering the assessment results and the preliminary conclusions, the MDCC agreed that none of the Company’s compensation programs and practices in fiscal year 2023 were reasonably likely to have a material adverse effect on the Company.

66	2024 Annual General Meeting Proxy Statement

MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE REPORT

The Management Development and Compensation Committee has reviewed the Compensation Discussion and Analysis and has discussed the analysis with management. Based on its review and discussions with management, the Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 29, 2023 and in the Company’s proxy statement for the 2024 Annual General Meeting of Shareholders. This report is provided by the following independent directors, who comprise the Committee:

The Management Development and Compensation Committee:

Abhijit Y. Talwalkar, Chair

Mark C. Trudeau

Dawn C. Willoughby

December 11, 2023

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Management Development and Compensation Committee. In addition, none of our executive officers serve as a member of the compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors.

2024 Annual General Meeting Proxy Statement	67

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table summarizes the compensation of the named executive officers for the fiscal years ended September 29, 2023 (fiscal year 2023), September 30, 2022 and September 24, 2021. The named executive officers are the Company’s Chief Executive Officer, Chief Financial Officer, three other most highly compensated executives serving as executive officers as of September 29, 2023.

							Change in
							Pension
							Value and
						Non-Equity	Nonqualified
						Incentive	Deferred
				Stock	Option	Plan	Compensation	All Other
		Salary(1)	Bonus	Awards(2)	Awards(3)	Compensation(4)	Earnings(5)	Compensation(6)	Total
Name and	Year	($)	($)	($)	($)	($)	($)	($)	($)
Principal Position	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Terrence R. Curtin	2023	$1,302,188	—	$6,387,876	$6,575,048	$2,084,067	—	$368,569	$16,717,748
Chief Executive	2022	$1,262,532	—	$5,872,860	$6,085,856	$2,074,067	—	$632,551	$15,927,866
Officer (PEO)	2021	$1,200,000	—	$5,006,119	$5,208,994	$2,903,400	—	$397,343	$14,715,856
Heath A. Mitts	2023	$761,265	—	$1,890,214	$1,945,238	$976,673	—	$86,252	$5,659,642
EVP & Chief Financial	2022	$746,557	—	$1,788,560	$1,852,872	$971,987	—	$199,225	$5,559,201
Officer (PFO)	2021	$673,111	—	$1,545,556	$1,608,190	$1,357,159	—	$133,795	$5,317,811
Steven T. Merkt	2023	$686,842	—	$1,331,119	$1,369,204	$770,637	—	$20,850	$4,178,652
President,	2022	$692,503	—	$1,467,820	$1,521,464	$568,019	—	$101,412	$4,351,218
Transportation Solutions	2021	$654,136	—	$1,353,949	$1,408,819	$1,021,760	—	$104,587	$4,543,251
Aaron K. Stucki	2023	$568,636	—	$851,717	$877,511	$497,051	—	$1,165,561	$3,960,476
President,	2022	$555,794	—	$801,060	$830,403	$937,125	—	$1,127,408	$4,251,790
Communication Solutions
John S. Jenkins	2023	$673,049	—	$1,064,646	$1,096,440	$589,488	—	$72,190	$3,495,813
EVP & General	2022	$609,413	—	$881,640	$913,255	$555,442	—	$129,174	$3,088,924
Counsel	2021	$573,513	—	$970,736	$1,010,076	$786,315	—	$98,311	$3,438,951
(1)	Due to an administrative payroll error relating to Swiss tax payments made on behalf of three executives, fiscal 2023 salary includes the following additional amounts: for Mr. Curtin - $52,148, Mr. Mitts - $11,420 and Mr. Jenkins - $20,286. Amounts shown are not reduced to reflect the named executive officers’ elections, if any, to defer receipt of salary into the TE Supplemental Savings and Retirement Plan (SSRP).
(2)	This amount represents the grant date fair value of restricted stock units (RSUs) and performance stock units (PSUs) calculated using the provisions of Accounting Standards Codification (“ASC”) 718, Compensation—Stock Compensation. Dividend equivalent rights accrue on RSU and PSU awards and are factored into grant date fair value. The value of PSUs included in the table assumes target performance. The following table reflects the grant date fair value of the PSUs at target, as well as the maximum grant date fair value if the highest level of performance is achieved:

Grant Date Fair Value of PSUs
	Target	Maximum
	Value	Value
Name	($)	($)
Mr. Curtin	$6,387,876	$12,775,752
Mr. Mitts	$1,890,214	$3,780,427
Mr. Merkt	$1,331,119	$2,662,238
Mr. Stucki	$851,717	$1,703,434
Mr. Jenkins	$1,064,646	$2,129,292

(3)	This amount represents the grant date fair value of stock options calculated using the provisions of ASC 718. See Note 19 (Share Plans) to the consolidated financial statements (“Note 19”) set forth in TE Connectivity’s Annual Report on Form 10-K for the fiscal year ended September 29, 2023 (the “10-K”) for the assumptions made in determining ASC 718 grant date fair values.
(4)	Represents amounts earned under the fiscal year 2023 annual incentive program. Amounts shown are not reduced to reflect the named executive officers’ elections, if any, to defer receipt of awards into the SSRP.
(5)	Represents the aggregate change in actuarial present value of the accumulated benefits for Mr. Merkt under the frozen pension plan as described in “CD&A—Retirement and Deferred Compensation Benefits.” For fiscal 2023, the change in pension value is a decrease from fiscal 2022. Rather than report a negative value, a change of zero is reported. Messrs. Curtin, Jenkins, Mitts and Stucki do not participate in a pension plan. There are no nonqualified deferred compensation earnings because the SSRP does not provide for “above-market” or preferential earnings as defined in applicable SEC rules.

68	2024 Annual General Meeting Proxy Statement

(6)	See the All Other Compensation table below for a breakdown of amounts shown in column (i) which include perquisites, the Company contribution portion of 401(k) plan and nonqualified defined contribution plan and other amounts. We also provide group life, health, hospitalization and medical reimbursement plans which do not discriminate in scope, terms or operation in favor of officers and are available to all full-time employees; the values of the benefits are not shown in the table.

All Other Compensation

				Company
			ESPP	Contributions	Total
			Company	to DC	All Other
		Perquisites(a)	Match(b)	Plans(c)	Compensation
Name	Year	($)	($)	($)	($)
Terrence R. Curtin	2023	$135,882	—	$232,687	$368,569
Heath A. Mitts	2023	—	—	$86,252	$86,252
Steven T. Merkt	2023	—	$1,950	$18,900	$20,850
Aaron K. Stucki	2023	$1,072,977	$2,925	$89,659	$1,165,561
John S. Jenkins	2023	—	—	$72,190	$72,190
(a)	Amounts greater than $25,000 for Mr. Curtin totaling $135,882 include the incremental cost to us of Mr. Curtin’s non business use of our aircraft including travel by Mr. Curtin to attend board meetings of DuPont de Nemours Inc. as Mr. Curtin is a member of the DuPont board of directors. As described in page 63, Mr. Curtin is permitted to use the aircraft for business and non-business purposes.

The amount for Mr. Stucki includes expenses pertaining to an expatriate assignment in Switzerland during fiscal 2023. Amounts less than $25,000 for Mr. Stucki are comprised of automobile expenses, relocation management fees, visa/immigration fees, and various miscellaneous fees and expenses which total $64,405. Amounts greater than $25,000 are comprised of housing expenses totaling $314,201, dependent education totaling $118,151, hardship allowance totaling $42,989, tax preparation services in the amount of $44,490 and home leave totaling $70,727. Tax allowances are provided to individuals on expatriate assignments to make their assignments effectively tax and cost neutral to them. Under these arrangements, the company paid on behalf of Mr. Stucki foreign taxes in the amount of $410,014 (net of amounts withheld from his base pay under the tax equalization program) and related U.S. state taxes in the amount of $8,000 for services performed in Switzerland in fiscal 2023. The company also provided Mr. Stucki with tax gross-up payments of $533,913. Due to the timing of payments in fiscal 2023 the following range of exchange rates, primarily as determined by TE Connectivity finance, were used to convert amounts reported or paid in Swiss francs to U.S. dollars: $0.9893-1.166 CHF:1.

(b)	Represents the Company matching contribution made under the TE Connectivity employee stock purchase plan.
(c)	Reflects contributions made on behalf of the named executive officers under TE Connectivity’s qualified defined contribution plan and accruals on behalf of the named executive officers under the SSRP (a nonqualified defined contribution excess plan), as follows:

		Company Matching	Company
		Contribution	Contribution
Name	Year	(Qualified Plan)	(Non-Qualified Plan)
Mr. Curtin	2023	$21,000	$211,687
Mr. Mitts	2023	$16,500	$69,752
Mr. Merkt	2023	$18,900	$—
Mr. Stucki	2023	$8,400	$81,259
Mr. Jenkins	2023	$5,040	$67,150

2024 Annual General Meeting Proxy Statement	69

Grants of Plan-Based Awards in Fiscal 2023

The following table discloses the potential payouts for fiscal 2023 under the Company’s annual incentive program and actual numbers of stock option and performance stock unit awards granted during fiscal year 2023 and the grant date fair value of these awards.

								All
								Other	All Other
								Stock	Option		Grant Date
								Awards:	Awards:	Exercise	Fair
								Number	Number of	or Base	Value of
		Estimated Possible Payouts			Estimated Possible Payouts			of Shares	Securities	Price of	Stock and
	Grant	Under Non-Equity Incentive			Under Equity Incentive			of Stock	Underlying	Option	Option
	Date	Plan Awards(1)			Plan Awards(2)			or Units(3)	Options(4)	Awards	Awards(5)
		Threshold	Target	Maximum	Threshold	Target	Maximum
		($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	($)
Name (a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Terrence R. Curtin
Annual Incentive Plan		$1,000,000	$2,000,000	$4,000,000
Stock Option	11/14/22								183,200	$124.52	$6,575,048
PSU	11/14/22				25,650	51,300	102,600				$6,387,876
Heath A. Mitts
Annual Incentive Plan		$468,750	$937,500	$1,875,000
Stock Option	11/14/22								54,200	$124.52	$1,945,238
PSU	11/14/22				7,590	15,180	30,360				$1,890,214
Steven T. Merkt
Annual Incentive Plan		$343,500	$687,000	$1,374,000
Stock Option	11/14/22								38,150	$124.52	$1,369,204
PSU	11/14/22				5,345	10,690	21,380				$1,331,119
Aaron K. Stucki
Annual Incentive Plan		$243,650	$487,300	$974,600
Stock Option	11/14/22								24,450	$124.52	$877,511
PSU	11/14/22				3,420	6,840	13,680				$851,717
John S. Jenkins
Annual Incentive Plan		$282,850	$565,700	$1,131,400
Stock Option	11/14/22								30,550	$124.52	$1,096,440
PSU	11/14/22				4,275	8,550	17,100				$1,064,646
(1)	The “Threshold” column represents the minimum amount payable (50% of target payout) when threshold performance is met. The “Target” column represents the amount payable (100% of target payout) if the specified performance targets are reached. The “Maximum” column represents the maximum amount payable (200% of target payout). See “CD&A—Compensation Elements and Pay Determination—Annual Cash Incentive Awards.”
(2)	Amounts in columns (f) through (h) represent potential share payouts with respect to PSUs assuming threshold, target and maximum performance conditions are achieved. The “Threshold” column represents the minimum amount payable (50% of target payout) when threshold performance is met. The “Target” column represents the amount payable (100% of target payout) if the specified performance targets are reached. The “Maximum” column represents the maximum amount payable (200% of target payout). Awards vest following the conclusion of the three-year performance period which ends with the close of fiscal year 2023. See “CD&A—Compensation Elements and Pay Determination—Long-Term Incentive Awards—for additional information about these awards, including performance criteria.
(3)	This column shows the number of RSUs granted in fiscal year 2023 to the named executive officers. There were no RSUs granted in fiscal year 2023 to the named executive officers.
(4)	This column shows the number of stock options granted in fiscal year 2023 to the named executive officers. Stock options issued have a ten-year term and vest ratably over a four-year period, with 25% becoming vested and exercisable on the November 15 that is at least 12 months from the grant date, and the subsequent 3-year anniversaries of the first vest date.
(5)	This column shows the full grant date fair value of PSUs and stock options under ASC 718 granted to the named executive officers in fiscal year 2023. For PSUs, the grant date fair value has been determined based on target performance being achieved. For additional information on the valuation assumptions, see Note 19 in the 10-K. In determining the number of PSUs and stock options that are awarded to eligible equity award participants, including each named executive officer, the Company follows an established policy under which it uses the average daily closing price of the 20 business days preceding the grant date as the applicable value. For purposes of the fiscal year 2023 equity awards reflected in the table above, the applicable stock value used to determine the number of PSU and stock option shares awarded to each named executive officer was $116.96 per share for the November grant. The value of the award shown in this column, however, is based on the grant date closing price, $124.52 per share for the November grant.

70	2024 Annual General Meeting Proxy Statement

Outstanding Equity Awards at 2023 Fiscal Year-End

The following table shows the number of TE Connectivity shares covered by exercisable and unexercisable options, unvested RSUs and unvested PSUs held by the Company’s named executive officers on September 29, 2023. Each equity grant is shown separately for each named executive officer. The vesting schedule for each grant is shown following the table, based on the option, RSU or PSU award grant date.

		Option Awards				Stock Awards
								Equity	Equity
								Incentive	Incentive
								Plan Awards:	Plan Awards:
							Market	Number of	Market or
						Number of	Value of	Unearned	Payout Value
						Shares	Shares or	Shares,	of Unearned
						or Units	Units of	Units	Shares, Units
		Number of Securities				of Stock	Stock	or Other	or Other
		Underlying		Option		That Have	That	Rights That	Rights That
		Unexercised Options		Exercise	Option	Not	Have Not	Have Not	Have Not
		Exercisable	Unexercisable(1)	Price	Expiration	Vested(1)(2)	Vested(3)	Vested(1)(2)(4)	Vested(3)
	Grant	(#)	(#)	($)	Date	(#)	($)	(#)	($)
Name (a)	Date	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
Terrence R. Curtin	11/13/17	189,350	—	$93.36	11/13/27
	11/12/18	259,150	—	$76.66	11/12/28
	11/11/19	211,575	70,525	$93.63	11/11/29
	11/09/20	118,225	118,225	$105.86	11/9/30			49,622	$6,129,811
	11/08/21	40,400	121,200	$158.00	11/8/31			38,438	$4,748,278
	11/14/22	—	183,200	$124.52	11/14/32			52,221	$6,450,924
Heath A. Mitts	11/13/17	59,700	—	$93.36	11/13/27
	11/12/18	91,150	—	$76.66	11/12/28
	11/11/19	61,725	20,575	$93.63	11/11/29
	11/09/20	36,500	36,500	$105.86	11/09/30			15,320	$1,892,455
	11/08/21	12,300	36,900	$158.00	11/08/31			11,706	$1,446,072
	11/14/22	—	54,200	$124.52	11/14/32			15,452	$1,908,870
Steven T. Merkt	11/13/17	65,550	—	$93.36	11/13/27
	11/12/18	40,225	—	$76.66	11/12/28
	11/11/19	56,662	18,888	$93.63	11/11/29
	11/09/20	31,975	31,975	$105.86	11/09/30			13,420	$1,657,773
	11/08/21	10,100	30,300	$158.00	11/08/31			9,607	$1,186,750
	11/14/22	—	38,150	$124.52	11/14/32			10,882	$1,344,257
Aaron K. Stucki	11/14/16	18,750	—	$66.74	11/14/26
	11/13/17	13,100	—	$93.36	11/13/27
	11/12/18	16,100	—	$76.66	11/12/28
	11/11/19	12,600	4,200	$93.63	11/11/29
	11/9/20	13,275	13,275	$105.86	11/09/30			5,572	$688,282
	11/08/21	5,512	16,538	$158.00	11/08/31			5,243	$647,667
	11/14/22	—	24,450	$124.52	11/14/32			6,962	$860,123
John S. Jenkins	11/13/17	40,800	—	$93.36	11/13/27
	11/11/19	37,800	12,600	$93.63	11/11/29
	11/09/20	22,925	22,925	$105.86	11/09/30			9,621	$1,188,536
	11/08/21	6,062	18,188	$158.00	11/08/31			5,770	$712,816
	11/14/22	—	30,550	$124.52	11/14/32			8,704	$1,075,154
(1)	All outstanding options and RSUs vest equally over four years starting on the first anniversary of the grant date. Vesting of the PSUs occurs when the MDCC certifies year 3 results following the close of the three-year performance period.
(2)	Any dividend equivalents issued on RSUs and PSUs, column g and i, respectively, have been included in the number of units reported. Those issued on PSUs reflect target performance and will be adjusted based on certified performance results following the close of the three-year performance period.
(3)	Value represents the market value of TE Connectivity common shares based on the closing price of $123.53 per share on September 29, 2023.
(4)	Represents target shares that have not yet been earned under the PSU program. See “CD&A—Compensation Elements and Pay Determination—Long-Term Incentive Awards—Performance Stock Unit (PSU) Program” for additional information about these awards, including performance criteria. Delivery of vested shares occurs as soon as administratively feasible following the year 3 certification process.

2024 Annual General Meeting Proxy Statement	71

Option Exercises and Stock Vested in Fiscal 2023

The following table sets forth certain information regarding TE Connectivity options and stock awards exercised and vested, respectively, during fiscal year 2023 for the named executive officers.

	Option Awards		Stock Awards
	Number of Shares	Value Realized on	Number of Shares	Value Realized on
	Acquired on Exercise	Exercise(1)	Acquired on Vesting(2)	Vesting(3)
	(#)	($)	(#)	($)
Name (a)	(b)	(c)	(d)	(e)
Terrence R. Curtin	70,721	5,394,517	55,551	$6,786,666
Heath A. Mitts	—	—	16,194	$1,978,421
Steven T. Merkt	—	—	14,877	$1,817,523
Aaron K. Stucki	—	—	7,832	$978,958
John S. Jenkins	25,025	1,142,747	10,653	$1,305,817
(1)	The value realized on exercise is equal to the difference between the market price of the shares acquired upon exercise and the option exercise price for the acquired shares.
(2)	Represents vesting of RSUs and PSUs. Any dividend equivalents issued on RSUs and PSUs that vested during fiscal year 2023 have been included in the number of units reported.
(3)	The aggregate dollar amount realized upon vesting was computed by multiplying the number of units vested by the market value of the underlying shares on the vesting date.

Pension Benefits for Fiscal 2023

The following table provides details regarding the present value of accumulated benefits under the plans described in “CD&A—Retirement and Deferred Compensation Benefits” for the named executive officers in fiscal year 2023.

		Number of Years	Present Value of
		Credited	Accumulated	Payments During
		Service(2)	Benefit(3)	Last Fiscal Year
	Plan Name	(#)	($)	($)
Name (a) (1)	(b)	(c)	(d)	(e)
Steven T. Merkt	Tyco Electronics Pension Plan—Part II AMP	10.5	$95,548	—
(1)	Messrs. Curtin, Mitts, Jenkins and Stucki do not participate in any pension plan sponsored by TE Connectivity.
(2)	Years of service is calculated from date of original hire through the end of 1999, when the plan was frozen.
(3)	The present value of accumulated benefit amount has been measured as of September 29, 2023 and is based on a number of assumptions, including:
●	A discount rate of 6.05% was used for the Tyco Electronics Pension Plan—Part II—the rates as of September 29, 2023 in accordance with ASC 715-30, Compensation—Retirement Benefits;
●	Mortality assumption reflects the Pri-2012 mortality tables, projected with generational mortality improvements using improvement scale MP-2020; and
●	No retirements prior to assumed retirement age (earliest unreduced age, as defined by the respective plan documents) or withdrawals for disability or otherwise prior to retirement.

Nonqualified Deferred Compensation for Fiscal 2023

The following table discloses contributions and earnings credited to each of the named executive officers under the SSRP in fiscal year 2023 and balances at fiscal year-end. The SSRP is a nonqualified deferred compensation plan. See “CD&A—Retirement and Deferred Compensation Benefits” for information regarding the plan. Pursuant to the SSRP, executive officers may defer up to 50% of their base salary, up to 100% of their annual bonus and elect to contribute “Spillover” deferrals. Spillover deferrals allow them to continue their pre-tax contributions into the SSRP once they reach the qualified plan annual pre-tax contribution limit under the Company’s qualified 401(k) plan. We provide matching contributions based on the executive’s deferred base salary and bonus, as well as on the eligible wages used to calculate their Spillover deferrals. Matching contributions called “Company Credits” are also provided on any eligible compensation earned in excess of the Internal Revenue Code Section 401(a)(17) limit ($330,000 in 2023). All employees become vested in the matching contributions once they complete three years of service, and matching contributions are calculated using the same matching percentage the executive officer is eligible to receive in the qualified plan. The

72	2024 Annual General Meeting Proxy Statement

Company match structure for the qualified plan is based on years of service as well as the employee’s contributions.

	Executive	Registrant			Aggregate
	Contributions in	Contributions in	Aggregate	Aggregate	Balance at Last
	Last Fiscal	Last Fiscal	Earnings in	Withdrawals/	Fiscal Year
	Year(1)	Year(2)	Last Fiscal Year(3)	Distributions	End
	($)	($)	($)	($)	($)
Name (a)	(b)	(c)	(d)	(e)	(f)
Terrence R. Curtin	$188,062	$211,687	$2,583,732	$(174,035)	$13,985,353
Heath A. Mitts	$83,510	$69,592	$101,132	$—	$888,526
Steven T. Merkt	$—	$—	$1,048	$—	$9,017
Aaron K. Stucki	$1,213,164	$81,259	$208,112	$(545,591)	$2,569,867
John S. Jenkins	$678,861	$67,150	$860,343	$—	$6,328,969
(1)	The amounts shown represent deferrals of cash and bonuses by the named executive officers under the SSRP, the amounts of which are included in the Summary Compensation table in the Salary or Non-Equity Incentive Plan Compensation column, as applicable.
(2)	The amounts shown represent matching contributions by the Company, the amounts of which are included in the Summary Compensation table in the All Other Compensation column.
(3)	No portion of these earnings shown in column (d) were included in the Summary Compensation Table because the SSRP does not provide for “above-market” or preferential earnings as defined in applicable SEC rules.

Termination and Change in Control Payments

The table below outlines the potential payments to our Chief Executive Officer and other named executive officers upon the occurrence of certain termination triggering events. Messrs. Curtin, Mitts, Jenkins, Merkt and Stucki are not eligible for severance benefits or change in control severance and instead are subject to the termination terms and conditions outlined in their employment contracts (the “Employment Contracts”). For the purpose of the table, below are definitions generally applicable for the various types of terminations under the Employment Contracts, TE Connectivity Severance Plan for U.S. Executives (referred to in this proxy statement as the “Severance Plan”) and/or the TE Connectivity Change in Control Severance Plan for Certain U.S. Executives (referred to in this proxy statement as the “CIC Plan”). See “CD&A—Termination Payments” for additional information.

●	“Voluntary Resignation” means any retirement or termination of employment that is not initiated by the Company or any subsidiary other than a Good Reason Resignation (defined below).
●	“Good Reason Resignation” means any retirement or termination of employment by a participant that is not initiated by the Company or any subsidiary and that is caused by any one or more of the following events which occurs during the period beginning 60 days prior to the date of a Change in Control (defined below) and ending two years after the date of such Change in Control:
(1)without the participant’s written consent, the Company (a) assigns or causes to be assigned to the participant any duties inconsistent in any material respect with his or her position as in effect immediately prior to the Change in Control, (b) makes or causes to be made any material adverse change in the participant’s position (including titles and reporting relationships and level), authority, duties or responsibilities, or (c) takes or causes to be taken any other action which, in the reasonable judgment of the participant, would cause him or her to violate his or her ethical or professional obligations (after written notice of such judgment has been provided by the participant to the Management Development and Compensation Committee and the Company has been given a 15-day period within which to cure such action), or which results in a significant diminution in such position, authority, duties or responsibilities;
(2)without the participant’s written consent, the participant’s being required to relocate to a principal place of employment more than 60 miles from his or her existing principal place of employment;
(3)without the participant’s written consent, the Company (a) reduces the participant’s base salary or annual bonus, or (b) reduces the participant’s retirement, welfare, stock incentive, perquisite and other benefits, taken as a whole; or
(4)the Company fails to obtain a satisfactory agreement from any successor to assume and agree to perform the Company’s obligations to the participant under the CIC Plan.

2024 Annual General Meeting Proxy Statement	73

●	“Involuntary Termination” means a termination of the participant initiated by the Company or a subsidiary for any reason other than Cause (defined below), Permanent Disability (defined below) or death, subject to the conditions specified in the applicable plan.
●	“Cause” means any misconduct identified as a ground for termination in Company policy or other written policies or procedures, including among other things, misconduct, dishonesty, criminal activity, or egregious conduct that has or could have a serious and detrimental impact on the Company and its employees.
●	“Permanent Disability” means that a participant has a permanent and total incapacity from engaging in any employment for the employer for physical or mental reasons. A “Permanent Disability” will be deemed to exist if the participant meets the requirements for disability benefits under the employer’s long-term disability plan or under the requirements for disability benefits under the U.S. social security laws (or similar laws outside the United States, if the participant is employed in that jurisdiction) then in effect, or if the participant is designated with an inactive employment status at the end of a disability or medical leave.
●	“Change in Control” means any of the following events:
(1)any “person” (as defined in Section 13(d) and 14(d) of the Securities Exchange Act), excluding for this purpose, (i) the Company or any subsidiary company (wherever incorporated) of the Company, or (ii) any employee benefit plan of the Company or any such subsidiary company (or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan that acquires beneficial ownership of voting securities of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act) directly or indirectly of securities of the Company representing more than 30 percent of the combined voting power of the Company’s then outstanding securities; provided, however, that no Change in Control will be deemed to have occurred as a result of a change in ownership percentage resulting solely from an acquisition of securities by the Company;
(2)persons who, as of July 1, 2007 (the “effective date”), constitute the board (the “Incumbent Directors”) cease for any reason (including without limitation, as a result of a tender offer, proxy contest, merger or similar transaction) to constitute at least a majority thereof, provided that any person becoming a director of the Company subsequent to the effective date shall be considered an Incumbent Director if such person’s election or nomination for election was approved by a vote of at least 50 percent of the Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened proxy contest relating to the election of members of the board or other actual or threatened solicitation of proxies or consents by or on behalf of a “person” (as defined in Section 13(d) and 14(d) of the Securities Exchange Act) other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director;
(3)consummation of a reorganization, merger or consolidation or sale or other disposition of at least 80 percent of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the Company immediately prior to such Business Combination beneficially own directly or indirectly more than 50 percent of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Company resulting from such Business Combination (including, without limitation, a Company which, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiary companies (wherever incorporated) of the Company) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding voting securities of the Company; or
(4)consummation of a complete liquidation or dissolution of the Company.
●	“Change in Control Termination” means a participant’s Involuntary Termination or Good Reason Resignation that occurs during the period beginning 60 days prior to the date of a Change in Control and ending two years after the date of such Change in Control.
●	No named executive officer is entitled to a payment in connection with an Involuntary Termination for Cause.

74	2024 Annual General Meeting Proxy Statement

		Total	Involuntary	Involuntary
		Permanent	Termination—	Termination—
		Disability	Not for	Change in
Executive Benefits and Payments Upon Termination	Retirement(6)	or Death	Cause	Control(8)
Terrence R. Curtin
Compensation
Consideration for restrictive covenants(7)			$3,250,104	$3,250,104
Short-Term Incentive(1)	$2,084,067	$2,084,067
Long-Term Incentives
· Stock Options (Unvested and Accelerated or Continued Vesting)(2)	$3,846,289	$4,197,733		$4,197,733
· Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(2)
· Performance Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$17,329,013	$17,329,013		$17,329,013
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$14,096	$14,096
Heath A. Mitts
Compensation
Consideration for restrictive covenants(7)			$1,687,151	$1,687,151
Short-Term Incentive(1)		$976,673
Long-Term Incentives
· Stock Options (Unvested and Accelerated or Continued Vesting)(2)		$1,260,148		$1,260,148
· Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(2)
· Performance Stock Units (Unvested and Accelerated or Continued Vesting)(3)		$5,247,396		$5,247,396
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$14,096	$14,096
Steven T. Merkt
Compensation
Consideration for restrictive covenants(7)			$1,373,684	$1,373,684
Short-Term Incentive(1)	$770,637	$770,637
Long-Term Incentives
· Stock Options (Unvested and Accelerated or Continued Vesting)(2)	$1,035,624	$1,129,749		$1,129,749
· Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(2)
· Performance Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$4,188,780	$4,188,780		$4,188,780
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$14,096	$14,096
Aaron Stucki
Compensation
Consideration for restrictive covenants(7)			$1,060,605	$1,060,605
Short-Term Incentive(1)		$497,051
Long-Term Incentives
· Stock Options (Unvested and Accelerated or Continued Vesting)(2)		$360,149		$360,149
· Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(2)
· Performance Stock Units (Unvested and Accelerated or Continued Vesting)(3)		$2,196,072		$2,196,072
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$14,096	$14,096
John S. Jenkins
Compensation
Consideration for restrictive covenants(7)			$1,231,290	$1,231,290
Short-Term Incentive(1)	$589,488	$589,488
Long-Term Incentives
· Stock Options (Unvested and Accelerated or Continued Vesting)(2)	$719,035	$781,825		$781,825
· Restricted Stock Units (Unvested and Accelerated or Continued Vesting(2)
· Performance Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$2,976,507	$2,976,507		$2,976,507
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$14,096	$14,096
(1)	Assumes the effective date of termination is September 29, 2023 and that the pro rata payment under the annual incentive program is equal to the actual award earned for fiscal year 2023.

2024 Annual General Meeting Proxy Statement	75

(2)	Assumes the effective date of termination is September 29, 2023 and the closing price per TE Connectivity common share on the date of termination equals $123.53 Under Total Permanent Disability or Death, and Involuntary Termination—Change in Control, all outstanding stock options and RSUs become fully vested as of the date of termination, including dividend equivalent units issued on RSUs. Stock options that are vested and exercisable as of the termination date, as well as the options that vest as a result of the acceleration, will be exercisable for the lesser of the period specified in the option agreement or three years from the termination date. In no event, however, will an option be exercisable beyond its original expiration date. Amounts disclosed for stock options only reflect options that are in-the-money as of September 29, 2023.
(3)	Assumes the effective date of termination is September 29, 2023 and the closing price per TE Connectivity common share on the date of termination equals $123.53. Under Total Permanent Disability or Death, and Involuntary Termination—Change in Control, all outstanding PSUs granted during fiscal years 2021, 2022 and 2023, including dividend equivalent units issued on PSUs, vest in full at the target share amounts granted.
(4)	Payments associated with benefits and perquisites are limited to the items listed. No other benefits or perquisite continuation occurs under the termination scenarios listed.
(5)	Health and welfare benefits continuation is 12 months for all named executive officers under Involuntary Termination—Not for Cause and Involuntary Termination—Change in Control. Annual amount is an approximation based on the fiscal year 2022 per capita employee cost. In the event that provision of any of the benefits would adversely affect the tax status of the applicable plan or benefits, the Company, in its sole discretion, may elect to pay to the participant cash in lieu of such coverage in an amount equal to the Company’s premium or average cost of providing such coverage.
(6)	Messrs. Mitts and Stucki are not entitled to receive any pro rata or continued vesting because they have not fulfilled the Retirement eligibility requirements under the terms of our stock award plan.
(7)	For consideration of restrictive covenants, including non-compete for one year and non-solicitation for two years post termination, the executive employment agreements provide for payments equal to one times base pay and one times target bonus.
(8)	Executive employment agreements provide for continued base pay plus actual bonus and continued equity vesting for twelve months post notification for Involuntary Termination—Not for Cause and Involuntary Termination—Change in Control.

CEO Pay Ratio

●	As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are disclosing the ratio of the median employee's annual total compensation to the annual total compensation of our CEO. Neither the Compensation Committee nor management of the Company used the pay ratio in making compensation decisions.
●	For fiscal 2023 the median employee is the same employee that was used in the fiscal 2022 CEO Pay Ratio calculation as we reasonably believe there has been no change in our employee population or our compensation arrangements that would significantly affect our pay ratio disclosure. The identified median employee's fiscal year 2023 compensation package, using a September 29, 2023 measuring date, was $28,447 which included actual salary, bonus, and perquisites earned. The annual total compensation for our CEO, Mr. Curtin, was $16,717,748, as calculated in accordance with the "Summary Compensation Table" requirements. The median ratio of the annual total compensation of our CEO to the compensation of our median employee was 588:1.
●	As reported above the median employee is the same employee that was used in the fiscal 2022; the methodology to determine the employee was as follows:

Methodology

●	All TE Connectivity employees worldwide, except for our CEO, were included to identify our median employee. As of July 31, 2022, we estimate that we had approximately 78,553 employees worldwide, which includes 9,687 U.S. employees and 68,866 non-U.S. employees.
●	Using the 5% de minimis exemption we excluded 4.95% of our total employee population. The excluded employees included Morocco (2,751), Slovakia (168), Thailand (963) and Ukraine (7).
●	Our median employee was identified using Total Target Cash Compensation (annual base pay plus target bonus).
●	Once the median employee was identified we collected, from local HR, all compensation elements including base salary, actual annual bonus, all allowances, perquisites and any other local compensation.

76	2024 Annual General Meeting Proxy Statement

●	All compensation components for Non-U.S. employees were converted to USD using fiscal 2023 annually set internal exchange rates.
●	Seasonal, temporary and part-time associates were not annualized. No adjustments were made for global cost of living differences.

Comparing TE Connectivity’s Ratio to Other Companies

This ratio is a reasonable estimate calculated using a methodology consistent with the SEC rules, as described above. Because applicable SEC rules permit various methodologies, assumptions and exclusions, our CEO pay ratio may not be comparable to ratios calculated and disclosed by other companies.

Pay Versus Performance

In accordance with the SEC’s disclosure requirements set forth in Item 402(v) of Regulation S-K regarding pay versus performance (“PVP”), the following table presents the total compensation of our Named Executive Officers (NEOs) for the past three fiscal years as documented in the Summary Compensation Table.

The Management Development and Compensation Committee (MDCC) did not incorporate the below pay versus performance disclosure in its compensation determinations for any of the years displayed. For discussion of how the MDCC seeks to align pay with performance when making compensation decisions, please review the CD&A beginning on page 51.

Pay Versus Performance Table

			Average	Average
	Summary		Summary	Compensation	Value of Initial Fixed $100
	Compensation	Compensation	Compensation	Actually	Investment based on:			Adjusted
	Table Total for	Actually Paid to	Table Total for	Paid for		Peer Group		Earnings
	CEO[1]	CEO[2]	other NEOs[3]	other NEOs[2]	TSR[4]	TSR[4]	Net Income[5]	Per Share[6]
Year	($)	($)	($)	($)	($)	($)	($M)	($)
2023	$16,717,748	$21,833,929	$4,323,646	$5,450,015	$135.95	$152.54	$1,910	$6.74
2022	$15,927,866	$3,836,791	$4,365,021	$1,786,007	$119.28	$120.36	$2,428	$7.33
2021	$14,715,856	$45,381,475	$4,070,539	$11,522,755	$153.36	$145.17	$2,261	$6.51
(1)	Represents the total compensation of our CEO, Terrence Curtin, as reported in the Summary Compensation Table for each year reported in the table.
(2)	SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine “compensation actually paid” as reported in the Pay versus Performance Table above. “Compensation actually paid” does not mean that our CEO and other NEOs actually received those amounts in the listed year. The following table details the applicable adjustments that were made to determine “compensation actually paid” for each year reported in the table:

2024 Annual General Meeting Proxy Statement	77

CEO – Compensation Actually Paid (CAP) Reconciliation	2021	2022	2023
Summary Compensation Table Total	$14,715,856	$15,927,866	$16,717,748
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	$(10,215,113)	$(11,958,716)	$(12,962,924)
+ Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	$19,643,931	$6,956,690	$12,592,842
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	$16,231,766	$(10,975,355)	$2,299,381
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$5,005,036	$3,886,306	$3,186,882
Compensation Actually Paid	$45,381,475	$3,836,791	$21,833,929

Average NEO – Compensation Actually Paid (CAP) Reconciliation	2021	2022	2023
Summary Compensation Table Total	$4,070,539	$4,365,021	$4,323,646
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	$(2,404,192)	$(2,554,732)	$(2,606,522)
+ Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	$4,623,246	$1,486,138	$2,532,107
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	$3,915,715	$(2,352,119)	$485,925
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$1,317,447	$841,698	$714,860
Compensation Actually Paid	$11,522,755	$1,786,007	$5,450,015

(3)	The individuals comprising the other NEOs for each year presented are listed below:

2021	2022	2023
Heath Mitts	Heath Mitts	Heath Mitts
Steve Merkt	Steve Merkt	Steve Merkt
Shad Kroeger	Shad Kroeger	Aaron Stucki
John Jenkins	Aaron Stucki	John Jenkins

(4)	Total Shareholder Return (TSR) compares the cumulative total shareholder return on our common shares against the cumulative return on the Dow Jones U.S. Electrical Components and Equipment Index. It assumes the investment of $100 in our common shares and in the Dow Jones Electrical Components and Equipment Index at the fiscal year end 2020 and assumes the reinvestment of all dividends and distributions.
(5)	Reflects net income calculated in accordance with generally accepted accounting principles (“GAAP”) in the Company’s Consolidated Statements of Operations included in the Company’s Annual Reports on Form 10-K for the applicable fiscal year.
(6)	Adjusted Earnings Per Share represents diluted earnings per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans.

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Most Important Performance Measures

The MDCC believes in a holistic evaluation of the NEOs’ and the Company’s performance and uses a mix of performance measures throughout our annual and long-term incentive programs to align executive pay with Company performance. As required by SEC rules, the following table presents the financial performance measures that the company considers to have been the most important in linking Compensation Actually Paid to company performance. The measures in this table are not ranked.

2023 Most Important Performance Measures
Adjusted Earnings Per Share
Revenue
Adjusted Operating Income

Relationship Between “Compensation Actually Paid” and Performance Measures

The following charts show, for the past three years, the relationship of the Company’s TSR relative to its peers as well as the relationship between the CEO and non-CEO “compensation actually paid” and (i) the Company’s TSR; (ii) the Company’s net income; and (iii) the Company’s Adjusted Earnings Per Share.

*Value of initial fixed investment of $100

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Compensation Actually Paid versus Adjusted EPS
Compensation Actually Paid to CEO
Average Compensation Actually Paid for other NEOs
Adjusted Earnings Per Share
Compensation Actually Paid ($ in millions)
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
Adjusted Earnings Per Share ($)
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2021
2022
2023

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COMPENSATION OF NON-EMPLOYEE DIRECTORS

Compensation paid during fiscal year 2023 to each director who is not our salaried employee or an employee of our subsidiaries was based on the following fee structure:

	Fee Structure Effective
	October 2022(1)
	Cash	Equity
Annual retainer	$100,000	$200,000
Additional annual fees:
Non‑Executive Chairman	$185,000
Lead Independent Director	$40,000
Audit Committee Chair	$25,000
Audit Committee Member	$15,000
Nominating, Governance & Compliance Committee Chair	$20,000
Management, Development & Compensation Committee Chair	$20,000
Science Advisory Board Retainer	$10,000
(1)	The table above reflects full year fee structures that were in effect during fiscal year 2023. The fee structure reflects an increased cash retainer for the Non-Executive Chairman and the Nominating, Governance & Compliance Committee Chair. Our board members are also reimbursed for expenses incurred in attending board and committee meetings or performing other services for us in their capacities as directors. Such expenses include food, lodging and transportation.

In addition to the compensation described above, TE Connectivity will also provide Company matching gift contributions on behalf of certain directors under TE Connectivity’s matching gift program up to a maximum of $10,000 per year.

Each non-employee director received the equity component of their compensation in the form of a grant of common shares of TE Connectivity Ltd.

The following table discloses the cash and equity awards paid to each of our non-employee directors during the fiscal year ended September 29, 2023.

	Fees Earned or	Stock	All Other
	Paid in Cash(1)	Awards(2)	Compensation(3)	Total
	($)	($)	($)	($)
Name	(b)	(c)	(g)	(h)
Jean-Pierre Clamadieu(4)	$58,333	$113,793	$—	$172,126
Carol A. (John) Davidson	$165,000	$212,805	$10,000	$387,805
Lynn A. Dugle	$115,000	$212,805	$10,000	$337,805
William A. Jeffrey	$130,000	$212,805	$10,000	$352,805
Syaru Shirley Lin	$100,000	$212,805	$34,385	$347,190
Thomas J. Lynch	$285,000	$212,805	$37,766	$535,571
Yong Nam(5)	$41,667	$106,340	$—	$148,007
Abhijit Y. Talwalkar	$120,000	$212,805	$10,000	$342,805
Mark C. Trudeau	$100,000	$212,805	$—	$312,805
Dawn C. Willoughby	$100,000	$212,805	$10,000	$322,805
Laura H. Wright	$115,000	$212,805	$10,000	$337,805
(1)	The amounts shown represent the amount of cash compensation earned in fiscal year 2023 for Board and committee services. We pay additional annual cash retainers to our Non-Executive Chairman, Lead Independent Director, Chairperson of each of our committees of the Board, members of the audit committee and our science advisory board member.
(2)	The amounts shown represent the amount of equity compensation granted in fiscal 2023 for Board services. On November 14, 2022 each non-employee director excluding Mr. Nam and Mr. Clamadieu received a grant of 1,709 common shares; Mr. Nam received a grant of 854 common shares. In determining the number of common shares to be issued, we used the average daily closing price for the 20-day period prior to the grant date ($116.96 per share), the same methodology used to determine employee equity awards. The grant date fair value of these awards, as shown above for fiscal year 2023, was calculated by using the closing price of TE Connectivity Ltd. common shares on the date of grant ($124.52 per share). On March 16, 2023, Mr. Clamadieu received a grant of 911 common shares. In determining the number of common shares to be issued, we used the average daily closing price for the 20-day period prior to the grant date ($128.07 per share), the same methodology used to determine employee equity awards. The grant date fair value of this award as shown above for fiscal 2023, was calculated by using the closing price of the TE Connectivity Ltd. common shares on the date of grant ($124.91 per share).

2024 Annual General Meeting Proxy Statement	81

(3)	Amounts shown represent company charitable matching gift contributions made on behalf of certain directors under TE Connectivity’s matching gift program. For Mr. Lynch, amount also includes an additional $27,766 due to an administrative payroll error relating to Swiss tax payments made on behalf of Mr. Lynch. For Ms. Lin, $34,385 represents the payment by the Company of Ms. Lin’s Swiss social tax obligations for 2022 (and additional amounts paid to Ms. Lin to cover income tax obligations on the Company’s social tax payment) as a result of the Company’s failure to notify Ms. Lin of her Swiss social tax obligations and to withhold the Swiss social tax amounts as required. Ms. Lin was responsible for her ongoing Swiss social tax obligations effective March 2023.
(4)	On March 15, 2023 Mr. Clamadieu was elected to our Board of Directors. Cash and equity compensation for Mr. Clamadieu was pro-rated for his service during fiscal 2023.
(5)	Mr Nam left our board of directors effective March 16, 2023. Cash and equity compensation for Mr. Nam was pro-rated for his service during fiscal 2023.

Charitable Contributions

Our Board Governance Principles require that the Nominating, Governance and Compliance Committee approve all charitable donations by TE Connectivity to organizations associated with a director. The amount of any such donation is limited to an amount annually that is less than the greater of $1 million or 2% of such tax exempt organization’s consolidated gross revenues. Furthermore, charitable director matching gift donations by TE Connectivity are limited to matching donations in an amount no greater than the amount contributed by the Director, and consistent with TE Connectivity’s employee matching gift program.

82	2024 Annual General Meeting Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

All relationships and transactions in which the Company and our directors and executive officers or their immediate family members are participants were reviewed to determine whether such persons have a direct or indirect material interest. As required under SEC rules, transactions over $120,000 that are determined to be directly or indirectly material to a related person are disclosed in the Company’s proxy statement. In addition, we have adopted a written policy with respect to related person transactions pursuant to which the Nominating, Governance and Compliance Committee reviews and approves or ratifies any related person transaction that is required to be disclosed. In the course of its review and approval or ratification of a disclosable related person transaction, the committee considers whether the transaction is fair and reasonable to the Company and will take into account, among other factors it deems appropriate:

●	whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances;
●	the extent of the related person’s interest in the transaction and the materiality of the transaction to the Company;
●	the related person’s relationship to the Company;
●	the material facts of the transaction, including the proposed aggregate value of the transaction;
●	the business purpose for and reasonableness of the transaction, taken in the context of the alternatives available to the Company for attaining the purposes of the transaction;
●	whether the transaction is in the ordinary course of the Company’s business and was proposed and considered in the ordinary course of business; and
●	the effect of the transaction on the Company’s business and operations, including on the Company’s internal control over financial reporting and system of disclosure controls or procedures, and any additional conditions or controls (including reporting and review requirements) that should be applied to such transaction.

There were no related person transactions in fiscal 2023 that require disclosure.

2024 Annual General Meeting Proxy Statement	83

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act requires TE Connectivity’s executive officers and directors and persons who beneficially own more than ten percent of TE Connectivity’s common shares to file electronically reports of ownership and changes in ownership of such common shares with the SEC and NYSE. These persons are required by SEC regulations to furnish TE Connectivity with copies of all Section 16(a) forms they file. As a matter of practice, TE Connectivity’s administrative staff assists TE Connectivity’s executive officers and directors in preparing initial reports of ownership and reports of changes in ownership and files those reports on their behalf. Based on TE Connectivity’s review of such forms, as well as information provided and representations made by the reporting persons, TE Connectivity believes that all of its executive officers, directors and beneficial owners of more than ten percent of its common shares complied with the reporting requirements of Section 16(a) during TE Connectivity’s fiscal year ended September 29, 2023.

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AUDIT COMMITTEE REPORT

The information contained in the report below shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the company specifically incorporates it by reference in such filing.

During our fiscal year ended September 29, 2023, the Audit Committee of the Board was comprised of three directors. Laura H. Wright, Carol A. Davidson and Lynn Dugle served as members of the committee for the full year. Mr. Davidson served as chair of the Audit Committee for the full year. The Board of Directors determined that each of the members of the Audit Committee met the independence and experience requirements of the NYSE and applicable federal regulations. In addition, Mses. Wright and Dugle and Mr. Davidson were determined by the Board to be audit committee financial experts.

The Audit Committee operates under a charter approved by the Board of Directors. A summary description of the duties and powers of the Audit Committee can be found in “The Board of Directors and Board Committees” section of this proxy statement. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, assures that the Company develops and maintains adequate financial controls and procedures, and monitors compliance with these processes. Deloitte & Touche LLP (the “independent auditor”) is responsible for performing an audit of the consolidated year-end financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) (United States) to obtain reasonable assurance that the Company’s consolidated financial statements are free from material misstatement and expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States. The Company’s Swiss registered auditor is responsible for performing an audit of the statutory financial statements of TE Connectivity Ltd. prepared in accordance with Swiss law and the Company’s Articles of Association. The internal auditors are responsible to the Audit Committee and the Board for testing the integrity of the financial accounting and reporting control systems and such other matters as the Audit Committee and Board determine. The Company’s special auditor is responsible for delivering reports in accordance with Swiss law confirming that the receivables of the creditors of the Company will be fully covered by assets after giving effect to any reductions of capital in connection with shareholders’ approvals of distributions to shareholders in the form of capital reductions or under other circumstances.

The Audit Committee periodically reviews and evaluates the performance of Deloitte & Touche LLP’s lead audit partner, oversees the required rotation of the lead audit partner responsible for our audit, and reviews and considers the selection of the lead audit partner. At this time, the Audit Committee and the Board of Directors believe that the continued retention of Deloitte & Touche LLP to serve as our independent registered public accounting firm is in the best interests of the Company and its stockholders.

In this context, the Audit Committee has reviewed the consolidated financial statements in TE Connectivity’s Annual Report on Form 10-K for the fiscal year ended September 29, 2023. The Committee held discussions with management, the independent auditor and the Swiss registered auditor concerning the consolidated financial statements, as well as the independent auditor’s and Swiss registered auditor’s opinions thereon, and the critical audit matters addressed in Deloitte & Touche LLP’s audit report. The Committee also discussed with management, the internal auditors and the independent auditor the report of management and the independent auditor’s opinion regarding the Company’s internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act of 2002.  Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States. The Audit Committee reviewed and discussed the statutory financial statements of TE Connectivity Ltd. with management and the Swiss registered auditor, as well as the Swiss registered auditor’s opinion thereon. The Committee routinely reviewed and discussed with management and the Ombudsman any concerns from employees or external constituencies (including investors, suppliers and customers) about the Company’s accounting, internal accounting controls or auditing matters.

The Committee discussed with the independent auditor all matters required to be discussed by the applicable requirements of the PCAOB (United States) and the Commission. In addition, the Committee discussed with the independent auditor the auditor’s independence from TE Connectivity and its

2024 Annual General Meeting Proxy Statement	85

management, including the matters in the letter received from the independent auditor regarding the independent auditor’s communications with the Audit Committee concerning independence.

Based upon the Committee’s review and discussions referred to above, the Committee recommended that the Board include the Company’s audited consolidated financial statements in TE Connectivity’s Annual Report on Form 10-K for the fiscal year ended September 29, 2023 filed with the Securities and Exchange Commission. The Committee further recommended that the audited statutory financial statements of TE Connectivity Ltd., together with the Company’s audited consolidated financial statements, be included in the Company’s Annual Report to Shareholders for the fiscal year ended September 29, 2023.

The Audit Committee:

Carol A. Davidson, Chair

Lynn A. Dugle

Laura H. Wright

December 11, 2023

86	2024 Annual General Meeting Proxy Statement

AGENDA ITEM NO. 4—ELECTION OF THE INDEPENDENT PROXY

Motion Proposed by the Board of Directors

Our Board of Directors proposes that Proxy Voting Services GmbH, in Zurich, represented by attorney Gian Andri Töndury, be elected as the independent proxy at our 2025 Annual General Meeting of shareholders and also at any shareholder meeting that may be held may be held prior to the 2025 Annual General Meeting.

Explanation

Under Swiss law, our shareholders must elect an independent proxy to serve as a voting proxy at our shareholder meetings for shareholders who wish to vote at the meeting by proxy. The main task of the independent proxy is to vote shares held by shareholders of record at the shareholder meeting if instructed to do so by the shareholder. The independent proxy will vote the shares as instructed by the shareholder. If the shareholder authorized the independent proxy to vote the shareholders’ shares without giving instructions, the independent proxy will abstain from voting the shares.

Vote Requirement to Approve Agenda Item

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 4.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 4

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AGENDA ITEM NO. 5— APPROVAL OF THE ANNUAL REPORT AND

FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED SEPTEMBER 29, 2023

Agenda Item No. 5.1—Approval of the 2023 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 29, 2023, the consolidated financial statements for the fiscal year ended September 29, 2023 and the Swiss Statutory Compensation Report for the fiscal year ended September 29, 2023)

Motion Proposed by the Board of Directors

Our Board of Directors proposes that the 2023 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 29, 2023, the consolidated financial statements for the fiscal year ended September 29, 2023 and the Swiss Statutory Compensation Report for the fiscal year ended September 29, 2023) be approved.

Explanation

Our 2023 Annual Report, which accompanies this proxy statement, includes the statutory financial statements of TE Connectivity Ltd. (which do not consolidate the results of operations for our subsidiaries) for the fiscal year ended September 29, 2023 and the TE Connectivity Ltd. consolidated financial statements for the fiscal year ended September 29, 2023, and contains the reports of our Swiss registered auditor and our independent registered public accounting firm, as well as information on our business and organization. Copies of our 2023 Annual Report and this proxy statement are available on the Internet at http://www.te.com/TEAnnualMeeting.

Under Swiss law, certain portions of our annual report must be submitted to shareholders for approval or disapproval at each Annual General Meeting. This agenda item must be submitted to shareholders for approval or disapproval in addition to the statutory financial statements and the consolidated financial statements, which are presented separately for approval as Agenda Items No. 5.2 and No. 5.3, respectively.

In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

Vote Requirement to Approve Agenda Item

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 5.1.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 5.1

Agenda Item No. 5.2—

Approval of the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 29, 2023

_____________

Motion Proposed by the Board of Directors

Our Board of Directors proposes that the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 29, 2023 be approved.

Explanation

TE Connectivity Ltd.’s statutory financial statements for the fiscal year ended September 29, 2023 are contained in our 2023 Annual Report, which accompanies this proxy statement. Our 2023 Annual Report also contains the report of our Swiss registered auditor with respect to the statutory financial statements of TE Connectivity Ltd.

88	2024 Annual General Meeting Proxy Statement

Under Swiss law, our statutory financial statements must be submitted to shareholders for approval or disapproval at each Annual General Meeting.

In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor, has issued an unqualified recommendation to the Annual General Meeting that the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 29, 2023 be approved. As our Swiss registered auditor, Deloitte AG has expressed its opinion that the statutory financial statements for the fiscal year ended September 29, 2023 comply with Swiss law and our Articles of Association and has reported on other legal requirements. Representatives of Deloitte AG will be available at the Annual General Meeting and will have an opportunity to make a statement if they wish.

Vote Requirement to Approve Agenda Item

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 5.2.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 5.2

2024 Annual General Meeting Proxy Statement	89

Agenda Item No. 5.3—

Approval of the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 29, 2023

_____________

Motion Proposed by the Board of Directors

Our Board of Directors proposes that the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 29, 2023 be approved.

Explanation

Our consolidated financial statements for the fiscal year ended September 29, 2023 are contained in our 2023 Annual Report, which accompanies this proxy statement. Our 2023 Annual Report also contains the report of our Swiss registered auditor with respect to the consolidated financial statements.

Under Swiss law, our consolidated financial statements must be submitted to shareholders for approval or disapproval at each Annual General Meeting.

In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor, has issued an unqualified recommendation to the Annual General Meeting that the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 29, 2023 be approved. As our Swiss registered auditor, Deloitte AG has expressed its opinion that the consolidated financial statements present fairly, in all material respects, the financial position, the results of operations and the cash flows of TE Connectivity in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and comply with Swiss law and has reported on other legal requirements. Representatives of Deloitte AG will attend the Annual General Meeting and will have an opportunity to make a statement if they wish.

Vote Requirement to Approve Agenda Item

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 5.3.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 5.3

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AGENDA ITEM NO. 6—RELEASE OF THE MEMBERS OF THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS FOR ACTIVITIES DURING THE FISCAL YEAR ENDED SEPTEMBER 29, 2023

Motion Proposed by the Board of Directors

Our Board of Directors proposes that shareholders release the members of the Board of Directors and executive officers of TE Connectivity from liability for their activities during the fiscal year ended September 29, 2023.

Explanation

As is customary for Swiss corporations and in accordance with article 698, subsection 2, item 7 of the Swiss Code, shareholders are requested to release the members of the Board of Directors and the executive officers of TE Connectivity from liability for their activities during the fiscal year ended September 29, 2023. This release from liability claims brought by TE Connectivity or its shareholders against members of the Board of Directors and executive officers of TE Connectivity for activities carried out during the fiscal year ended September 29, 2023 is only effective with respect to facts that have been disclosed to shareholders. This release binds shareholders who either voted in favor of the agenda item or who subsequently acquired shares with knowledge of the resolution. Registered shareholders that do not vote in favor of this agenda item are not bound by the result for a period ending twelve months after the vote.

Vote Requirement to Approve Agenda Item

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, not counting the votes of any director or executive officer of TE Connectivity, is required for approval of Agenda Item No. 6.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 6

2024 Annual General Meeting Proxy Statement	91

AGENDA ITEM NO. 7—ELECTION OF AUDITORS

Agenda Item No. 7.1—

Election of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 27, 2024

_____________

Motion Proposed by the Board of Directors

Our Board of Directors proposes that our shareholders elect Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 27, 2024.

Explanation

The election of our independent registered public accounting firm is recommended by our Audit Committee to the Board of Directors for approval by our shareholders annually. The Audit Committee reviews both the audit scope and estimated fees for professional services for the coming year. The Audit Committee has recommended the ratification of the engagement of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 27, 2024.

Representatives of Deloitte & Touche LLP will be available at the Annual General Meeting and will have an opportunity to make a statement if they wish.

Independent Auditor Fee Information

Aggregate fees for professional services rendered by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates as of and for the fiscal years ended September 29, 2023 and September 30, 2022 are set forth below. The aggregate fees included in the audit fees category are fees related to the fiscal years for the services described below, irrespective of when services are rendered. The aggregate fees included in each of the other categories are fees for services rendered in the fiscal years for the services described below.

Fiscal 2023 and 2022 Fees

	Fiscal
	2023	2022
Audit Fees (1)	$10,927	$11,107
Audit‑Related Fees (2)	$85	$85
Other Fees (3)	$103	$91
Total	$11,115	$11,283
(1)

Audit fees for fiscal 2023 and 2022 were for professional services rendered for the annual audits of the consolidated financial statements of the company including the audits of internal control over financial reporting, review of quarterly financial statements included in the company’s quarterly reports on Form 10 Q, consents, and statutory audits.

(2)	Audit related fees for fiscal 2023 and 2022 were primarily for examinations of information technology controls related with the audit.
(3)	Other fees for fiscal 2023 and 2022 were primarily for ESG and other assurance services.

None of the services described above were approved by the Audit Committee under the de minimis exception provided by Rule 2-01(c)(7)(i)(C) under Regulation S-X.

Policy for the Pre-Approval of Audit and Non-Audit Services

The Audit Committee adopted an Audit and Tax Services Approval policy that provides guidelines for the audit, audit-related, tax and other permissible non-audit services that may be provided by the independent auditor.

The policy identifies the principles that must be considered by the Audit Committee in approving services to ensure that the auditor’s independence is not impaired. The policy provides that the Corporate Controller will support the Audit Committee by providing a list of proposed services to the Audit Committee, monitoring the services and fees approved by the Audit Committee including those approved by the Audit Committee Chair, providing periodic reports to the Audit Committee with respect to approved services and ensuring compliance with the policy.

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Under the policy, the Audit Committee annually approves the audit fee and terms of the engagement as set forth in the audit engagement letter. All other services must be separately approved by the Audit Committee. The independent auditor may not begin any work without confirmation of Audit Committee approval from the Corporate Controller or his/her delegate.

In accordance with the policy, when it is not practical for services and fees to be approved by the entire Audit Committee, the Audit Committee Chair may approve on behalf of the Committee. The Chair must report all such pre-approvals to the Audit Committee at a future committee meeting.

Vote Requirement to Approve Agenda Item

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 7.1.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 7.1

Agenda Item No. 7.2—

Election of Deloitte AG, Zurich, Switzerland as our Swiss registered auditor until our next Annual General Meeting

_____________

Motion Proposed by the Board of Directors

Our Board of Directors proposes that Deloitte AG, Zurich, Switzerland be elected as the Company’s Swiss registered auditor until our next Annual General Meeting.

Explanation

Under Swiss law, our shareholders must elect an independent Swiss registered public accounting firm. The Swiss registered auditor’s main task is to audit our consolidated financial statements and the statutory financial statements of TE Connectivity. Our Board of Directors has recommended that Deloitte AG, Zurich, Switzerland, be elected as our Swiss registered auditor for our consolidated financial statements and the statutory financial statements of TE Connectivity Ltd.

Representatives of Deloitte AG will be available at the Annual General Meeting and will have an opportunity to make a statement if they wish.

For independent auditor fee information and information on our pre-approval policy of audit and non-audit services, see Agenda Item No. 7.1. See the Audit Committee Report included in this proxy statement for additional information about our Swiss registered auditors.

Vote Requirement to Approve Agenda Item

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 7.2.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 7.2

2024 Annual General Meeting Proxy Statement	93

Agenda Item No. 7.3—

Election of PricewaterhouseCoopers AG, Zurich, Switzerland as special auditing firm until our next Annual General Meeting

_____________

Motion Proposed by the Board of Directors

Our Board of Directors proposes that PricewaterhouseCoopers AG, Zurich, Switzerland be elected as our special auditing firm until our next Annual General Meeting.

Explanation

Under Swiss law, special reports by an auditor are required in connection with certain corporate transactions, including certain types of increases and decreases in share capital.

Vote Requirement to Approve Agenda Item

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 7.3.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 7.3

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AGENDA ITEM NO. 8—ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Motion Proposed by the Board of Directors

Our Board of Directors proposes that shareholders approve, on an advisory (non-binding) basis, the compensation of our named executive officers. We explain this compensation pursuant to the compensation disclosure rules of the SEC in the Compensation Discussion and Analysis (“CD&A”), the Fiscal 2023 Summary Compensation table, and related tables and discussions in this proxy statement.

Explanation

This proposal gives shareholders the opportunity to cast a non-binding advisory vote to approve the compensation of our named executive officers. This vote often is referred to as “say-on-pay.”

As described in our CD&A, which begins on page 51, TE Connectivity’s executive compensation philosophy is designed to deliver competitive total compensation that will reward executives for achieving business unit and corporate performance objectives and will attract, motivate and retain leaders who will drive the creation of shareholder value. In order to implement that philosophy, the Management Development and Compensation Committee (the “MDCC”) has established a disciplined process for adopting executive compensation programs and individual executive officer pay packages. Among other things, the MDCC analyzes competitive market data, reviews each executive officer’s role and performance assessment, and consults with an independent compensation consultant.

Our executive compensation program has several features that were designed to ensure that compensation is consistent with TE Connectivity’s executive compensation philosophy. The items highlighted below are described in more detail in the CD&A.

●	For fiscal year 2023, the value of our named executive officer’s annual long-term incentive award is in the form of stock options and performance stock units to drive long-term performance and alignment with shareholder interests.
●	Awards of stock options have a four-year vesting period, and awards of performance stock units have a three-year cliff vesting period, to further emphasize long-term performance and executive officer commitment.
●	Our annual incentive plan incorporates four financial or operational performance metrics in order to properly balance risk with compensation incentives.
●	The annual incentive program incorporates a cap on the maximum payout to further manage risk and reduce the possibility of excessive payments.
●	Through our compensation risk assessment process, we have determined that our incentive compensation programs are not reasonably likely to create a material risk to the Company.
●	Our Share Ownership and Retention Requirement Plan, together with the design of the long-term incentive awards, drives long-term executive stock ownership.

Our executive compensation philosophy emphasizes performance-based pay. The Pay Mix chart in the CD&A demonstrates that in fiscal year 2023, performance-based incentives constituted about 92% of total direct compensation for our CEO and 81% of total direct compensation for our other named executive officers. Similarly, since TE Connectivity became a public company in 2007, pay levels have been relatively low in fiscal years in which the Company has not met its target performance measures and relatively high in years in which Company performance has been strong.

We encourage shareholders to read the CD&A, which discusses in greater detail how our compensation policies and procedures align with our executive compensation philosophy. The MDCC believes that our executive compensation programs and executive officer pay levels are consistent with our executive compensation philosophy, fully support the goals of that philosophy, and provide an appropriate balance between risk and incentives.

We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement.

2024 Annual General Meeting Proxy Statement	95

Text of the Shareholder Resolution

IT IS RESOLVED, that shareholders of TE Connectivity Ltd. approve, on an advisory basis, the compensation of the named executive officers of the Company, as disclosed in the proxy statement for the 2024 Annual General Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Fiscal 2023 Summary Compensation table, and the other related tables and discussions.

Vote Requirement to Approve Agenda Item

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required to approve Agenda Item No. 8. The vote is not binding on the Company, the MDCC or our Board. Nevertheless, our Board and the MDCC value the opinions of our shareholders and we will consider those opinions when designing compensation programs and individual executive compensation packages.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 8

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AGENDA ITEM NO. 9— ADVISORY VOTE TO APPROVE THE SWISS STATUTORY COMPENSATION REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 29, 2023

Motion Proposed by the Board of Directors

Our Board of Directors proposes that shareholders approve, on an advisory (non-binding) basis, the Swiss Statutory Compensation Report of TE Connectivity Ltd. for the fiscal year ended September 29, 2023.

Explanation

Under Swiss law, we are required to prepare a separate Swiss Statutory Compensation Report each year that contains specific items in a presentation format determined by these regulations. Under recently effective Swiss law, our Swiss Statutory Compensation Report now must be submitted to shareholders for approval or disapproval in an advisory vote. The Swiss Statutory Compensation Report sets forth, for the fiscal years ended September 29, 2023 and September 30, 2022, the compensation of the members of the Board of Directors and Swiss members of Executive Management.

With regard to our compensation of Executive Management, we note that at our Annual General Meeting of shareholders held on March 15, 2023, shareholders approved the fiscal year 2024 maximum aggregate compensation amount for Executive Management in the aggregate amount of $53.5 million with 98.7% of shareholders voting in favor of the proposal. Shareholders also approved at that meeting the fiscal year 2024 maximum aggregate compensation amount for the Board of Directors in the aggregate amount of $4.1 million with 99.8% of shareholder voting in favor of the proposal.

Our 2023 Swiss Statutory Compensation Report accompanies this proxy statement and appears in our Annual Report on pages [●] – [●].

Vote Requirement to Approve Agenda Item

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 9. The vote is not binding on the Company, the MDCC or our Board. Nevertheless, our Board and the MDCC value the opinions of our shareholders and we will consider those opinions when designing compensation programs.

Recommendation

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 9

2024 Annual General Meeting Proxy Statement	97

AGENDA ITEM NO. 10—BINDING VOTE TO APPROVE FISCAL YEAR 2025 MAXIMUM AGGREGATE COMPENSATION AMOUNT FOR EXECUTIVE MANAGEMENT

Motion Proposed by the Board of Directors

Our Board of Directors proposes that shareholders approve $61.2 million as the maximum aggregate compensation that can be paid, granted or promised to the members of Executive Management in fiscal year 2025.

Explanation

The proposal described in this Agenda Item No. 10 gives shareholders the opportunity to approve, in accordance with the Swiss Code, on a binding basis, the maximum aggregate amount of compensation that can be paid, granted or promised to the members of Executive Management for our fiscal year ending September 26, 2025 (“fiscal year 2025”). The members of Executive Management as of January 1, 2024 include the following senior executives: Terrence R. Curtin, John S. Jenkins, Jr., Shadrak W. Kroeger, Steven T. Merkt, Heath A. Mitts, Malavika Sagar and Aaron K. Stucki (see position titles on page 48).

The general principles of the Company’s executive compensation program are described in article 25 of our Articles of Association. A more detailed description of our executive compensation programs currently in effect and the actual amounts paid to the Chief Executive Officer and other named executive officers for fiscal year 2023 are described in our “CD&A”, which begins on page 51. As described more fully in the CD&A, the Management Development and Compensation Committee has established and follows a disciplined process in adopting our executive compensation programs and in making individual executive compensation determinations. That process has been followed since the Company came into existence as a publicly traded company in fiscal year 2007, has been followed in fiscal year 2023 and we expect will continue to be followed in fiscal year 2024 and 2025 and beyond. We urge our shareholders to read our Articles of Association and the CD&A to understand our executive compensation philosophy and process when considering this proposal.

In addition, shareholders have had the opportunity since 2011 under U.S. law to cast a non-binding advisory vote to approve the compensation paid to our named executive officers, although that approval is for compensation paid in the business year preceding the Annual General Meeting of Shareholders. Shareholders should understand that U.S. proxy rules require disclosure of the compensation of our named executive officers and a non-binding shareholder vote on the compensation paid to those named executive officers. Our shareholders have consistently voiced their strong support for the Company’s executive compensation programs, providing approval of the non-binding proposals in each year since 2011, the year that the non-binding shareholder advisory vote requirement became effective. At the 2023 Annual General Meeting, the shareholder approval level was 95.57%. The non-binding advisory vote required under U.S. law is still in effect, so our shareholders are again provided the opportunity to cast a non-binding advisory vote to approve the compensation paid to the named executive officers in fiscal year 2023, as is more fully discussed in Agenda Item No. 8.

The Swiss Code requires a binding shareholder vote for the aggregate compensation of the members of Executive Management listed above. At the 2023 Annual General Meeting, shareholders approved the maximum aggregate compensation amounts to be paid to executive management for fiscal 2024 with 98.7% of votes cast.

For fiscal year 2025, we ask that shareholders approve maximum aggregate compensation that can be paid, granted or promised to the members of Executive Management in an amount not to exceed $61.2 million. Our shareholders should understand that this amount is the maximum amount that the Company can pay, grant or promise to its Executive Management (other than additional amounts that may be payable to persons who newly assume Executive Management functions) and has been calculated using very conservative assumptions in order to provide the Board and Company management wide flexibility to reward extremely superior performance across all businesses and to address unforeseen circumstances that might arise during fiscal year 2025. The table below provides insight to our maximum amounts of compensation that could have been and were paid, granted or promised in the last fully completed fiscal year (fiscal year 2023), the maximum amounts approved to be paid, granted or promised for the 2024 fiscal year and our estimates for maximum compensation levels for the 2025 fiscal year. The footnote provides insight into the assumptions we have used to make the estimates.

98	2024 Annual General Meeting Proxy Statement

	Fiscal Year 2023		Fiscal Year 2024	Fiscal Year 2025
	Maximum	Fiscal Year 2023	Maximum	Maximum
	Approved	Actual	Approved	Requested
	$ million	$ million	$ million	$ million(1)
Total Compensation	$49.9	$39.5	$53.5	$61.2
(1)	Fiscal year 2025 maximum requested assumes a 4.0% salary increase budget; annual incentive based on the 2024 base salary amount and maximum payout at 200% of target (available only upon achievement of superior performance); total equity pool available for Executive Management assuming all grants are made at 130% of fiscal year 2024 actual awards and additional compensation based on other compensation components as reported in the 2023 Proxy Statement. Actual annual incentive payouts are based on measures that support our strategic business objectives (which are approved by our Board of Directors). To achieve 200% payout, maximum performance objectives would need to be met. See pages 56 - 59 of the CD&A for additional details. Fiscal year 2025 maximum requested reflects a 14.4% increase compared to fiscal year 2024 maximum approved. This number includes the estimated international assignment costs for one member of Executive Management. Fiscal year 2025 maximum also assumes a potential additional member to Executive Management.

We do not anticipate that the aggregate amount paid to members of Executive Management in fiscal year 2025 will be at the maximum amount requested. Actual compensation paid to Executive Management in fiscal year 2023 was $39.5 million (includes grant date fair value of fiscal year 2023 equity grants). For a description of the compensation paid, granted or promised to named executive officers in fiscal year 2023, please refer to the CD&A beginning on page 51. We anticipate fiscal year 2024 compensation to range between $38.2 million and $44.0 million (includes grant date fair value of fiscal year 2024 equity grants). Actual fiscal year 2024 level is dependent on our performance pursuant to our Annual Incentive Plan as described in the CD&A on pages 56 - 59. For fiscal year 2024, amounts paid to members of Executive Management have been or will be awarded under the same or substantially similar executive compensation programs and under substantially the same terms as those in effect in fiscal year 2023. For a description of the base salary adjustments and fiscal year 2024 long term equity awards granted to our current named executive officers, please refer to the CD&A beginning on page 51. The fiscal year 2024 annual incentive program has likewise been designed with terms and conditions substantially similar to the fiscal year 2023 program, with performance goals for fiscal year 2024 adjusted to reflect our fiscal year 2024 financial plan and strategic objectives. We expect to make fiscal year 2025 compensation awards in the same or substantially similar manner, utilizing our current executive compensation programs and setting performance goals to reflect our fiscal year 2025 financial plan and the strategic needs of the Company for fiscal year 2025.

Consistent with past practice, we expect the total compensation paid to members of Executive Management for fiscal year 2025 to be adjusted for base salary increases and reflective of Company performance. Assuming current projections for fiscal year 2025 and no unforeseen circumstances occurring, we expect that the total compensation paid to members of Executive Management for fiscal year 2025 will be in line with meeting targeted Company performance objectives. Nonetheless, we request that our shareholders approve the maximum aggregate amount of $61.2 million to assure that the board and management have the flexibility to award superior performance across all business units in fiscal year 2025 and/or to respond to unforeseen circumstances that may arise in fiscal year 2025.

Vote Requirement to Approve Agenda Item

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required to approve Agenda Item No. 10.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 10

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AGENDA ITEM NO. 11—BINDING VOTE TO APPROVE FISCAL YEAR 2025

MAXIMUM AGGREGATE COMPENSATION AMOUNT FOR THE BOARD OF DIRECTORS

Motion Proposed by the Board of Directors

Our Board of Directors proposes that shareholders approve $3.8 million as the maximum aggregate compensation that can be paid to the Board of Directors in fiscal year 2025.

Explanation

As required by the Swiss Federal Ordinance Against Excessive Compensation, the proposal described in this Agenda Item No. 11 gives shareholders the opportunity to approve, on a binding basis, the maximum aggregate amount of compensation that can be paid, granted or promised to the members of the Board of Directors for our fiscal year ending September 26, 2025 (“fiscal year 2025”). For purposes of this proposal, the Board of Directors refers only to the outside directors.

The general principles of the Company’s compensation program for the Board of Directors are described in article 25 of our Articles of Association. A more detailed description of our compensation programs currently in effect for the Board of Directors and the actual amounts paid to each member of the Board for fiscal year 2023 are described in Compensation of Non-Employee Directors which begins on page 81. The current program consists of (i) cash retainer amounts, (ii) equity retainer amounts, awarded in the form of Company common shares, and (iii) other miscellaneous benefits. Basic retainer fees for Board members are the same, but additional retainer fees are paid to the Non-Executive Chairman, Lead Independent Director, committee chairs, members of the Audit Committee and member of the Science Advisory Board.

For fiscal year 2025, we ask that shareholders approve $3.8 million as the maximum aggregate compensation that can be paid, granted or promised to the Board of Directors. Our shareholders should understand that this amount is the maximum amount that the Company can pay, grant or promise to its Board of Directors in fiscal year 2025 and has been calculated based on the fiscal year 2024 Board compensation structure with an additional reserve to provide flexibility to make appropriate fee increases in fiscal year 2025 in light of competitive market practices. For a description of the Board fees please refer to pages 81 - 82.

The table below first shows the aggregate compensation paid to the Board of Directors in fiscal year 2023 and the approved maximum aggregate compensation for fiscal year 2024. The table also shows our requests for maximum compensation levels for fiscal year 2025. It should be noted that the actual compensation for fiscal year 2023 included 9 full year and 2 partial year directors. Approved compensation for fiscal 2024 included 10 full year directors. The request for fiscal year 2025 covers the 9 full year non-employee directors who are nominated for election at our 2024 Annual General Meeting and additional compensation for one additional partial year director to be appointed in the future.

	Fiscal Year 2023	Fiscal Year 2023	Fiscal Year 2024	Fiscal Year 2025
	Approved $ million	Actual $ million	Approved $ million	Requested $ million
	(10 full year	(9 full + 2 partial	(10 full year	(9 full + 1 partial year
	Directors)	year Directors)(1)	Directors)	Directors)
Total Compensation	$4.0	$3.6	$4.1	$3.8
(1)	Values include grant date fair value of equity using the Company’s closing stock price on the date of grant. See pages 81 - 82 of Compensation of Non-Employee Directors for information.

We request that our shareholders approve the maximum aggregate amount of $3.8 million to allow the Company to have sufficient flexibility to implement any fee adjustments and/or to respond to unforeseen circumstances that may arise in fiscal year 2025.

Vote Requirement to Approve Agenda Item

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required to approve Agenda Item No. 11.

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RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 11

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AGENDA ITEM NO. 12—CARRYFORWARD OF UNAPPROPRIATED ACCUMULATED

EARNINGS AT SEPTEMBER 29, 2023

Motion Proposed by the Board of Directors

Our Board of Directors proposes that shareholders approve that our unappropriated accumulated earnings of CHF 667 million at September 29, 2023 be carried forward in available earnings.

Background

Under Swiss law, the appropriation of available earnings as set forth in our Swiss statutory financial statements must be submitted to shareholders for approval at each Annual General Meeting. At September 29, 2023, our balance sheet in our Swiss statutory financial statements reflected unappropriated accumulated earnings of CHF 667 million.

Vote Requirement to Approve Agenda Item

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 12.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 12

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AGENDA ITEM NO. 13—DECLARATION OF DIVIDEND

Motion Proposed by the Board of Directors

Our Board of Directors proposes (based on resolutions adopted on December 12, 2023) that shareholders resolve to make a dividend payment in the amount of $2.60 per issued share out of reserves from capital contributions in our Swiss statutory accounts on the dates designated below in four equal quarterly installments of $0.65 each to shareholders of record on the dates designated below, starting with the third fiscal quarter of 2024 and ending in the second fiscal quarter of 2025.

Explanation

The Board of Directors proposes that the company pay an ordinary cash dividend in the amount of $2.60 per share out of reserves from capital contributions in our Swiss statutory accounts. Subject to the cap described below, payment of the dividend will be made in four equal quarterly installments of $0.65, with the first installment to be paid on June 7, 2024 to shareholders of record at the close of business on May 24, 2024, the second installment to be paid on September 6, 2024 to shareholders of record at the close of business on August 23, 2024, the third installment to be paid on December 6, 2024 to shareholders of record at the close of business on November 22, 2024, and the fourth installment to be paid on March 7, 2025 to shareholders of record at the close of business on February 21, 2025. Dividend payments will be made with respect to our outstanding share capital on the record date for the applicable dividend payment. The reduction to our reserves from capital contributions in our Swiss statutory accounts, which is required to be made in Swiss francs, will be determined based on the aggregate amount of the dividend and will be calculated based on the USD/CHF exchange rate in effect on the date of the Annual General Meeting as published on the website of the Swiss National Bank.

If the proposal is approved, the U.S. dollar amount of the dividend will be capped at an amount such that the aggregate reduction to our reserves from capital contributions will not exceed CHF [ ● ] (or approximately $[●] per share based on the USD/CHF exchange rate of CHF 0.[●] per US $1.00 in effect on January 4, 2024). To the extent that a dividend payment would exceed the cap, the U.S. dollar per share amount of the current or future dividends will be reduced on a pro rata basis so that the aggregate amount of all dividends paid does not exceed the cap. If the cap were reached, no further installment payments could then be made. In addition, the aggregate reduction in reserves from capital contributions will be increased for any shares issued, and decreased for any shares acquired, after the Annual General Meeting and before the record date for the applicable dividend installment payment.

Our statutory auditor, Deloitte AG, must confirm that the dividend proposal conforms with the requirements of the Swiss Code and our Articles of Association. The auditor's report will be available at the meeting.

Text of the Shareholder Resolution

IT IS RESOLVED, that a dividend of $2.60 per share payable from reserves from capital contributions shall be distributed to the shareholders out of the reserves of TE Connectivity Ltd., to be paid to the shareholders in four equal quarterly installments of $0.65, (1) on June 7, 2024 to the shareholders of record on May 24, 2024, (2) on September 6, 2024 to the shareholders of record on August 23, 2024, (3) on December 6, 2024 to the shareholders of record on November 22, 2024, and (4) on March 7, 2025 to the shareholders of record on February 21, 2025; the U.S. dollar amount of the dividend will be capped at an amount such that the aggregate reduction to our reserves from capital contributions will not exceed CHF [●], so that to the extent that a dividend payment would exceed the cap, the U.S. dollar per share amount of the current or future dividends will be reduced on a pro rata basis so that the aggregate amount of all dividends paid does not exceed the cap.

2024 Annual General Meeting Proxy Statement	103

Vote Requirement to Approve Agenda Item

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 13.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 13

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AGENDA ITEM NO. 14— RENEWAL OF CAPITAL BAND

Motion Proposed by the Board of Directors

Our Board of Directors proposes that its authority to increase the ordinary share capital registered in the commercial register to a maximum of 120% and/or reduce it to a minimum of 80% of the existing share capital of the Company (the "Capital Band") be reapproved and extended for an additional period ending one year after the date of the Annual General Meeting (March 13, 2025, assuming no postponement or adjournment of the Annual General Meeting), by the shareholders' approval of an amendment to article 5, paragraph 1 of our articles of association. This proposed amendment to article 5, paragraph 1 of our articles of association is set forth below under "Text of Shareholder Resolution."

Explanation

Until recently, Swiss law provided for the option to create authorized share capital that could be issued by the board of directors, but this authorization was limited to authorized share capital up to 50% of the existing registered shares with the authorization valid for a maximum of two years. As part of the Swiss corporate law reform, as of January 1, 2023, the concept of authorized share capital was replaced by a capital band. Under a capital band, the articles of association may authorize the board of directors for a maximum period of five years to increase the ordinary share capital registered in the commercial register to a maximum of 150% and/or reduce it to a minimum of 50% of the share capital. The shareholders of the Company approved the Capital Band at the 2023 Annual General Meeting for a period of one year.

The Board of Directors believes it is advisable and in the best interests of the Company for the shareholders to amend the Articles of Association in order to renew the authorization of the board of directors for a maximum period of one year to increase the ordinary share capital registered in the commercial register to a maximum of 120% and/or reduce it to a minimum of 80% of the existing share capital of the Company.

If this Agenda Item is approved, we would nevertheless seek shareholder approval for share issuances to the extent required under NYSE rules. Under current NYSE rules, shareholder approval is generally required, with certain enumerated exceptions, to issue common shares or securities convertible into or exercisable for common shares in one or a series of related transactions if such common shares represent 20% or more of the voting power or outstanding common shares of the company. NYSE rules also require shareholder approval for an issuance of shares that would result in a change of control of the company, as well as for share issuances in connection with certain benefit plans or related party transactions.

Text of Shareholder Resolution

IT IS RESOLVED, that the meeting of shareholders approves the amendment of article 5 of the articles of association of TE Connectivity Ltd. as follows:

Previous version	Proposed new version
Art. 5 Capital Band	Art. 5 Capital Band

[1]The Board of Directors is authorized any time until March 15, 2024 to increase and/or reduce the share capital once or several times within the upper limit of CHF 220,569,672.09, corresponding to 386,964,337 registered shares with a par value of CHF 0.57 each, and the lower limit of CHF 147,046,448.25, corresponding to 257,976,225 registered shares with a par value of CHF 0.57 each.

[1]The Board of Directors is authorized any time until March 13, 2025 to increase and/or reduce the share capital once or several times within the upper limit of CHF CHF 220,569,672.09, corresponding to 386,964,337 registered shares with a par value of CHF 0.57 each, and the lower limit of CHF 147,046,448.25, corresponding to 257,976,225 registered shares with a par value of CHF 0.57 each.

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Vote Requirement to Approve Agenda Item

The affirmative vote of two-thirds of the share votes represented and the absolute majority of the par value of the represented shares with voting rights that are represented at the Annual General Meeting, whether in person or by proxy, is required for approval of Agenda Item No. 14.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 14

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AGENDA ITEM NO. 15— APPROVAL OF REDUCTION OF SHARE CAPITAL FOR

SHARES ACQUIRED UNDER OUR SHARE REPURCHASE PROGRAM

Motion Proposed by the Board of Directors

Our Board of Directors proposes that 5,895,500 shares purchased under our share repurchase program by TE Connectivity Ltd. during the period beginning October 1, 2022 and ending September 29, 2023 be cancelled and that, as a result, shareholders approve amendments to our Articles of Association to effect the share capital reduction by CHF 3,360,435.00 to CHF 180,447,625.17. The proposed amendments to article 4, paragraph 1, article 5 paragraph 1, and article 6, paragraph 1 of our Articles of Association are set forth below under "Text of Shareholder Resolution."

Explanation

The Board of Directors believes it is advisable and in the best interests of the company to cancel shares purchased by TE Connectivity Ltd. under our share repurchase program during fiscal 2023 and accordingly effect the reduction of the share capital of the company by approval of the proposed amendments to the Articles of Association.

PricewaterhouseCoopers AG, Zürich, Switzerland, the company's special auditor, will deliver a report confirming that the receivables of the creditors of TE Connectivity will be fully covered after giving effect to the share capital reduction in accordance with article 653m, paragraph 1 of the Swiss Code. If the report of the special auditor is already available at the Annual General Meeting, the Board of Directors will inform at the meeting about the result of the report.

In order to accomplish a capital reduction by cancellation of shares, the Board of Directors has to inform the creditors with a publication in the Swiss Official Gazette of Commerce (SHAB) that they may demand security by registering their claims within 30 days of publication in the SHAB. The Board of Directors intends to publish the notice to the creditors prior to the Annual General Meeting.

If approved by shareholders and all further requirements for the capital reduction set forth in the Swiss Code are fulfilled, the Board of Directors will amend the Articles of Association to reflect the capital reduction. Depending on the timing of the publication of the notice to the creditors, we expect that the share capital reduction will be accomplished during the course of March 2024.

Text of Shareholder Resolution

IT IS RESOLVED, that, in accordance with article 653n of the Swiss Code:

1. the registered share capital of TE Connectivity Ltd. in the aggregate amount of Swiss francs ("CHF") 183,808,060.17 shall be reduced by the amount of CHF 3,360,435.00 to CHF 180,447,625.17 by cancelling 5,895,500 registered shares which will reduce the position "own shares held in treasury" in the shareholders' equity by the cost of the cancelled shares;

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2. the Articles of Association of TE Connectivity Ltd. shall be adapted by the Board of Directors as follows:

Previous version*	Proposed new version
Art. 4 Share Capital	Art. 4 Share Capital

[1] The Company’s share capital is CHF 183,808,060.17. It is divided into 322,470,281 registered shares with a par value of CHF 0.57 each.

Art. 5
Capital Band

[1] The Board of Directors is authorized any time until March 13, 2025 to increase and/or reduce the share capital once or several times within the upper limit of CHF CHF 220,569,672.09, corresponding to 386,964,337 registered shares with a par value of CHF 0.57 each, and the lower limit of CHF 147,046,448.25, corresponding to 257,976,225 registered shares with a par value of CHF 0.57 each.

[1] The Company’s share capital is CHF 180,447,625.17. It is divided into 316,574,781 registered shares with a par value of CHF 0.57 each.

Art. 5
Capital Band

[1] The Board of Directors is authorized any time until March 13, 2025 to increase and/or reduce the share capital once or several times within the upper limit of CHF 216,537,150.09, corresponding to 379,889,737 registered shares with a par value of CHF 0.57 each, and the lower limit of CHF 144,358,100.25, corresponding to 253,259,825 registered shares with a par value of CHF 0.57 each.

Art. 6 Conditional Share Capital	Art. 6 Conditional Share Capital

[1] The share capital of the Company shall be increased by an amount not exceeding CHF 91,904,029.80 through the issue of a maximum of 161,235,140 registered shares, payable in full, with a par value of CHF 0.57 each [rest of paragraph unchanged]

[1] The share capital of the Company shall be increased by an amount not exceeding CHF 90,223,812.30 through the issue of a maximum of 158,287,390 registered shares, payable in full, with a par value of CHF 0.57 each [rest of paragraph unchanged]

*assumes amendments to Article 5 of our Articles of Association as set forth in Agenda Item No. 14 (Renewal of Capital Band) are approved by shareholders

Vote Requirement to Approve Agenda Item

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 15.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 15

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AGENDA ITEM NO. 16—AMENDMENTS TO ARTICLES OF ASSOCIATION RELATING TO SWISS CORPORATE LAW REFORM

General Explanation

In June 2020 Swiss Parliament enacted updates to the laws governing Swiss corporations that are contained in the Swiss Code of Obligations (such updates, the "Swiss Corporate Law Reform"). Following an implementation process, Swiss companies must adapt their articles of association to reflect the Corporate Law Reform by the end of 2024. Accordingly, our Board is submitting for shareholder approval revisions to TE Connectivity’s Articles of Association that implement the requirements of the Corporate Law Reform and align our Articles of Association with the new rules. The proposed amendments are set forth below under Agenda Items 16.1 to 16.3, which will be voted on separately.

In order to help our shareholders understand these changes, we have created a summary of the main provisions of these amendments for each Agenda Item in the charts below. Because this is just a summary of the relevant provisions, please refer to Appendix A-1 to A-3 for the full text of the proposed amendments before voting.

AGENDA ITEM NO. 16.1—AMENDMENTS TO ARTICLES OF ASSOCIATION RELATING TO THE GENERAL MEETING AND SHAREHOLDERS MATTERS

Motion Proposed by the Board of Directors

        Our Board of Directors is asking shareholders to approve amendments to the Articles of Association as set out on Appendix A-1 in connection with the General Meeting and Shareholders Rights.

Article Amendment	Explanation

Authority of the General Meeting and Supermajority Voting (Article 10 paragraph 1 and Article 18 paragraph 1)

Amendments provide the following additional authorities to shareholders as required by the Corporate Law Reform:

●
approval of the report on non-financial matters of the Company (note: this refers to a report on ESG that will be required pursuant to Swiss law);
●
non-binding vote on the Swiss compensation report if variable compensation of the Board of Directors or Executive Management is voted on in advance (note: this is the Swiss specific requirement and not related to the United States Securities and Exchange Commission “Say on Pay” vote);
●
shareholders have the authority to approve any repayment of the statutory capital reserve and an interim dividend and related interim financial statements; and
●
approval of the delisting of the Company’s shares.

Amendments also broaden the list of matters that require a two-thirds shareholder vote as mandated by the Corporate Law Reform, including: introducing conditional capital or a capital band; conversion of participation certificates into shares; the consolidation of shares; changing share capital currency; introducing a casting vote of the Chairman of the General Meeting; delisting the Company’s shares; introducing an article on holding shareholder meetings abroad; introducing an arbitration clause in the Articles of Association; dissolving the Company; and other clarifying amendments.

Meetings of Shareholders and Notice (Article 11 paragraphs 1,

Amendments relating to the conduct and notice of the general meeting provide for:

●
clarification that ordinary or extraordinary meetings of shareholders may be held within or outside Switzerland;
●
reduction in the threshold for shareholders to call an extraordinary general meeting from 10% of share capital to 5% as required by the Corporate Law Reform;
●
the right under Swiss law for qualified record shareholder proponents to include a short explanation of their proposal in the general meeting invitation, subject to the explanation being, in the Company’s reasonable discretion, clear, concise and not misleading; and
●
clarifying that the annual report, financial statements (including the audit reports thereon) and Swiss compensation report to shareholders may be made available to shareholders by posting them electronically (e.g., on the Company’s website) rather than making them available for physical inspection at the Company’s registered office.

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2 and 3 and Article 13 paragraphs 2 and 3)

Shareholders Voting Rights and Resolutions and Elections at Meetings of Shareholders (Article 16 paragraph 2 and Article 17 paragraphs 3 - 5)

Amendments that provide for the following:

●
Clarification relating to shareholders providing voting instructions via electronic means; and
●
Clarifications relating to the voting process at shareholder meetings.

Vote Requirement to Approve Agenda Item No. 16.1

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of the Agenda Item No. 16.1

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of the Agenda Item No. 16.1

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AGENDA ITEM NO. 16.2—AMENDMENTS TO ARTICLES OF ASSOCIATION RELATING TO HYBRID AND VIRTUAL GENERAL MEETINGS OF SHAREHOLDERS

Motion Proposed by the Board of Directors

        Our Board of Directors is asking shareholders to approve amendments to the Articles of Association as set out on Appendix A-2 in connection with the electronic participation in general meetings of shareholders.

Article Amendment	Explanation

Meetings of Shareholders (Article 11 paragraphs 4 - 8)

Amendments relating to the conduct of the general meeting provide for meetings may be held by electronic means in hybrid format or entirely virtually:

●
On the one hand, shareholders who are not present at the physical location of the general meeting may exercise their rights electronically (“hybrid general meeting”).
●
On the other hand, a general meeting can be held without a physical location – i.e., exclusively by electronic means – (“virtual general meeting”).

Swiss law sets forth specific rules for holding general meetings with electronic participation. The Board of Directors must ensure that (a) all participants are able to ask questions, submit motions, and participate in the discussion, (b) votes are transferred immediately at the general meeting, (c) the identity of the participating shareholders has been established, and (d) the result of the vote cannot be falsified or tampered with. This ensures that shareholders have the same rights regardless of how the general meeting is held (physical, hybrid, or virtual).

In the case of a hybrid or virtual general meeting, shareholders will, as described above, have the same rights as in the case of a general meeting with the shareholders physically present and will, in particular, have the ability to ask live questions or propose countermotions.

Vote Requirement to Approve Agenda Item No. 16.2

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of the Agenda Item No. 16.2

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of the Agenda Item No. 16.2

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AGENDA ITEM NO. 16.3—AMENDMENTS TO ARTICLES OF ASSOCIATION RELATING TO THE BOARD OF DIRECTORS, COMPENSATION, AND MANDATES

Motion Proposed by the Board of Directors

        Our Board of Directors is asking shareholders to approve amendments to the Articles of Association as set out on Appendix A-3 in connection with the specific powers of the Board of Directors, compensation, mandates and agreements.

Article Amendment	Explanation

Board Duties (Article 23 paragraph 1) Permitted Additional Activities for Board and Executive Management (Article 26a paragraph 3)

Amendments update the non-transferable and inalienable duties of the Board under Swiss law, which are expanded to include:

●
preparation of the report on non-financial matters (i.e., the ESG report) and other reports subject to mandatory approval by the Board under Swiss law;
●
file a motion for debt-restructuring moratoria and inform the court in the event of over-indebtedness; and
●
implement changes in share capital to the extent they are within the powers of the Board.

Amendments also update the provision restricting the number of additional mandates (i.e. organizational affiliations) outside of TE Connectivity for members of the Board and the Executive Management. Under the Corporate Law Reform, only undertakings with an economic purpose (as determined under Swiss law) are within the scope of the restriction of additional mandates. Therefore, the restriction on serving on a specific number of non-profit organizations is eliminated. Mandate maximums for public and private companies, as well as any other organization that has an economic purpose, remain unchanged.

Compensation of the Board of Directors and Executive Management (Article 25 paragraph 12) Agreements with Executive Management and the Board of Directors (Article 26b paragraph 4)

Amendments related to revised compensation requirements under the Corporate Law Reform that:

●
eliminate the Board’s ability to pay compensation above the maximum amount approved by shareholders to a current member of TE Connectivity’s Executive Management promoted within the executive management function; the Board retains such ability only with respect to new members joining TE Connectivity’s Executive Management; and
●
provide that compensated non-competition agreements with Executive Management shall not exceed the average annual compensation for the executive for the past three years in accordance with Swiss law.

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Vote Requirement to Approve Agenda Item No. 16.3

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of the Agenda Item No. 16.3

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of the Agenda Item No. 16.3

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AGENDA ITEM NO. 17—AUTHORIZATION RELATING TO SHARE REPURCHASE PROGRAM

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that the shareholders authorize TE Connectivity Ltd., according to its own discretion, to purchase under its share repurchase program shares of TE Connectivity Ltd. having an aggregate purchase price to the company of up to USD 1,500,000,000 for the purpose that the shares bought back under this authorization by TE Connectivity Ltd. may be held for cancellation and, if so held and cancelled, will not be subject to the 10% limitation for the aggregate par value of TE Connectivity Ltd. shares owned by the company and its subsidiaries under article 659 of the Swiss Code. The company intends to cancel and reduce share capital (amendment to the articles of association) with respect to any shares purchased by TE Connectivity Ltd. under this authorization, including shares purchased through the fiscal quarter ending September 27, 2024. The company intends to execute such cancellation and share capital reduction by either approval by the Board of Directors under the company’s capital band, if any, or by submitting for approval to shareholders at the 2025 annual general meeting of shareholders or at another meeting of shareholders (to the extent such shares are not previously cancelled). If any portion of the authorization remains outstanding after the above procedures, the company could follow the procedures in subsequent periods to cancel shares purchased by TE Connectivity Ltd. under the authorization.

Explanation

By obtaining shareholders' approval of the share repurchase program authorization described above, as permitted under Swiss law, the company and its subsidiaries may purchase shares of TE Connectivity Ltd. that could exceed the 10% limitation for shares owned by the company and its subsidiaries set forth in the Swiss Code. In December 2023, the Board of Directors approved an additional USD 1,500,000,000 authorization under the company's share repurchase program which may be used by the company to repurchase shares up to the authorized amount in future periods. Shares bought back by any subsidiary of the company under the Board's authorization would not be submitted to shareholders for cancellation, although such shares, when aggregated with shares bought back by TE Connectivity Ltd., would not exceed the aggregate authorization approved by our Board of Directors. The two-step procedure described above, with the shareholders voting on the share repurchase program authorization at this Annual General Meeting, and deciding on the definitive cancellation of shares at a subsequent general meeting or the Board of Directors cancelling such shares under the capital band, has the advantage that, by obtaining shareholders' approval for the future cancellation of a maximum number of shares, as permitted under Swiss law, these shares may no longer fall within the statutory limit of the Swiss Code. This procedure thereby provides the company with greater flexibility for the company's capital management and return of value to shareholders.

Text of Shareholder Resolution

IT IS RESOLVED, that: (1) the meeting of shareholders authorizes TE Connectivity Ltd. to purchase under its share repurchase program shares of TE Connectivity Ltd. having an aggregate purchase price to the company of up to USD 1,500,000,000 for the purpose that the shares bought back by TE Connectivity Ltd. under this authorization may be held for cancellation and, if so held and cancelled, will not be subject to the 10% limitation for the aggregate par value of TE Connectivity Ltd. shares owned by the company and its subsidiaries under article 659 of the Swiss Code of Obligations, (2) the legal reserves for treasury shares (if and to the extent required under the applicable law) may be created by reclassifying unappropriated accumulated earnings, and (3) the amendment of the articles of association of TE Connectivity Ltd. (reduction of share capital in respect of the actual number of shares so held for cancellation) shall be either approved by the Board of Directors under the company’s capital band or submitted for approval to the annual general meeting of shareholders held in 2025 and, if necessary, the annual general meeting of shareholders held in future years, provided that the submission of repurchased shares for cancellation may be made at any extraordinary general meeting of shareholders held from time to time.

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Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 17.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 17.

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AGENDA ITEM NO. 18—APPROVAL OF THE TE CONNECTIVITY LTD. 2024 STOCK AND INCENTIVE PLAN

The Board of Directors is requesting that shareholders approve the TE Connectivity Ltd. 2024 Stock and Incentive Plan (the “SIP” or “Plan”). On December 12, 2023, the Board of Directors, upon the recommendation of the Management Development and Compensation Committee, adopted the Plan, which is attached as Appendix B to this proxy statement, subject to shareholder approval at the 2024 Annual General Meeting of Shareholders. In addition, approval of the Plan is intended to constitute approval of the material terms of the performance goals under the Plan for the purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) as in effect prior to its amendment by the Tax Cuts and Jobs Act of 2017 (“Section 162(m)”), and awards granted in accordance with certain transitional rules thereunder.

Background; Reasons for the Proposal

If approved by shareholders, the 2024 Stock and Incentive Plan will replace our 2007 Stock and Incentive Plan (as amended and restated) as the source of awards granted after our Annual General Meeting of Shareholders, and no further awards will be granted under the 2007 Stock and Incentive Plan. As of January 4, 2024, and after application of the 2007 Stock and Incentive Plan fungible share counting provisions, there were shares available for up to [ ● ] future full value awards, including RSU and PSU awards, under the 2007 Stock and Incentive Plan (in the absence of the application of such fungible share counting provision, there were [ ● ] shares available for future appreciation awards). The table below presents information about the number of shares that were subject to various outstanding equity awards under the 2007 Stock and Incentive Plan, as of January 4, 2024.

Shares Subject to Outstanding Full Value Awards (1)	[ ● ]
Shares Subject to Outstanding Appreciation Awards	[ ● ]
Weighted-Average Exercise Price of Appreciation Awards	$[ ● ]
Weighted-Average Remaining Term of Appreciation Awards	[ ● ]years
Total Number of Shares of Common Stock Outstanding	[ ● ]

(1)	Full value awards include outstanding (i) time-based restricted stock units and (ii) performance-based restricted stock units, which are shown assuming vesting at the “target” performance levels. If performance-based awards vest at the “maximum” performance level of 200% of target, the number of shares subject to outstanding full value awards as of January 4, 2024 under the 2007 Stock and Incentive Plan would be [ ● ]. All outstanding performance-based restricted stock units are unearned.

If the 2024 Stock and Incentive Plan is approved, the remaining shares available under the 2007 Stock and Incentive Plan would be cancelled and no longer available for future issuance, and the maximum number of shares of our common stock that may be issued under the Plan will be (a) 20,000,000 shares, less (b) the number of shares subject to awards granted under the 2007 Stock and Incentive Plan between January 4, 2024 and the date the Plan is approved by shareholders.

Management and the Board have determined that, given current annual grant practices and the current market value of the company’s shares, the company needs to seek shareholder approval of the Plan and to increase the authorized number of shares available under our equity plan at this Annual General Meeting. We are a global company that operates in all of the major markets in the world. As such, we recruit and compete for talent on a global basis. We believe that in order to successfully compete with our peer companies for top talent, we need to provide our employees with competitive compensation consisting of both short- and long-term cash and equity incentives, consistent with the practices of our peers. The Board and management believe that the issuance of equity incentive awards promotes the growth and success of our

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business by aligning the interests of employees with those of our shareholders, and provides our employees an opportunity to participate in our growth and financial success.

In determining the number of shares to allocate to the Plan, Management and the Board analyzed various metrics, including the “burn rate” at which we have granted equity awards in the past, our prospective equity compensation requirements and the potential dilutive impact of the proposed share reserve under the Plan.

Management and the Board expect that the proposed number of authorized shares will be sufficient to permit awards to be made under the Plan in the next five or more years in light of our current share utilization rate, forfeiture rates, stock performance and the remaining shares available from the prior authorizations. In other words, if the request for additional shares is approved, we expect to have enough shares to make competitive equity awards for at least the next five fiscal years. However, the amount of shares granted under awards in the past is not necessarily indicative of the amount that may be granted in the future. The amount of future grants is not currently known and will depend on various factors that cannot be predicted, including but not limited to the market price of our common stock on the future dates of grant, the volatility of the stock, the growth of our employee population, and prevailing market conditions.

Prior to the enactment of the Tax Cuts and Jobs Act of 2017, Section 162(m) generally limited the tax deduction available to a public company for annual compensation paid to certain executive officers in excess of $1 million, unless the compensation qualified as “performance-based” compensation or was otherwise exempt from Section 162(m). For our tax years starting on or after September 29, 2018, the exemption for performance-based compensation under Section 162(m) was repealed under the Tax Cuts and Jobs Act of 2017, meaning that all compensation paid to certain executive officers in excess of $1 million will not be deductible, unless the compensation qualifies for transition relief available to certain arrangements that were in place on November 2, 2017. To the extent that such transitional relief is available, in order for awards granted under the Plan to qualify as performance-based compensation, we are required to obtain shareholder approval of the material terms of the performance goals under which such compensation is to be paid at least once every five years. Accordingly, we are seeking shareholder approval of the Plan at the Annual General Meeting so that we may be eligible to grant tax-deductible qualified performance-based compensation to those executive officers for whom transitional relief may continue to be available under arrangements that were in place on November 2, 2017. However, there can be no guarantee that awards granted under the Plan that may be intended as eligible for treatment as qualified performance-based compensation under Section 162(m) will receive such treatment. Accordingly, by approving the Plan, the shareholders will be approving, among other things: (i) the eligibility requirements for participation in the Plan; (ii) the performance criteria upon which certain awards may be based; (iii) the maximum numbers of shares subject to stock options, stock appreciation rights, performance-based restricted stock and performance-based restricted stock units that may be granted to an employee in any year; and (iv) the maximum dollar value that an employee may receive for any performance cycle under a performance award that is valued other than by reference to shares, as discussed in more detail below.

If approved, the Plan will be effective as of the date of the Annual General Meeting. If the TE Connectivity shareholders do not approve the Plan, the terms, conditions and current share reserve of the 2007 Stock and Incentive Plan will continue in effect.

Key Governance Terms and Practices under the Plan

The Plan allows us to grant cash and equity-based incentive awards to employees and consultants of the Company and its subsidiaries and to members of the Company's Board of Directors. Some of the key features of the Plan that reflect our commitment to effective management of incentive compensation are as follows:

●	Minimum Vesting Requirements. The Plan mandates a minimum one-year vesting period for generally all stock-settled awards granted under the Plan (other than substitute awards, awards granted in lieu of cash compensation otherwise due, and certain awards to directors that vest after 50

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weeks), except with respect to 5% of the number of shares available for grant as of the Plan's effective date.
●	No Liberal Share Recycling. Shares will not be added back to the available pool of shares authorized under the Plan when shares are (i) tendered or withheld in payment of the exercise, base or purchase price relating to an award, (ii) tendered or withheld to satisfy any taxes or tax withholding obligations with respect to an award, (iii) not issued or delivered as a result of the net settlement of an outstanding stock option or stock appreciation right, as applicable, or (iv) purchased on the open market by the Company with cash proceeds received from the exercise of stock options.
●	Limitation on Payment of Dividends or Equivalents. The Plan prohibits the payment of dividends or dividend equivalents in any form prior to the vesting of any award.
●	No Repricing or Replacement of Options or Stock Appreciation Rights. The Plan prohibits, without shareholder approval, the amendment of stock options or stock appreciation rights to reduce the exercise price or the replacement of stock options or stock appreciation rights with awards with a lower exercise price, or with cash or any other award when the price per share of the options or stock appreciation rights, as applicable, exceeds the fair market value of the underlying shares.
●	No Discounted Options or Stock Appreciation Rights. Stock options and stock appreciation rights granted under the Plan must generally have a per share exercise price that is not less than the fair market value of our shares of common stock on the date the award is granted.
●	No Reload Awards. The Plan does not provide for “reload” grants of additional awards upon exercise of a stock option or stock appreciation right.
●	No “Evergreen” Provision. The Plan provides for a fixed number of shares available for grant and does not provide for any automatic increase of available shares for future issuances.
●	“Clawback” of Awards. All awards are subject to clawback and forfeiture to the extent required by applicable law, including in accordance with the Company’s clawback policies, and awards may also be subject to clawback in the case of a participant's termination of employment for cause.

Material Terms of the Plan

A summary of the material features of the Plan is set forth below. This summary is qualified in its entirety by reference to the complete text of the Plan, which is attached as Appendix B to this proxy statement.

Purpose. The Plan is intended to make available incentives that aid us to attract, recruit and retain directors, employees and consultants, by providing performance-related incentives and an opportunity to participate in the Company’s growth and financial success, and to align the financial interests of directors and employees with that of our other shareholders.

Plan Administration. The Plan is administered by the Management Development and Compensation Committee (the “Committee”). The Committee, or to the extent required by applicable law, the Board of Directors, has broad discretion and authority under the Plan to:

•	interpret and administer the Plan;
•	select employees to receive awards, determine the form of an award, the number of common shares subject to an award and the terms and conditions of each award;
•

waive or amend any terms, conditions, restrictions, vesting requirements, or limitations on an award, except that the Plan’s prohibition on the repricing of stock options and stock appreciation rights cannot be waived; and

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•	delegate its duties and appoint agents to help administer the Plan.

Eligibility. In general, each of our employees, non-employee directors, consultants and grantees of an acquired company is eligible to receive awards under the Plan. As of January 4, 2024, such eligible persons include approximately 85,000 employees and 10 non-employee directors. For fiscal year 2023, approximately 1,225 employees received equity awards in the form of stock options, restricted stock units and/or performance-based restricted stock units under our 2007 Stock and Incentive Plan. Each non-employee director also received an award of fully-vested stock as part of his/her fiscal year 2023 annual retainer. The persons who are eligible to receive performance bonuses pursuant to the SIP are certain employees and non-employee directors designated by the Committee and who are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act. The persons who are eligible to receive long-term performance awards pursuant to the SIP are certain employees designated by the Committee. Subject to annual individual limits set forth in the Plan, the number of future awards that may be granted to any one individual or category of individuals is not presently determinable.

Shares Subject to the Plan. We are requesting that shareholders approve the following number of Shares to be reserved for issuance under the Plan: (a) 20,000,000 shares, less (b) the number of shares subject to awards granted under the 2007 Stock and Incentive Plan between January 4, 2024 and the date the 2024 Stock and Incentive Plan is approved by shareholders, subject to adjustment in accordance with the terms of the Plan. Management and the Board expect that the authorized shares will be sufficient to permit awards to be made under the SIP in the next five years in light of our current share utilization rate, forfeiture rates, stock performance and the remaining shares available from the prior authorizations.

Share Counting. When common shares are issued pursuant to a grant of stock options or stock appreciation rights, the total number of common shares remaining available for grant will be decreased by one per common share issued. However, when common shares are issued pursuant to a grant of restricted stock, restricted stock units, deferred stock units, performance units or as payment of a performance bonus or other stock-based award, the total number of common shares remaining available for grant will be decreased by a margin of 1.8 per common share issued. In determining the number of shares that remain available under the Plan, the following do not count against the Plan’s share limit: (a) shares related to awards paid in cash; (b) shares related to awards that expire, are forfeited or cancelled or terminate for any other reason without issuance of shares; (c) any shares issued in connection with awards that are assumed, converted or substituted as a result of the acquisition of an acquired company by us or a combination of our company with another company; and (d) any shares of restricted stock that are returned to us upon a participant’s termination of employment. However, the following will count against the Plan’s share limit: shares that are (a) tendered by a participant or withheld by TE Connectivity in payment of the exercise, base or purchase price relating to an award; (b) tendered by the participant or withheld by TE Connectivity to satisfy any taxes or tax withholding obligations with respect to an award; (c) not issued or delivered as a result of the net settlement of an outstanding stock option or stock appreciation right, as applicable; or (d) purchased on the open market by the company with cash proceeds received from the exercise of stock options.

Minimum Vesting. Generally the vesting period applicable to awards under the Plan will not be less than one year, except that the Committee may grant up to 5% of the shares authorized for issuance with a vesting period of less than one year under such circumstances as it deems appropriate (the “Minimum Vesting Rule”) and the Minimum Vesting Rule does not apply to substitute awards granted to acquired grantees pursuant to the Plan, awards granted to non-employee directors which vest on the earlier of the first anniversary of the date of grant and the next annual meeting of the Company’s shareholders (which is at least 50 weeks after the immediately preceding year’s annual meeting), awards settled only in cash, or awards granted in lieu of cash compensation otherwise due to the participant.

Stock Options and Stock Appreciation Rights. Stock options awarded under the Plan may be in the form of nonqualified stock options or incentive stock options or a combination of the two. Stock appreciation rights may be awarded either alone or in tandem with stock options. Stock appreciation rights will be paid in cash or common shares or a combination of cash and common shares, as determined by the Committee. Unless determined otherwise by the Committee or as required by law, stock options and stock appreciation rights granted under the Plan are subject to the following terms and conditions:

2024 Annual General Meeting Proxy Statement	119

•	Exercise Price. The Committee will set the exercise price at the time of grant, which will be no less than the fair market value of a common share as of the date of grant.
•

No Repricing. The exercise price of a stock option may not be decreased after the date of grant, other than in connection with permitted Plan adjustments, nor may underwater stock options be cancelled for cash or otherwise be replaced by new stock option grants having a lower exercise price, unless approved by our shareholders.

•

Vesting. Stock options and stock appreciation rights will vest at such time and in the manner as determined at the time of grant by the Committee, subject to the Minimum Vesting Rule. Unless otherwise provided in the applicable award certificate, a stock option or stock appreciation right will become vested and exercisable in equal annual installments over a period of four years following the date of grant. Unless otherwise provided in the applicable award certificate, stock options and stock appreciation rights (i) will immediately vest in full upon the death or disability of a participant, or upon a change in control that results in a termination without cause or resignation for good reason and (ii) will continue to vest pursuant to the original vesting schedule upon a participant’s retirement (which, unless otherwise specified in an award certificate, is defined as age 55 and completion of five years of service, provided that the sum of the participant’s age and years of service is 65 or higher).

•

Post-Termination Exercise. Unless the Committee provides otherwise, stock options and stock appreciation rights that have not vested as of the date of a participant’s termination of employment will be forfeited, except in the case of death, disability, change in control termination or retirement, as described above. Subject to the term of the award, any vested stock option or stock appreciation right that has not already been exercised will remain exercisable for a period of three years after termination of employment because of death or disability, or five years in the case of retirement, and any vested stock option or stock appreciation right that has not already been exercised will remain exercisable for a period of 90 days after termination for any other reason except for a termination of employment for cause.

Performance-Based Awards. The Plan provides for performance-based awards in the form of: (1) performance bonuses that may be granted in the form of cash or common shares; and (2) long-term performance awards in the form of performance units that may be paid in cash or shares or performance-based restricted stock units or restricted stock awards that are paid in shares. It is intended that certain performance bonuses and long-term performance awards will qualify as performance-based compensation for purposes of Section 162(m) to the extent that transitional rules thereunder are applicable, although the Committee may also grant performance bonuses and long-term performance awards that are not intended to qualify as performance-based compensation for purposes of Section 162(m). The Committee, in its discretion, will fix the amount, terms and conditions of performance bonuses and long-term performance awards that are intended to be “performance-based” compensation, subject to the following:

•

Performance Cycles. Performance bonuses will be awarded in connection with a 12-month performance cycle (or such shorter or longer period as determined by the Committee) which will be, or will be determined with reference to, the fiscal year of the Company. Long-term performance awards will be awarded in connection with a performance cycle that will not be shorter than 12 months (or such shorter period as determined by the Committee, subject to the Minimum Vesting Rule, as applicable) or longer than five years. The performance bonus amount and the number of shares or units that are earned will be determined by the level of performance attained in relation to the applicable performance measures, as certified by the Committee following completion of the performance period. Unless otherwise determined by the Committee, a participant whose employment terminates prior to the end of a performance cycle due to retirement, death, or disability, or such other event as designated by the Committee may, in the Committee’s discretion, receive a prorated performance bonus. Unless an award certificate provides otherwise, a participant whose employment terminates prior to the end of a performance cycle due to death or disability, or such other event as designated by the Committee may, in the Committee’s discretion, receive a prorated long-term performance award. Unless an award

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certificate provides otherwise, if a participant’s employment terminates due to retirement, the participant’s long-term performance award will continue to vest pursuant to the original vesting schedule and conditions of the award upon a participant’s retirement.

•

Target Awards and Award Criteria. The Committee typically will set a target amount or target number of shares or units for each participant receiving a performance bonus or long-term performance award within 90 days after the start of a performance cycle (or such other time period as required by IRS regulations). At that time, the Committee will also establish criteria for these awards, including the minimum level of performance that must be attained before any performance bonuses and long-term performance award will be paid or vest and the performance bonus amounts and the number of shares or units that will become payable upon attainment of various levels of performance. Financial performance measures may take into account such adjustments as the Committee may specify, which need not be consistent with accounting standards applicable to our financial statements.

●	Dividend Equivalents. In the event of a payment of dividends or distributions on common shares, the Committee may credit stock-based long-term performance awards with dividend equivalents in accordance with terms and conditions established by the Committee. Dividend equivalents will typically be credited in the form of additional share units and will only be paid or delivered upon the vesting and delivery of the underlying long-term performance award.

Restricted Stock, Restricted Stock Units and Deferred Stock Units. Restricted stock, restricted stock units and deferred stock units may be awarded under the Plan to any employee or consultant selected by the Committee. Restricted stock units and deferred stock units may be settled in shares or cash. The Committee has the discretion to fix the terms and conditions applicable to awards of restricted stock, restricted stock units and deferred stock units, subject to the following:

•

Vesting. Unless the award certificate provides otherwise, any restrictions on restricted stock, restricted stock units or deferred stock units will lapse in equal annual installments over a four-year period after the date of grant, subject to the Minimum Vesting Rule.

•

Acceleration of Vesting. Any restrictions on restricted stock, restricted stock units or deferred stock units that have not lapsed or been satisfied on the date of a participant’s termination of employment will continue to vest upon retirement, and will lapse in full upon death, disability or a change in control termination, unless otherwise provided in an award certificate. Upon a termination of employment for any other reason, any unvested restricted stock units, deferred stock units or shares of restricted stock will be forfeited, unless otherwise provided by the Committee.

•

Dividend Equivalents. In the event of a payment of dividends or distributions on common shares, the Committee may credit restricted stock, restricted stock units and deferred stock units with dividend equivalents in accordance with terms and conditions established by the Committee. Dividend equivalents will typically be credited in the form of additional restricted shares or share units and will only be paid or delivered upon the vesting and delivery of the underlying restricted stock, restricted stock unit or deferred stock units award.

Director Awards. The Committee may grant fully vested shares of company stock and/or deferred stock units to each director in such an amount as the Board of Directors, in its discretion, may approve in advance. Each such deferred stock unit will vest as determined by the Committee and will be paid in common shares within 30 days following the director’s termination of Board service. In addition, the Committee may grant stock options, stock appreciation rights and other stock-based awards to directors.

Substitute Awards. The Committee may make awards to grantees of an acquired company through the assumption of, or in substitution for, outstanding stock-based awards previously granted to the grantees. The assumed or substituted awards will be subject to the terms and conditions of the original awards made by the acquired company (which may differ from the Plan terms), with any adjustments that the Committee considers appropriate to give effect to the relevant provisions of any agreement for the acquisition of the acquired company.

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Performance Goals. The SIP provides for performance-based awards in the form of: (1) performance bonuses that may be granted in the form of cash or common shares; and (2) long-term performance awards in the form of performance units that may be paid in cash or shares or performance-based restricted stock units or restricted stock awards that are paid in shares. To the extent that transitional rules under Section 162(m) are applicable, these performance-based awards are generally designed to satisfy the requirements of deductibility under Section 162(m) and are in addition to options or stock appreciation rights which may also qualify as performance-based awards for Section 162(m) purposes. Stock options and stock appreciation rights may be awarded under the SIP with an exercise price at the time of grant of no less than the fair market value of a common share. Accordingly, these options and stock appreciation rights may qualify as performance-based compensation under Section 162(m), to the extent that the transitional rules apply.

In order to meet the requirements for deductibility under Section 162(m), where applicable, the goals must be based on one or more of the following criteria set forth in the SIP, which criteria may be defined on an absolute, relative, growth or other appropriate basis as determined by the Committee and which may be determined at the corporate, business segment and/or business unit level as deemed appropriate by the Committee:

•	Net operating profit after taxes;
•	Net operating profit after taxes, per share;
•	Return on equity or invested capital;
•	Return on assets (including, without limitation, designated assets, net assets employed or net assets);
•	Total shareholder return;
•	Earnings (including, without limitation, pre-tax earnings, retained earnings, earnings before interest and taxes, and earnings before interest, taxes, depreciation and amortization);
•	Earnings per share or book value per share;
•	Net income or operating income;
•	Cash flow (including without limitation, operating cash flow and free cash flow);
•	Free cash flow per share or cash flow return on investment;
•	Revenue (or any component thereof);
•	Revenue growth;
•	Return on sales, sales, sales per dollar of assets, sales per employee;
•	Economic value added;
•	Expenses or reductions in costs or debt; or
•

Achievements relating to asset management, environmental health and/or safety goals, regulatory achievements, recruiting or maintaining key personnel, customer growth, research and development activities, strategic sustainability metrics, mergers, acquisitions, dispositions or similar business transactions, business or operating goals such as market share, business development, productivity, quality and/or customer objectives.

The Committee may adjust the goals for effects of certain events, including: the impairment of tangible or intangible assets; asset write-downs; litigation or claim judgments or settlements; acquisitions or divestitures; gains or losses on the sale of assets; severance, contract termination and other costs relating to

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certain business activities; gains or losses from the disposition of businesses or assets or from the early extinguishment of debt; foreign exchange gains and/or losses; changes in tax law, accounting principles, accounting estimates or other such laws or provisions affecting reported results; the effect of any statements issued by the Financial Accounting Standards Board or its committees; business combinations, reorganizations and/or restructuring programs, including; currency fluctuations; any unusual, infrequent or non-recurring items; and expenses related to goodwill and other intangible assets, stock offerings, stock repurchases and loan loss provisions. In addition, if the Committee determines that events or circumstances render the performance criteria unsuitable, it may modify them or their related levels of achievement as it deems appropriate and equitable (except if doing so would result in the loss of the otherwise available exemption of an award under Section 162(m) of the Code).

Maximum Performance-Based Compensation. The SIP is administered by the Committee, which consists solely of two or more “outside directors” within the meaning of Section 162(m). The Committee has the sole authority to select employees to receive awards, determine the form of an award, the number of common shares subject to an award, and the terms and conditions of each award. However, no employee may be granted more than 6,000,000 shares over any calendar year pursuant to awards of stock options, stock appreciation rights, and performance-based restricted stock and performance-based restricted stock units, except that an incentive award of no more than 10,000,000 shares may be made pursuant to stock options, stock appreciation rights, and performance-based restricted stock and performance-based restricted stock units to any person who has been hired within the calendar year as a covered employee (as defined in Section 162(m)). The maximum amount that may be paid in cash or shares pursuant to performance bonuses or long-term performance awards in the form of performance units to any one employee is $50,000,000 (U.S.) (based on the award level as of the date of grant) for any performance cycle of 12 months. If a performance cycle is longer than 12 months, the maximum amount that may be paid under the SIP will be adjusted proportionately.

Change in Control. If there is a change in control and a participant experiences an involuntary termination of employment (as described in the Plan) within 12 months following such change in control, then all outstanding stock options and stock appreciation rights will become exercisable, all conditions applicable to outstanding restricted stock, restricted stock units and other stock-based awards (other than long-term performance awards) and deferred stock units will be waived, and each participant who has been granted a performance bonus or long-term performance award that is outstanding as of the date of such involuntary termination will be deemed to have achieved a level of performance that would cause all (100%) of the participant’s target amounts to become payable and all restrictions applicable to the participant’s restricted stock units and shares of restricted stock to lapse. The Committee has the authority in the event of a change in control to exercise its discretion in good faith to take such other actions with respect to outstanding awards as are deemed reasonable and appropriate under the circumstances to assure that their value is preserved. Such actions may be taken without the consent of the participant and may include providing for accelerated vesting of awards, cancellation of stock options and stock appreciation rights in exchange for payment based on the fair market value of the underlying shares less the applicable exercise or base price, payout under performance-based awards at target levels, awards that remain outstanding following the change in control to be assumed by the surviving corporation.

Clawback. Any award may provide for cancellation or forfeiture, or the forfeiture and repayment of any gain related to an award, upon such terms and conditions as may be determined by the Committee in accordance with any claw-back or forfeiture policy of TE Connectivity as may be amended from time to time. All awards will be subject to claw-back and forfeiture to the extent required by any applicable law, regulation or stock exchange listing requirement, including any clawback required by the Company’s Incentive Based Compensation Recovery Policy dated October 2, 2023 as may be amended from time to time. Further, a participant may be required to deliver to the Company shares or cash equal in value to the amount of any profit the participant realized on exercise of an option during the period beginning six months before the participant’s termination of employment and ending on the later of the two year anniversary of such termination and the date the participant fully exercised any stock option under the Plan, or equal in value to the shares received for restricted shares, restricted units, or other stock-based awards that vested during such period, if a participant is terminated for “cause” or the Company becomes aware, after the participant’s termination, of conduct that would be grounds for “cause.”

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Non-transferability of Awards. Awards under the Plan will not be subject in any manner to alienation, anticipation, sale, assignment, pledge, encumbrance or transfer, and no other persons will otherwise acquire any rights therein, except transfer by will or by the laws of descent or distribution.

Adjustments. In the event of a change in the number of outstanding common shares by reason of a stock split, reverse stock split, dividend or other distribution, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, reorganization, combination, repurchase or exchange of shares or other securities or similar corporate transaction or event, the Committee shall make an appropriate adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

Amendment and Termination. The Plan may be amended or terminated by our Board of Directors at any time without shareholder approval, except that any material revision to the terms of the Plan requires shareholder approval before it can be effective. A revision is “material” for this purpose if it materially increases the number of common shares that may be issued under the Plan (other than an increase pursuant to an “adjustment” as described above), materially expands the types of awards available under the Plan, materially expands the class of persons eligible to receive awards, materially extends the term of the Plan, materially decreases the exercise price at which stock options or stock appreciation rights may be granted, reduces the exercise price of outstanding stock options or stock appreciation rights, or results in the replacement of outstanding stock options or stock appreciation rights with awards that have a lower exercise price. No awards may be granted under the Plan after it is terminated, but any previously granted awards will remain in effect until they expire.

Summary of Federal Income Tax Consequences of Awards

The following is a brief summary of the material United States federal income tax consequences of the grant, exercise and disposition of stock options, stock appreciation rights, restricted stock, performance units, restricted stock units and deferred stock units under the SIP. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences. Because the federal income tax rules governing awards and related payments are complex, subject to frequent change, and depend on individual circumstances, participants should consult their tax advisors before exercising options or other awards or disposing of stock acquired pursuant to awards. This summary assumes that all awards granted under the Plan are exempt from or comply with, the rules under Section 409A of the Code related to deferred compensation. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties.

Nonqualified Stock Options and Stock Appreciation Rights. A participant will not recognize any income at the time a nonqualified stock option or stock appreciation right is granted, nor will the company be entitled to a deduction at that time. When a nonqualified stock option is exercised, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the common shares received as of the date of exercise over the exercise price. When a stock appreciation right is exercised, the participant will recognize ordinary income in an amount equal to the cash received or, if the stock appreciation right is paid in common shares, the fair market value of the common shares received as of the date of exercise. Payroll taxes are required to be withheld from the participant on the amount of ordinary income recognized by the participant. We generally will be entitled to a tax deduction with respect to a nonqualified stock option or stock appreciation right at the same time and in the same amount as the participant recognizes income. The participant’s subsequent disposition of the common shares generally will give rise to capital gain or loss equal to the difference between the sale price and the sum of the exercise price the participant paid for the shares plus the ordinary income the participant recognized with respect to the shares, and these capital gains will be taxable as long-term capital gains if the participant held the shares for more than one year following exercise.

Incentive Stock Options. Incentive stock options, or ISOs, are intended to qualify for treatment under Section 422 of the Code. A participant will not recognize any income at the time an ISO is granted. Nor will a participant recognize any income at the time an ISO is exercised. However, the excess of the fair market value of the common shares on the date of exercise over the exercise price paid will be a preference item that

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could create a liability under the alternative minimum tax. If a participant disposes of the common shares acquired on exercise of an ISO after the later of two years after the date of grant of the ISO and one year after the date of exercise of the ISO (the “holding period”), the gain, if any, will be long-term capital gain subject to the applicable tax rates. If the participant disposes of the common shares prior to the end of the holding period, the participant will recognize ordinary income in the year of the disposition equal to the excess of the lesser of (i) the fair market value of the common shares on the date of exercise or (ii) the amount received for the common shares, over the exercise price paid. The balance of the gain or loss, if any, will be long-term or short-term capital gain or loss, depending on how long the common shares were held by the participant prior to disposition. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares. We are not entitled to a deduction as a result of the grant or exercise of an ISO unless a participant recognizes ordinary income as a result of a disposition, in which case we generally will be entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

Restricted Stock. With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. The participant may elect under Section 83(b) of the Code to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the participant subsequently forfeits such shares, the participant would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which the participant previously paid tax. The participant must file such election with the Internal Revenue Service (“IRS”) within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the common shares on the date the restrictions lapse. Dividends paid in cash will constitute ordinary income to the participant in the year paid and we will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

Performance Units, Restricted Stock Units and Deferred Stock Units. Except as otherwise described in the following paragraph, the grant of a performance unit, restricted stock unit or deferred stock unit will create no income tax consequences to the company or the participant. Upon the participant’s receipt of cash and/or shares at the end of the applicable performance or vesting period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and the company generally will be entitled to a corresponding deduction in the same amount and at the same time. If performance units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis, i.e., the fair market value of the shares on the date the participant received the shares.

Section 457A of the Code. Section 457A was added to the Code in 2008 and generally subjects compensation that is deferred under a plan sponsored by a “nonqualified entity” to taxation in the year in which the compensation is no longer subject to a substantial risk of forfeiture. Section 457A is generally applicable to compensation payable for services rendered on and after January 1, 2009. Based on Section 457A and guidance published by the IRS, it is possible that certain awards that can be granted under the SIP for services rendered on and after January 1, 2009 may be subject to immediate taxation upon grant.

Additional Taxes Under Section 409A of the Code. If an award under the SIP is neither exempt from nor compliant with the requirements of Section 409A of the Code, then the participant may be subject to additional taxes under such section. Section 409A of the Code imposes additional taxes equal to 20% of the compensation required to be included in gross income by reason of a failure to comply with such section, if applicable, plus interest thereon had such deferred compensation been includable in gross income in the year in which it was first deferred or is no longer subject to a substantial risk of forfeiture, if later.

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New Plan Benefits

All awards made under the Plan to executive officers, employees and directors are at the discretion of the Committee. Therefore, the benefits and amounts that will be received or allocated under the Plan in the future are not determinable at this time. Further, no awards or contingent awards will be granted under the Plan prior to obtaining shareholder approval of the Plan.

Fair Market Value of Shares

The defined fair market value of our shares on any relevant date under the Plan is generally the closing price per share on that date on the New York Stock Exchange The closing price of our shares as reported on the New York Stock Exchange was $[●] per share as of January 4, 2024.

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Equity Plan Compensation Table

The following table provides information as of September 29, 2023 with respect to common shares issuable under our equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)(3)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(4)
Equity compensation plans approved by security holders(1)	7,223,872	107.36	12,555,452
Equity compensation plans not approved by security holders(2)	415,435	82.54	—
Total	7,639,307		12,555,452

(1)

Includes securities issuable upon exercise of outstanding options and rights under the TE Connectivity Ltd. 2007 Stock and Incentive Plan, amended and restated as of September 17, 2020 (the “2007 Plan”), and the Tyco Electronics Limited Savings Related Share Plan. The 2007 Plan provides for the award of annual performance bonuses and long-term performance awards, including share options; restricted, performance, and deferred share units; and other share-based awards (collectively, “Awards”) to board members, officers, and non-officer employees. The 2007 Plan provides for a maximum of 69,843,452 common shares to be issued as Awards, subject to adjustment as provided under the terms of the 2007 Plan.

(2)

In connection with an acquisition in fiscal 2011, we assumed equity awards issued under plans sponsored by the acquired business and the remaining pool of shares available for grant under the plans. Subsequent to the acquisition, we registered 6,764,455 shares related to the plans via Forms S-3 and S-8. Those plans have since expired, and no additional grants will be made from them. Previously granted awards under the plans will continue to be settled in TE Connectivity common shares.

(3)	Does not take into account restricted, performance, or deferred share unit awards that do not have exercise prices.
(4)

Includes securities remaining available for future issuance under the 2007 Plan, the Tyco Electronics Limited Savings Related Plan, and the Employee Stock Purchase Plan. The 2007 Plan applies a weighting of 1.80 to outstanding nonvested restricted, performance, deferred share units, and other share-based awards. The remaining shares issuable under the 2007 Plan and the Tyco Electronics Limited Savings Plan are increased by forfeitures and cancellations, among other factors. Amounts include 869,176 shares remaining available for issuance under our Tyco Electronics Limited Savings Related Share Plan and 3,445,482 shares remaining available for issuance under our Employee Stock Purchase Plan.

Vote Requirement to Approve Agenda Item

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 18.

Recommendation

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 18.

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ADDITIONAL INFORMATION

Cost of Solicitation

The cost of solicitation of proxies will be paid by TE Connectivity. TE Connectivity has engaged D. F. King & Co., Inc. as the proxy solicitor for the Annual General Meeting for an approximate fee of $15,000. In addition, certain directors, officers or employees of TE Connectivity may solicit proxies by telephone or personal contact. Upon request, TE Connectivity will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares.

Registered and Principal Executive Offices

The registered and principal executive offices of TE Connectivity are located at Mühlenstrasse 26, CH-8200 Schaffhausen, Switzerland. The telephone number is +41 (0) 52 633 66 61.

Annual Report

Copies of our Annual Report for the fiscal year ended September 29, 2023 containing our audited consolidated financial statements with accompanying notes and our audited Swiss statutory financial statements prepared in accordance with Swiss law as well as additionally required Swiss disclosures and our Swiss Statutory Compensation Report, are available to shareholders free of charge on our website at https://www.te.com or by writing to TE Connectivity Shareholder Services, TE Connectivity Ltd., Mühlenstrasse 26, CH-8200 Schaffhausen, Switzerland.

Householding

TE Connectivity has adopted a procedure called “householding.” Under this procedure, TE Connectivity may deliver a single copy of the Notice of Internet Availability of Proxy Materials and, if you requested printed versions by mail, this proxy statement and our Annual Report on Form 10-K for the fiscal year ended September 29, 2023 to multiple shareholders who share the same address, unless TE Connectivity has received contrary instructions from one or more of the shareholders. This procedure reduces the environmental impact of our Annual General Meetings and reduces TE Connectivity’s printing and mailing costs. Shareholders who participate in householding will continue to receive and have access to separate proxy cards. Upon written or oral request, TE Connectivity will deliver promptly a separate copy of the Notice of Internet Availability of Proxy Materials and, if you requested printed versions by mail, this proxy statement and our Annual Report on Form 10-K for the fiscal year ended September 29, 2023 to any shareholder that elects not to participate in householding.

To receive, free of charge, a separate copy of the Notice of Internet Availability of Proxy Materials and, if you requested printed versions by mail, this proxy statement or the Annual Report on Form 10-K for the fiscal year ended September 29, 2023, or separate copies of any future notice, proxy statement, or annual report, you may write or call TE Connectivity at the following physical address or phone number:

TE Connectivity Ltd.

Mühlenstrasse 26

CH 8200 Schaffhausen, Switzerland

Tel: +41 (0) 52 633 66 61

If you are receiving more than one copy of the proxy materials at a single address and would like to participate in householding, please contact the bank, broker, or other organization that holds your shares to request information about eliminating duplicate mailings.

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TE CONNECTIVITY 2025 ANNUAL GENERAL MEETING OF SHAREHOLDERS

TE Connectivity anticipates that the 2025 Annual General Meeting of Shareholders will be held on or about March 12, 2025.

Shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act and article 14 of TE Connectivity’s Articles of Association will be considered for inclusion in TE Connectivity’s 2024 proxy statement and proxy card for the meeting if the proposal is received in writing by TE Connectivity’s Secretary no later than September 19, 2024. The notice of proposal must comply with the requirements established by the SEC and must include the information specified in article 14 of TE Connectivity’s Articles of Association and must be a proper subject for shareholder action under Swiss law.

Article 14 of TE Connectivity’s Articles of Association sets forth the procedures (including, without limitation, advance notice requirements) a shareholder must follow to request that an item (including a motion to nominate persons for election to the Board of Directors if such motion relates in any way to Company action with respect to its proxy materials (e.g. in reliance on the SEC’s universal proxy rules) be put on the agenda of a general meeting of shareholders. The deadline under our Articles of Association for submitting such a proposals in writing is no later than September 19, 2024. Under Swiss law, no prior notice is required to bring proposals (including the nomination of persons for election to the Board of Directors) at a general meeting of shareholders where such proposals relate to items that are already included on the agenda for that meeting. In addition to satisfying the foregoing requirements, shareholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, in reliance on the SEC’s universal proxy rules must comply with the additional requirements of Rule 14a-19(b) under the Securities Exchange Act.

Proposals and notices should be addressed to Harold G. Barksdale, Secretary, TE Connectivity Ltd., Mühlenstrasse 26, CH-8200 Schaffhausen, Switzerland.

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WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. Our SEC filings also are available to the public at the SEC’s website (http://www.sec.gov). In addition, you can obtain reports and proxy statements and other information about us at the offices of the NYSE, 20 Broad Street, New York, New York 10005, USA.

We maintain a website on the Internet at http://www.te.com. We make available free of charge, on or through our website, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and any amendments to those reports, as soon as reasonably practicable after such material is filed with the SEC. This reference to our Internet address is for informational purposes only and shall not, under any circumstances, be deemed to incorporate the information available at such Internet address into this proxy statement.

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APPENDIX A-1

Articles of Association

Statuten der TE Connectivity Ltd.	Articles of Association of TE Connectivity Ltd.

Art. 10 Befugnisse	Art. 10 Authority

[1]Die Generalversammlung ist das oberste Organ der Gesellschaft. Sie hat die folgenden unübertragbaren Befugnisse:	[1]The General Meeting of Shareholders is the supreme corporate body of the Company. It has the following non-transferable powers:

(a) die Festsetzung und die Änderung der Statuten;	(a) the adoption and amendment of the Articles of Association;

(b)

die Wahl und Abwahl der Mitglieder des Verwaltungsrates, des Präsidenten des Verwaltungsrates, der Mitglieder des Ausschusses für Vergütungsfragen (der "Vergütungsausschuss"), des unabhängigen Stimmrechtsvertreters und der externen Revisionsstelle;

(b)

election and removal of the Directors, the Chairperson of the Board of Directors, the members of the committee responsible for compensation matters (the "Compensation Committee"), the independent proxy and the external audit firm;

(c) die Genehmigung des Lageberichts und der Konzernrechnung der Gesellschaft sowie eines etwaigen Berichts über nicht-finanzielle Belange nach Art. 964c OR;	(c) approval of the management report and the consolidated financial statements of the Company as well as the report on non-financial matters pursuant to art. 964c CO;

(d) die Genehmigung der Jahresrechnung und die Beschlussfassung über die Verwendung des Bilanzgewinns, insbesondere die Festsetzung der Dividende und der Gewinnbeteiligung der Geschäftsleitung;	(d) approval of the annual statutory financial statement as well as the resolution on the allocation of profit, in particular, the declaration of dividends and profit sharing by Directors;

(e)

die Genehmigung der Vergütung des Verwaltungsrates und der Geschäftsleitung gemäss Art. 25 und konsultative Abstimmung über den Vergütungsbericht gemäss Art. 735 Abs. 4 OR, sofern über variable Vergütungen prospektiv abgestimmt wurde;

(e)

approval of the compensation of the Board of Directors and the executive management pursuant to art. 25 and non-binding vote on the compensation report pursuant to art. 735 para 4 CO insofar as variable compensation was voted on in advance;

(f) die Entlastung der Mitglieder des Verwaltungsrates und der Geschäftsleitung;	(f) grant of discharge from liability of the Directors and the executive officers;

(g) die Beschlussfassung über eine Kapitalrückerstattung mittels Kapitalherabsetzung; und	(g) resolutions about a return of capital by way of a share capital reduction; and

(h) die Festsetzung der Zwischendividende und die Genehmigung des dafür erforderlichen Zwischenabschlusses;	(h) resolution about the interim dividend and approval of the required interim financial statement relating to the dividend;

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(i) die Beschlussfassung über die Rückzahlung der gesetzlichen Kapitalreserve;	(i) resolution on the repayment of the legal capital reserves;

(j) die Dekotierung der Beteiligungspapiere der Gesellschaft; und	(j) delisting of the equity securities of the Company; and

(h) die Beschlussfassung über die Gegenstände, die der Generalversammlung durch das Gesetz oder die Statuten vorbehalten sind.

(h)

adoption of resolutions on matters that are reserved to the General Meeting of Shareholders by law, these Articles of Association or, subject to art. 716a CO, that are submitted to the General Meeting of Shareholders by the Board of Directors.

Art. 11 Ordentliche und ausserordentliche Generalversammlung	Art. 11 Ordinary and Extraordinary General Meeting of Shareholders

[1]Die ordentliche Generalversammlung findet alljährlich innerhalb von sechs Monaten nach Abschluss des Geschäftsjahres statt. Sie wird durch den Verwaltungsrat oder durch die Revisionsstelle einberufen. ~~Der Verwaltungsrat bestimmt den Zeitpunkt und den Ort der Generalversammlung, die entweder innerhalb oder ausserhalb der Schweiz stattfindet.~~

1An Ordinary General Meeting of Shareholders is to be held yearly within six months following the close of the business year. It is called by the Board of Directors or by the auditors. ~~The Board of Directors determines the time and location either within or outside Switzerland of the General Meeting of Shareholders.~~

[2]Ausserordentliche Generalversammlungen werden so oft als nötig vom Verwaltungsrat und nötigenfalls durch die Revisionsstelle sowie in den vom Gesetz vorgesehenen Fällen einberufen. Unter Bezugnahme auf den Zweck der Einberufung und die Verhandlungsgegenstände können ein oder mehrere Aktionäre, die über mindestens ~~10%~~ 5% des im Handelsregister eingetragenen Aktienkapitals oder der Stimmen der Gesellschaft verfügen, vom Verwaltungsrat die Einberufung einer ausserordentlichen Generalversammlung per schriftlichem Antrag verlangen. Der schriftliche Antrag soll die Verhandlungsgegenstände, die gestellten Anträge, sowie die weiteren Angaben, welche gemäss anwendbaren Gesetzes- und Kotierungsvorschriften notwendig sind, enthalten.

[3]Der Verwaltungsrat bestimmt den Zeitpunkt und den Ort der Generalversammlung, die entweder innerhalb oder ausserhalb der Schweiz stattfindet.

[2]Extraordinary General Meetings of Shareholders shall be called as often as necessary by the Board of Directors or, if necessary, by the auditors as well as in all other cases required by law. Stating the purpose of the meeting and the agenda to be submitted, one or more shareholders representing at least ~~10%~~ 5% of the share capital or the votes of the Company may request the Board of Directors in writing to call an Extraordinary General Meeting of Shareholders. The request shall contain an agenda, the respective proposals as well as any other information required under the applicable laws and stock exchange rules.

[3]The Board of Directors determines the time and location either within or outside Switzerland of the General Meeting of Shareholders.

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Art. 13 Einberufung	Art. 13 Notice

[2]Zwischen dem Tag der Publikation und dem Tag der Durchführung der Generalversammlung dürfen nicht weniger als zwanzig Kalendertage liegen. Die Einberufung der Generalversammlung muss das Datum, die Uhrzeit die Art und den Ort der Generalversammlung, die Traktanden, die Anträge des Verwaltungsrates mit kurzer Begründung, gegebenenfalls die ~~und die~~ Anträge der ~~derjenigen~~ Aktionäre mit kurzer Begründung sowie der Name und die Adresse des unäbhangigen Stimmrechtsvertreters ~~angegeben, welche die Durchführung einer Generalversammlung oder die Traktandierung eines Verhandlungsgegenstandes nach den Bestimmungen von Art. 14 beantragt haben~~.

[2]Between the day of the publication and the day of the meeting there must be a time period of no less than 20 calendar days. The notice of the General Meeting of Shareholders must indicate the day, time, type and place of the meeting, the specific agenda items, the motions of the Board of Directors ~~and~~ including a brief explanation, if applicable, the motions of the shareholders, including a brief explanation, and the name and address of the Independent Proxy ~~who have requested the General Meeting Shareholders or that an item be included on the agenda in accordance with the regulation of art. 14~~.

3Spätestens 20 Kalendertage vor der ordentlichen Generalversammlung sind der Geschäftsbericht, der Vergütungsbericht und die Berichte ~~der Bericht~~ der Revisionsstelle den Aktionären zugänglich zu machen. Sofern die Unterlagen nicht elektronisch zugänglich sind, ist jeder Aktionär berechtigt, zu verlangen, dass ihm diese rechtzeitig gebührenfrei zugestellt werden.. ~~zur Einsicht für die Aktionäre am Gesellschaftssitz aufzulegen. Jeder Aktionär ist berechtigt zu beantragen, dass ihm der Geschäftsbericht, der Vergütungsbericht und der Bericht der Revisionsstelle gebührenfrei und umgehend zugestellt werden. Die im Aktienbuch vermerkten Aktionäre werden schriftlich über das Recht auf Zustellung dieser Dokumente benachrichtigt.~~

[3]The annual report, the compensation report and the auditor's reports shall be made accessible to ~~available for inspection by~~ the shareholders ~~at the registered office of the Company~~ at least twenty calendar days prior to the date of the Ordinary General Meeting of Shareholders. If these documents are not electronically accessible, each ~~Each~~ Shareholder is entitled to request that they be timely delivered to it free of charge. ~~prompt delivery of a copy of the annual report, the compensation report and the auditor’s report free of charge. Shareholders registered in the share register shall be notified of the availability of these documents in writing.~~

Art. 16 Recht auf Teilnahme, Stimmrecht	Art. 16 Right to Participation, Voting Rights

[2]Vorbehältlich den Bestimmungen in diesem Art. 16 berechtigt jede Aktie, die im Aktienbuch als Aktie mit Stimmrecht eingetragen ist, zu einer Stimme. Art. 693 Abs. 3 OR bleibt vorbehalten. Mittels Vollmacht kann jeder Aktionär seine Aktien in der Generalversammlung durch einen Dritten vertreten lassen, der selber nicht Aktionär sein muss oder durch den unabhängigen Stimmrechtsvertreter, wobei die Vollmacht und die Weisungen an den unabhängigen Stimmrechtsvertreter auch elektronisch, nach vom Verwaltungsrat von Zeit zu Zeit festzulegenden Vorschriften (welche auch nicht qualifizierte elektronische Signaturen vorsehen können), erteilt werden können. Wirtschaftliche Eigentümer von Aktien, die ihre Aktien durch einen Nominee halten, üben ihre Aktionärsrechte mittels Vertretung durch diesen Nominee aus.

[2]Subject to the other provisions of this art. 16, each share recorded in the share register as a share with voting rights confers one vote on its holder. Art. 693 para. 3 CO remains reserved. By means of proxy, each shareholder may have his shares represented in a General Meeting of Shareholders by a third person who need not himself be a shareholder or by the independent proxy, provided, however, that the proxy and the instructions to the independent proxy also may be given by electronic means ~~as~~ in accordance with the rules determined by the Board of Directors from time to time (which may provide for the use of non-qualified electronic signatures). Beneficial Owners of shares who hold shares through a Nominee exercise shareholders’ rights through the intermediation of such Nominee.

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Art. 17 Beschlüsse und Wahlen	Art. 17 Resolutions and Elections

[3]~~Die Abstimmungen und Wahlen erfolgen offen durch Handerheben, es sei denn, dass die Generalversammlung eine schriftliche Abstimmung oder Wahl beschliesst, oder der Vorsitzende dies anordnet.~~  Der Vorsitzende kann Abstimmungen und Wahlen durch Handerheben, durch schriftliche Abstimmung sowie auch mittels elektronischem Verfahren durchführen lassen. Elektronische Abstimmungen und Wahlen sind schriftlichen Abstimmungen und Wahlen gleichgestellt.

[3]~~Resolutions and elections shall be decided by a show of hands, unless a written ballot is resolved by the General Meeting of Shareholders or is ordered by the Chairperson of the General Meeting of Shareholders.~~ The Chairperson may ~~also~~ hold resolutions and elections by show of hands, by written ballot or also by use of an electronic voting system. Electronic resolutions and elections shall be considered equal to resolutions and elections taken by way of a written ballot.

~~4Der Vorsitzende kann eine offene Wahl oder Abstimmung durch Handerheben immer durch eine schriftliche oder elektronische wiederholen lassen, sofern nach seiner Meinung Zweifel am Abstimmungsergebnis bestehen. In diesem Fall gilt die vorausgegangene offene Wahl oder Abstimmung durch Handerheben als nicht geschehen.~~

~~4The Chairperson (of the General Meeting of Shareholders) may at any time order that an election or resolution decided by a show of hands be repeated by way of a written or electronic ballot if he considers the vote to be in doubt. The resolution or election previously held by a show of hands shall then be deemed to have not taken place.~~

~~5~~ [4]Aktionäre fassen ihre Beschlüsse und vollziehen ihre Wahlen anlässlich einer Generalversammlung und sind nicht befugt, anstelle von Generalversammlungen schriftliche Beschlüsse (Zirkulationsbeschlüsse) zu fassen.

~~5~~ [4]Shareholders shall take resolutions and carry elections at General Meetings of Shareholders and do not have the power to consent in writing, without a meeting, to the taking of any action or the passing of any resolution.

Art. 18 Beschlussquoren	Art. 18 Supermajority Voting

[1]Ein Beschluss der Generalversammlung, der mindestens zwei Drittel der vertretenen Stimmen und die ~~absolute~~ Mehrheit der vertretenen Aktiennennwerte auf sich vereinigt, ist namentlich erforderlich für:

1A resolution of the General Meeting of Shareholders passed by at least two thirds of the share votes represented and the ~~absolute~~ majority of the par value of the share votes represented is required in particular for:

(a) die Änderung des Gesellschaftszwecks;	(a) the change of the Company’s purpose;

(b) die Einführung von Stimmrechtsaktien;	(b) the creation of shares with preferred voting rights;

(c) die Beschränkung der Übertragbarkeit von Namenaktien;	(c) the restriction of the registration of registered shares;

(d) ~~eine bedingte oder genehmigte Kapitalerhöhung~~ die Einführung eines bedingten Kapitals oder die Einführung eines Kapitalbands;	(d) ~~an authorized or conditional increase of share capital~~ the introduction of conditonal capital or the introduction of a capital band;

(e) eine Kapitalerhöhung aus Eigenkapital, gegen Sacheinlage oder durch Verrechnung mit einer Forderung ~~zwecks Sachübernahme~~ und die Gewährung von besonderen Vorteilen;	(e) an increase of capital out of equity, against contributions in kind, or through offsetting a claim, and ~~for the purpose of acquisition of assets, or~~ the granting of special privileges;

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(f) die Beschränkung oder Aufhebung des Bezugsrechts oder des Vorwegzeichnungsrechts;	(f) the limitation or withdrawal of preemptive rights or advance subscription rights;

(g) die Verlegung des Sitzes der Gesellschaft;	(g) the change of the domicile of the Company;

(h) die Auflösung der Gesellschaft; ~~und~~	(h) the dissolution of the Company; ~~and~~

(i) die Transaktionen gemäss Fusionsgesetz soweit im Fusionsgesetz entsprechend vorgesehen.	(i) the transactions as enumerated in the Swiss Merger Act (“Fusionsgesetz”) to the extent required by the Merger Act.

(j) die Umwandlung von Partizipationsscheinen in Aktien;	(j) the conversion of participation certificates into shares;

(k) die Zusammenlegung von Aktien, soweit dafür nicht die Zustimmung aller betroffenen Aktionäre erforderlich ist;	(k) the consolidation of shares if there is no need for consent of all shareholders;

(l) den Wechsel der Währung des Aktienkapitals;	(l) the change of the share capital's currency;

(m) die Einführung des Stichentscheids des Vorsitzenden in der Generalversammlung;	(m) the introduction of a casting vote for the chairman at a General Meeting of Shareholders;

(n) eine Statutenbestimmung zur Durchführung der Generalversammlung im Ausland;	(n) an article of the Articles of Association about the holding of a General Meeting of Shareholders abroad;

(o) die Dekotierung der Beteiligungspapiere der Gesellschaft; und	(o) the delisting of equity securities in the Company; and

(p) die Einführung einer statutarischen Schiedsklausel.	(p) the introduction of an arbitration clause in the Articles of Association.

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APPENDIX A-2

Articles of Association

Art. 11 Ordentliche und ausserordentliche Generalversammlung	Art. 11 Ordinary and Extraordinary General Meeting of Shareholders

[4]Die Generalversammlung kann an verschiedenen Orten innerhalb oder ausserhalb der Schweiz gleichzeitig durchgeführt werden. Die Voten der Teilnehmer müssen in diesem Fall unmittelbar in Bild und Ton an sämtliche Tagungsorte übertragen werden.

[4]The General Meeting of Shareholders may be held simultaneously at different locations within or outside Switzerland. In this case, the statements of the participants must be transmitted directly in picture and sound to all meeting locations.

[5]Der Verwaltungsrat kann vorsehen, dass Aktionäre, die nicht am Tagungsort der Generalversammlung anwesend sind, ihre Rechte auf elektronischem Weg ausüben können (hybride Generalversammlung).

[5]The Board of Directors may provide that the shareholders who are not present at the venue of the General Meeting of Shareholders may exercise their rights by electronic means (hybrid shareholders' meeting).

[6]Der Verwaltungsrat regelt die Verwendung elektronischer Mittel. Er stellt Folgendes sicher:	[6] The Board of Directors shall regulate the use of electronic means. It shall ensure the following:

(a) Die Feststellung der Identität der Teilnehmer.	(a) Establishing the identity of the participants.
(b) Die unmittelbare Übertragung von Voten in der Generalversammlung.	(b) The direct transmission of statements at the shareholders' meeting.
(c) Die Möglichkeit jedes Teilnehmers, Anträge zu stellen und sich an der Diskussion zu beteiligen.	(c) The possibility for each participant to make proposals and take part in the discussion.
(d) Die Unverfälschbarkeit des Abstimmungsergebnisses.	(d) The integrity of the result of the vote.

[7]Treten während der Generalversammlung technische Probleme auf, sodass die Generalversammlung nicht ordnungsgemäss durchgeführt werden kann, so muss sie wiederholt werden. Beschlüsse, welche die Generalversammlung vor dem Auftreten der technischen Probleme gefasst hat, bleiben gültig.

7 If technical problems occur during the General Meeting of Shareholders so that the General Meeting of Shareholders cannot be held properly, it must be repeated. Resolutions passed by the General Meeting of Shareholders before the occurrence of the technical problems remain valid.

[8]Die Generalversammlung kann auch mit elektronischen Mitteln ohne Tagungsort durchgeführt werden (virtuelle Generalversammlung).	[8] The General Meeting of the Shareholders may also be held by electronic means without a venue (virtual shareholders' meeting).

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APPENDIX A-3

Articles of Association

Art. 23 Befugnisse	Art. 23 Specific Powers

[1]Der Verwaltungsrat hat folgende unübertragbare und unentziehbare Befugnisse:	[1]The Board of Directors has the following non-transferable and irrevocable duties:

(a) die Oberleitung der Gesellschaft und die Erteilung der nötigen Weisungen;	(a) to ultimately direct the Company and issue the necessary directives;

(b) die Festlegung der Organisation;	(b) to determine the overall organization;

(c) die Ausgestaltung des Rechnungswesens, des internen Kontrollsystems (IKS), der Finanzkontrolle und der Finanzplanung sowie die Durchführung einer Risikoprüfung;	(c) to organize the accounting, the Internal Control System (ICS), the financial controls, and the financial planning as well as to perform a risk assessment;

(d) die Ernennung und Abberufung der mit der Geschäftsführung und der Vertretung betrauten Personen sowie die Erteilung und Entziehung von Zeichnungsberechtigungen;	(d) to appoint and remove the persons entrusted with the management and representation of the Company and to grant and revoke signatory power;

(e) die Oberaufsicht über die Geschäftsführung, insbesondere im Hinblick auf die Befolgung der Gesetze, der Statuten, des Organisationsreglements, und anderer Reglemente und Weisungen;

(e)

to ultimately supervise the persons entrusted with the management, in particular with respect to compliance with the law and with the Articles of Association, the Organizational Regulations, and other regulations and directives;

(f)

die Erstellung des jährlichen Geschäftsberichts, des Vergütungsberichts, des Berichts über nicht-finanzielle Belange nach Art. 964a ff. OR und weiterer Berichte, welche zwingend vom Verwaltungsrat zu genehmigen sind, sowie die Vorbereitung der Generalversammlung und die Umsetzung deren Beschlüsse;

(f)

to prepare the annual report, the compensation report, the report on non-financial matters pursuant to art. 964a et seqq. CO and other reports that are subject to the mandatory approval by the Board of Directors, and the General Meeting of Shareholders and to implement the latter’s resolutions where appropriate;

(g) die Einreichung eines Gesuchs um Nachlassstundung und die Benachrichtigung des ~~Richters~~ Gerichts im Fall der Überschuldung;	(g) to submit a request for a debt-restructuring moratorium and to inform the ~~judge~~ court in the event of over-indebtedness;

(h) die Beschlussfassung über die nachträgliche Liberierung von nicht vollständig liberierten Aktien;	(h) to pass resolutions regarding the subsequent payment of capital with respect to non-fully paid-in shares;

(i) die Beschlussfassung über die Feststellung von ~~Kapitalerhohungen~~ Kapitalveränderungen und die entsprechenden Statutenänderungen;	(i) to pass resolutions confirming ~~increases in~~ changes to the share capital and regarding the amendments to the Articles of Association entailed thereby;

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(j) Untersuchungen im Zusammenhang mit der Einhaltung der gesetzlichen Vorschriften über die Ernennung, die Wahl und die Befähigung der Revisionsstelle; und	(j) to examine compliance with the legal requirements regarding the appointment, election and the professional qualifications of the auditors; and

(k) die Genehmigung von Verträgen mit Bezug auf Fusionen, Spaltungen, Umwandlungen und Vermögensübertragungen entsprechend den Vorschriften des Fusionsgesetzes.	(k) to approve the agreements relating to mergers, de-mergers, transformations and transfers of assets, to the extent required pursuant to the Swiss Merger Act.

Art. 25 Vergütung des Verwaltungsrates und der Geschäftsleitung	Art. 25 Compensation of the Board of Directors and the Executive Management

[12]Tritt eine Person neu in eine Geschäftsleitungsfunktion ein ~~oder wird ein Geschäftsleitungsmitglied innerhalb der Geschäftsleitung~~ während einer Vergütungsperiode ~~befördert~~, für welche der Maximalgesamtbetrag der Vergütung bereits durch die Generalversammlung genehmigt wurde, und reicht der genehmigte Betrag nicht aus, um zusätzlich die Vergütung für eine solche Person zu entrichten, steht der Gesellschaft oder Unternehmen, welche direkt oder indirekt von der Gesellschaft kontrolliert werden, für solche Personen für die relevante Vergütungsperiode ein zusätzlicher Betrag zur Verfügung (inklusive und nicht ausschliesslich zwecks Ausgleichs einer Vergütungseinbusse oder anderer finanzieller Nachteile als Folge eines Arbeitgeberwechsels), der 40% des Maximalgesamtbetrags der Vergütung der Mitglieder der Geschäftsleitung, welcher durch die Generalversammlung genehmigt wurde, entspricht, wobei diese zusätzliche Vergütung der Generalversammlung nicht zur Genehmigung vorgelegt werden muss.

12If a person newly assumes an executive management ~~function or a member of the executive management is promoted~~ within the executive management during a compensation period for which the maximum aggregate amount of compensation has already been approved by the General Meeting of Shareholders and the approved amount is not sufficient to also cover the compensation of such person, an additional amount of 40% of the maximum aggregate compensation of the members of the executive management that was approved by the General Meeting of Shareholders shall be available to the Company or companies directly or indirectly controlled by it to pay the additional compensation (including, without limitation, amounts paid for loss of compensation or other financial disadvantages caused by the change in employment) for all such persons with respect to the relevant compensation period, which additional compensation shall not be subject to approval by the General Meeting of Shareholders.

Art. 26a Mandate ausserhalb des Konzerns	Art. 26a Mandates Outside the Group

[3]Die folgenden Mandate fallen nicht unter die Beschränkungen gemäss Abs. 1 und Abs. 2 dieses Art. 26a:	[3]The following Mandates shall not be subject to the limitations set forth in para. 1 and para. 2 of this art. 26a:

(a) Mandate in Personen, welche die Gesellschaft kontrollieren, durch die Gesellschaft kontrolliert werden oder unter gemeinsamer Kontrolle mit der Gesellschaft stehen;	(a) Mandates in any Person which controls, is controlled by or is under common control with the Company;

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(b)

ohne Einschränkung von lit. a hiervor, Mandate, die auf Anordnung der Gesellschaft oder von Personen, welche die Gesellschaft kontrollieren, durch die Gesellschaft kontrolliert werden oder unter gemeinsamer Kontrolle mit der Gesellschaft stehen, wahrgenommen werden; wobei kein Mitglied des Verwaltungsrates oder der Geschäftsleitung mehr als zehn (10) solcher Mandate wahrnehmen kann; und

(b)

without limitation to subpara. (a) above, Mandates held at the instructions of the Company or any Person which controls, is controlled by or is under common control with the Company; provided, however, that no member of the Board of Directors or the executive management shall hold more than ten (10) such Mandates; and

(c)

Mandate in Unternehmen, Vereinen und Verbänden, gemeinnützigen Organisationen, Not-For-Profit Organisationen, Stiftungen (einschliesslich Personalfürsorgestiftungen), Trusts und ähnliche Personen, sofern diese keinen wirtschaftlichen Zweck verfolgen~~; wobei kein Mitglied des Verwaltungsrates oder der Geschäftsleitung mehr als zehn (10) solcher Mandate wahrnehmen kann~~.

(c)

Mandates in companies, associations, charitable organizations, not-for-profit organizations, foundations (including in relation to post-retirement benefits), trusts and similar Persons that do not have an economic purpose~~; provided, however, that no member of the Board of Directors or the executive management shall hold more than ten (10) such Mandates~~.

Art. 26b Verträge betreffend Vergütung von Mitgliedern des Verwaltungsrats und der Geschäftsleitung	Art. 26b Agreements Regarding Compensation of Directors and Members of the Executive Management

[4]Arbeitsverträge mit Mitgliedern der Geschäftsleitung können Vereinbarungen zu Konkurrenzverboten beinhalten, welche nach der Beendigung des Arbeitsvertrages ~~bis zu 18 Monate~~ fortdauern können, wobei jede, für eine Konkurrenzverbotsverpflichtung entrichtete Entschädigung den gemäss Art. 735c Ziff. 2 OR festgelegten Maximalbetrag nicht überschreiten darf ~~die totale jährliche Vergütung des entsprechenden Mitgliedes der Geschäftsleitung, welche es während dem letzten vollen Geschäftsjahr erhielt, in welchem es angestellt war, nicht überschreiten darf~~.

[4]Employment contracts entered into with members of the executive management may include non-compete agreements ~~covering a period of up to 18 months~~ following termination of the employment contract, provided, however, that any consideration paid for a non-compete undertaking may not execeed the maximum amount as set forth in art. 735c para. 2 CO ~~shall not exceed the total annual compensation of the relevant member of the executive management during the last full fiscal year when the member was employed~~.

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APPENDIX B

TE CONNECTIVITY LTD.

2024 STOCK AND INCENTIVE PLAN

ARTICLE I

PURPOSE

1.1 Purpose. The purposes of this TE Connectivity Ltd. 2024 Stock and Incentive Plan (the “Plan”) are to promote the interests of TE Connectivity Ltd. (and any successor thereto) by (i) aiding in the recruitment and retention of Directors, Employees and Consultants, (ii) providing incentives to such Directors, Employees and Consultants by means of performance-related Awards to achieve short-term and long-term performance goals, (iii) providing Directors, Employees and Consultants an opportunity to participate in the growth and financial success of the Company, and (iv) promoting the growth and success of the Company’s business by aligning the financial interests of Directors, Employees and Consultants with that of the other shareholders of the Company. Toward these objectives, the Plan provides for the grant of Stock Options, Stock Appreciation Rights, Performance Bonuses, Long-Term Performance Awards and other Stock-Based Awards. The Plan shall serve as the successor to the TE Connectivity Ltd. 2007 Stock and Incentive Plan (the “Prior Plan”), and no further awards shall be granted under the Prior Plan after the Effective Date. All awards outstanding under the Prior Plan as of the Effective Date shall remain outstanding in accordance with their terms.

1.2 Effective Dates; Shareholder Approval. The Plan is effective as of the date it is adopted by shareholders. The Board of Directors approved this Plan on December 12, 2023.

ARTICLE II

DEFINITIONS

For purposes of the Plan, the following terms have the following meanings, unless another definition is clearly indicated by particular usage and context, and except as otherwise provided in an Award Certificate:

“Acquired Company” means any business, corporation or other entity acquired by the Company or any Subsidiary.

“Acquired Grantee” means the grantee of a stock-based award of an Acquired Company and may include a current or former director of an Acquired Company.

“Applicable Laws” means the requirements relating to the administration of equity-based awards, and the related Shares under Swiss corporate laws or other applicable corporate laws, U.S. federal and state and non-U.S. securities laws, the Code, the rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any country or jurisdiction where Awards are, or will be, granted under the Plan.

“Award” means any form of incentive or performance award granted under the Plan, whether singly or in combination, to a Participant by the Committee pursuant to any terms and conditions that the Committee may establish and set forth in the applicable Award Certificate. Awards granted under the Plan may consist of:

(a)“Stock Options” awarded pursuant to Section 4.3;

(b)“Stock Appreciation Rights” awarded pursuant to Section 4.3;

(c)“Performance Bonuses” awarded pursuant to Section 4.4;

(d)“Long-Term Performance Awards” awarded pursuant to Section 4.5;

(e)“Other Stock-Based Awards” awarded pursuant to Section 4.6;

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(f)“Director Awards” awarded pursuant to Section 4.7; and

(g)“Substitute Awards” awarded pursuant to Section 4.8.

“Award Certificate” means the document issued, either in writing or through an electronic medium, by the Committee or its designee to a Participant evidencing the grant of an Award.

“Board” means the Board of Directors of the Company.

“Cause” means misconduct that is willfully or wantonly harmful to the Company or any of its Subsidiaries, monetarily or otherwise, including, without limitation, conduct that violates the Company’s Code of Ethical Conduct.

“Change in Control” means the first to occur of any of the following events:

(a)any “person” (as defined in Section 13(d) and 14(d) of the Exchange Act, excluding for this purpose, (i) the Company or any Subsidiary or (ii) any employee benefit plan of the Company or any Subsidiary (or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan that acquires beneficial ownership of voting securities of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities of the Company representing more than 30 percent of the combined voting power of the Company’s then outstanding securities; provided, however, that no Change in Control will be deemed to have occurred as a result of a change in ownership percentage resulting solely from an acquisition of securities by the Company; or

(b)persons who, as of the Effective Date constitute the Board (the “Incumbent Directors”) cease for any reason (including without limitation, as a result of a tender offer, proxy contest, merger or similar transaction) to constitute at least a majority thereof, provided that any person becoming a Director of the Company subsequent to the Effective Date shall be considered an Incumbent Director if such person’s election or nomination for election was approved by a vote of at least 50 percent of the Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened proxy contest relating to the election of members of the Board or other actual or threatened solicitation of proxies or consents (including through the use of any proxy access procedures that are included in the Company’s organizational documents) by or on behalf of a “person” (as defined in Section 13(d) and 14(d) of the Exchange Act) other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

(c)consummation of a reorganization, merger or consolidation or sale or other disposition of at least 80 percent of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the Company immediately prior to such Business Combination beneficially own directly or indirectly more than 50 percent of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the company resulting from such Business Combination (including, without limitation, a company which, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding voting securities of the Company; or

(d)consummation of a complete liquidation or dissolution of the Company;

provided, however, that if and to the extent that any provision of this Plan or an Award Certificate would cause a payment of deferred compensation that is subject to Code

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Section 409A(a)(2) to be made upon the occurrence of a “Change in Control,” or would change the timing and/or form of any payment of deferred compensation that is subject to Code Section 409A(a)(2) upon a specified date or event occurring after a “Change in Control” or upon a “Change in Control Termination,” then such payment shall not be made, or such change in timing or form of payment shall not occur, unless such “Change in Control” is also a “change in ownership or effective control” of the Company within the meaning of Code Section 409A(a)(2)(A)(v). For the avoidance of doubt, a transaction shall not constitute a Change in Control if it is effected for the purpose of changing the place of incorporation or form of organization of the ultimate parent entity (including where the Company is succeeded by an issuer incorporated under the laws of another state, country or foreign government for such purpose and whether or not the Company remains in existence following such transaction) where all or substantially all of the persons or group that beneficially own all or substantially all of the combined voting power of the Company’s voting securities immediately prior to the transaction beneficially own all or substantially all of the combined voting power of the Company in substantially the same proportions of their ownership after the transaction.

“Change in Control Termination” means a Participant’s involuntary termination of employment following a Change in Control under one of the following circumstances:

(a)termination of the Participant’s employment by the Company for any reason other than for Cause, Disability or death during the twelve (12) month period immediately following the Change in Control;

(b)termination of the Participant’s employment by the Participant after one of the following events that occurs during the twelve (12) month period immediately following the Change in Control:

i.the Company, without the Participant’s consent, (1) assigns or causes to be assigned to the Participant duties adversely inconsistent in any material respect with his or her position as in effect immediately prior to the Change in Control; (2) makes or causes to be made any material adverse change in the Participant’s position, authority, duties or responsibilities; or (3) takes or causes to be taken any other action which, in the reasonable judgment of the Participant, would cause him or her to violate his or her ethical or professional obligations; or

ii.the Company, without the Participant’s consent, (1) requires the Participant to relocate to a principal place of employment more than fifty (50) miles from his or her existing place of employment, provided that the Participant is required to regularly work from such relocated principal place of employment; or (2) reduces the Participant’s base salary, annual bonus, or retirement, welfare, stock incentive, perquisite (if any) and other benefits taken as a whole.

provided, however, that none of the events described in this sentence shall constitute a Change in Control Termination unless and until (w) the Participant first notifies the Company in writing describing in reasonable detail the condition which constitutes an event described in this clause (b) within ninety (90) days of its occurrence, (x) the Company fails to cure such condition within thirty (30) days after the Company’s receipt of such written notice, (y) notwithstanding such efforts, the condition continues to exist, and (z) the Participant terminates employment within sixty (60) days after the end of such thirty (30)-day cure period.

“Code” means the United States Internal Revenue Code of 1986, as amended, together with the regulations and official guidance promulgated thereunder, including without limitation any such regulations or other guidance that may be issued after the Date of Grant of any Award.

“Committee” means the Management Development and Compensation Committee of the Board or any successor committee or subcommittee of the Board, which committee is comprised

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solely of two or more persons who are outside directors within the meaning of Section 162(m)(4)(C)(i) and nonemployee directors within the meaning of Rule 16b-3(b)(3) under the Exchange Act and which shall otherwise be constituted in the manner required by Applicable Law.

“Common Stock” means the common stock of the Company and such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 5.3.

“Company” means TE Connectivity Ltd., a Swiss company, or any successor thereto.

“Consultant” means any consultant or adviser engaged to provide services to the Company or any Subsidiary who qualifies as a consultant or advisor under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

“Date of Grant” means the date on which the granting of an Award is authorized, or such later date as may be specified in such authorization.

“Deferred Stock Unit” means a Unit granted under Section 4.6 to acquire Shares upon Termination of Directorship or Termination of Employment, subject to any restrictions that the Committee, in its discretion, may determine.

“Director” means a member of the Board, elected or appointed, who is not otherwise an Employee of the Company or a Subsidiary. An individual who is elected to the Board at an annual meeting of the shareholders of the Company will be deemed to be a member of the Board as of the date of the meeting.

“Director Shares” means the award of fully-vested Shares to a Director under Section 4.7 as part of the Director’s annual compensation, or under such circumstances as are deemed appropriate by the Board.

“Disabled” or “Disability” means the inability of the Director or Employee or Consultant to perform the material duties pertaining to such Director’s directorship or such Employee’s employment or such Consultant’s engagement due to a physical or mental injury, infirmity or incapacity for 180 days (including weekends and holidays) in any 365-day period. The existence or nonexistence of a Disability shall be determined by an independent physician selected by the Company and reasonably acceptable to the Director or Employee or Consultant. Notwithstanding the above, if and to the extent that any provision of this Plan or an Award Certificate would cause a payment of deferred compensation that is subject to Code Section 409A(a)(2) to be made upon the occurrence of a “Disability” or upon a person becoming “Disabled,” or would cause a change in the timing or form of payment of such deferred compensation upon the occurrence of a “Disability” or upon a person becoming “Disabled,” then such payment shall not be made, or such change in timing or form of payment shall not occur, unless such “Disability” or condition of being “Disabled” satisfies the requirements of Code Section 409A(a)(2)(C).

“Dividend Equivalent” means an amount equal to the cash dividend or the Fair Market Value of the stock dividend that would be paid on each Share underlying an Award if the Share were duly issued and outstanding on the date on which the dividend is payable. Dividend Equivalents will not be awarded in connection with Stock Option or Stock Appreciation Rights Awards and in no event will Dividend Equivalents be payable or deliverable prior to the vesting date of the Award to which they relate.

“Effective Date” means the date this Plan is first approved by shareholders.

“Employee” means any individual who performs services as an officer or employee of the Company or a Subsidiary.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

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“Exercise Price” means the price of a Share, as fixed by the Committee, which may be purchased under a Stock Option or with respect to which the amount of any payment pursuant to a Stock Appreciation Right is determined.

“Fair Market Value” of a Share means the closing sales price on the New York Stock Exchange (or, if not listed on such exchange, on any other principal securities exchange on which the Common Stock is listed) on the date as of which the determination of Fair Market Value is being made or, if no sale is reported for such day, on the next preceding day on which a sale of Shares was reported. Notwithstanding anything to the contrary herein, the Fair Market Value of a Share will in no event be determined to be less than par value.

“Fair Market Value Stock Option” means a Stock Option the Exercise Price of which is fixed by the Committee at a price equal to the Fair Market Value of a Share on the Date of Grant.

“GAAP” means United States generally accepted accounting principles.

“Incentive Stock Option” means a Stock Option granted under Section 4.3 that is intended to meet the requirements of Section 422 of the Code and is designated in the Award Certificate to be an Incentive Stock Option.

“Key Employee” means an Employee who is a “covered employee” within the meaning of Section 162(m)(3).

“Key Performance Indicator” means a Performance Measure identified at the business unit level (or other business level) to reflect growth, productivity or quality, as appropriate, for the business’ key initiatives for the Performance Cycle.

“Long-Term Performance Award” means an Award granted under Section 4.5 that is paid solely on account of the attainment of a specified performance target in relation to one or more Performance Measures or other performance criteria selected in the discretion of the Committee.

“Nonqualified Stock Option” means any Stock Option granted under Section 4.3 of the Plan that is not an Incentive Stock Option.

“Other Stock-Based Awards” means Awards which consist of, or are denominated in, payable in, valued in whole or in part by reference to, or otherwise related to, Shares and are issued under Section 4.6.

“Participant” means a Director, Employee, Consultant or Acquired Grantee who has been granted an Award under the Plan.

“Performance Bonus” means an Award of cash or Shares granted under Section 4.4 that is paid solely on account of the attainment of a specified performance target in relation to one or more Performance Measures.

“Performance Cycle” means, with respect to any Award that vests based on Performance Measures, the period of time over which the level of performance will be assessed.

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“Performance Measure” means, with respect to any Performance Bonus or Long-Term Performance Award, the business criteria selected by the Committee to measure the level of performance of the Company during the Performance Cycle. The Committee may select as the Performance Measure for a Performance Cycle for an Award made to a Key Employee that is intended to be a Qualified Performance-Based Award any one or combination of the following Company measures, as interpreted by the Committee, which measures (to the extent applicable) will be determined in accordance with GAAP and which measures may be defined on an absolute, relative, growth or other appropriate basis as is determined by the Committee and also may be determined at the corporate or business unit/segment level as deemed appropriate by the Committee:

(a)Net operating profit after taxes;

(b)Net operating profit after taxes, per Share;

(c)Return on equity or invested capital;

(d)Return on assets (including, without limitation, designated assets, net assets employed or net assets);

(e)Total shareholder return;

(f)Earnings (including, without limitation, pre-tax earnings, retained earnings, earnings before interest and taxes, and earnings before interest, taxes, depreciation and amortization);

(g)Earnings per Share or book value per share;

(h)Net income or operating income;

(i)Cash flow (including without limitation, operating cash flow and free cash flow);

(j)Free cash flow per Share or cash flow return on investment;

(k)Revenue (or any component thereof);

(l)Key Performance Indicator;

(m)Return on sales, sales, sales per dollar of assets, sales per employee;

(n)Economic value added;

(o)Expenses or reductions in costs or debt; or

(p)Achievements relating to asset management, environmental health and/or safety goals, regulatory achievements, recruiting or maintaining key personnel, customer growth, research and development activities, strategic sustainability metrics, mergers, acquisitions, dispositions or similar business transactions, business or operating goals such as market share, business development and/or customer objectives.

The Committee may specify that Performance Measures may include adjustments to include or exclude the effects of certain events, including any of the following events: the impairment of tangible or intangible assets; asset write-downs; litigation or claim judgments or settlements; acquisitions or divestitures; gains or losses on the sale of assets; severance, contract termination and other costs relating to certain business activities; gains or losses from the disposition of businesses or assets or from the early extinguishment of debt; foreign exchange gains and/or losses; changes in tax law, accounting principles, accounting

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estimates or other such laws or provisions affecting reported results; the effect of any statements issued by the Financial Accounting Standards Board or its committees; business combinations, reorganizations and/or restructuring programs, including, but not limited to reductions in force and early retirement incentives; currency fluctuations; any unusual, infrequent or non-recurring items, including, but not limited to, such items described in management’s discussion and analysis of financial condition and results of operations or the financial statements and/or notes thereto appearing in the Company’s annual report for the applicable period; and expenses related to goodwill and other intangible assets, stock offerings, stock repurchases and loan loss provisions. In addition, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Measures unsuitable, the Committee may in its discretion modify such Performance Measures or the related level or levels of achievement, in whole or in part, as the Committee deems appropriate and equitable, except in the case of a Qualified Performance-Based Award where such action would result in the loss of the otherwise available exemption of the award under Section 162(m)

“Performance Unit” means a Long-Term Performance Award denominated in dollar Units.

“Plan” means the TE Connectivity Ltd. 2024 Stock and Incentive Plan, as it may be amended from time to time.

“Premium-Priced Stock Option” means a Stock Option the Exercise Price of which is fixed by the Committee at a price that exceeds the Fair Market Value of a Share on the Date of Grant.

“Prior Plan” means the TE Connectivity Ltd. 2007 Stock and Incentive Plan, as amended from time to time.

“Qualified Performance-Based Compensation” means any Performance Bonus, Long-Term Performance Award or Performance Units to a Key Employee that is intended to satisfy the requirements for “qualified performance-based compensation” under Section 162(m).

“Reporting Person” means a Director or an Employee who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

“Restricted Stock” means Shares issued pursuant to Section 4.6 that are subject to any restrictions that the Committee, in its discretion, may impose.

“Restricted Unit” means a Unit granted under Section 4.6 to acquire Shares or an equivalent amount in cash, which Unit is subject to any restrictions that the Committee, in its discretion, may impose.

“Retirement” or “Retired” means Termination of Employment on or after a Participant has attained age 55 and has completed at least five years of service, provided that the sum of the Participant’s age and years of service with the Company is 65 or higher, or such other definition as may be set forth in an applicable Award Certificate.

“Retirement Notice” means a written notice provided by a Participant to the Company of the Participant’s Retirement at least six months (or one year in the case of a Band 0, Band 1 or Band 2 Employee) prior to the Participant’s Termination of Employment as a result of Retirement.

“Section 162(m)” means Section 162(m) of the Code as in effect prior to its amendment by the Tax Cuts and Jobs Act, P.L. 115-97, and all references in the Plan to sections or subsections of Section 162(m) shall be construed accordingly.

“Securities Act” means the United States Securities Act of 1933, as amended.

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“Share” means a share of Common Stock.

“Stock Appreciation Right” means a right granted under Section 4.3 to an amount in cash or Shares equal to any difference between the Fair Market Value of the Shares as of the date on which the right is exercised and the Exercise Price, where the amount of Shares attributable to each Stock Appreciation Right is set forth on the Date of Grant.

“Stock-Based Award” means an Award granted under Section 4.6 and denominated in Shares.

“Stock Option” means a right granted under Section 4.3 to purchase from the Company a stated number of Shares at a specified price. Stock Options awarded under the Plan may be in the form of Incentive Stock Options or Nonqualified Stock Options.

“Subsidiary” means a subsidiary company (wherever incorporated or otherwise established) of the Company; provided, that in the case of any Award that provides deferred compensation subject to Code Section 409A, “Subsidiary” shall not include any subsidiary company as defined above unless such company is within a controlled group of corporations with the Company as defined in Code Sections 1563(a)(1), (2) and (3) where the phrase “at least 50%” is substituted in each place “at least 80%” appears or is with the Company part of a group of trades or businesses under common control as defined in Code Section 414(c) and Treas. Reg. § 1.414(c)-2 where the phrase “at least 50%” is substituted in each place “at least 80%” appears, provided, however, that when the relevant determination is to be based upon legitimate business criteria (as described in Treas. Reg. § 1.409A-1(b)(5)(iii)(E) and § 1.409A-1(h)(3)), and subject to Applicable Law, the phrase “at least 20%” shall be substituted in each place “at least 50%” appears as described above with respect to both a controlled group of corporations and trades or business under common control.

“Target Amount” means the amount of Performance Units that will be paid if the Performance Measure is fully (100%) attained, as determined by the Committee.

“Target Vesting Percentage” means the percentage of performance- based Restricted Units or Shares of Restricted Stock that will vest if the Performance Measure is fully (100%) attained, as determined by the Committee.

“Termination of Consultancy” means the date of cessation of a Consultant’s service relationship with the Company or a Subsidiary for any reason, with or without Cause, as determined by the Company; provided, that if and to the extent that any provision of this Plan or an Award Certificate would cause a payment of deferred compensation that is subject to Code Section 409A(a)(2) to be made upon the occurrence of a Termination of Consultancy or would change the timing and/or form of any payment of deferred compensation that is subject to Code Section 409A(a)(2) upon a person’s Termination of Consultancy, then such payment shall not be made or such change in timing and/or form of payment shall not occur, unless such Termination of Consultancy would be deemed a “separation from service” within the meaning of Code Section 409A(a)(2)(A)(i). For purposes of the Plan, a Termination of Consultancy will not be deemed to have occurred in the case of a Consultant who has terminated the service relationship with the Company or a Subsidiary but continues to provide services to the Company or a Subsidiary as an Employee or to the Company as a member of the Board in a non-executive board position. In such case, the Consultant’s termination date for purposes of the vesting, exercise and other applicable provisions of the Plan shall mean the Termination of Employment, or as applicable, the Termination of Directorship, unless otherwise required by Section 409A of the Code.

“Termination of Directorship” means the date of cessation of a Director’s membership on the Board for any reason, with or without Cause, as determined by the Company; provided, that if and to the extent that any provision of this Plan or an Award Certificate would cause a payment of deferred compensation that is subject to Code Section 409A(a)(2) to be made upon the occurrence of a Termination of Directorship or would change the timing and/or form of any payment of deferred

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compensation that is subject to Code Section 409A(a)(2) upon a person’s Termination of Directorship, then such payment shall not be made, or such change in timing and/or form of payment shall not occur, unless such Termination of Directorship would be deemed a “separation from service” within the meaning of Code Section 409A(a)(2)(A)(i), and shall not include any services provided in the capacity of an employee or otherwise.

“Termination of Employment” means the date of cessation of an Employee’s employment relationship with the Company or a Subsidiary for any reason, with or without Cause, as determined by the Company; provided, that if and to the extent that any provision of this Plan or an Award Certificate would cause a payment of deferred compensation that is subject to Code Section 409A(a)(2) to be made upon the occurrence of a Termination of Employment or would change the timing and/or form of any payment of deferred compensation that is subject to Code Section 409A(a)(2) upon a person’s Termination of Employment, then such payment shall not be made or such change in timing and/or form of payment shall not occur, unless such Termination of Employment would be deemed a “separation from service” within the meaning of Code Section 409A(a)(2)(A)(i). For purposes of the Plan, a Termination of Employment will not be deemed to have occurred in the case of an Employee who has terminated the employment relationship with the Company or a Subsidiary but continues to provide services to the Company as a member of the Board in a non-executive board position or to the Company or a Subsidiary as a Consultant. In such case, the Employee’s termination date for purposes of the vesting, exercise and other applicable provisions of the Plan shall mean the Termination of Directorship, or as applicable, the Termination of Consultancy, unless otherwise required by Section 409A of the Code.

“Unit” means, for purposes of Performance Units, the potential right to an Award equal to a specified amount denominated in such form as is deemed appropriate in the discretion of the Committee and, for purposes of Restricted Units or Deferred Stock Units, the potential right to acquire one Share.

ARTICLE III

ADMINISTRATION

3.1 Committee. The Plan will be administered by the Committee.

3.2 Authority of the Committee. The Committee or, to the extent required by applicable law, the Board will have the authority, in its sole and absolute discretion and subject to the terms of the Plan, to:

(a)Interpret and administer the Plan and any Award Certificate, instrument or agreement relating to the Plan;

(b)Prescribe the rules and regulations that it deems necessary for the proper operation and administration of the Plan, and amend or rescind any existing rules or regulations relating to the Plan;

(c)Select Employees or other recipients to receive Awards under the Plan;

(d)Determine the form of an Award, the number of Shares subject to each Award, all the terms and conditions of an Award, including, without limitation, the conditions on exercise or vesting (subject to Section 7.7), the designation of Stock Options as Incentive Stock Options or Nonqualified Stock Options, and the circumstances in which an Award may be settled in cash or Shares or may be cancelled, forfeited or suspended, and the terms of the Award Certificate;

(e)Determine whether Awards will be granted singly, in combination or in tandem;

(f)Establish and interpret Performance Measures (or, as applicable, other performance criteria) in connection with Performance Bonuses and Long-Term Performance Awards, evaluate the

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level of performance over a Performance Cycle and certify the level of performance attained with respect to Performance Measures (or other performance criteria, as applicable);

(g)Except as provided in Section 6.1, waive or amend any terms, conditions, restrictions, vesting requirements, or limitations on an Award, except that the prohibition on the repricing of Stock Options and Stock Appreciation Rights, as described in Section 4.3(g), may not be waived and further provided that any such waiver or amendment shall either comply with the requirements of Code Section 409A or preserve any exemption from the application of Code Section 409A;

(h)Make any adjustments to the Plan (including but not limited to adjustment of the number of Shares available under the Plan or any Award) and any Award granted under the Plan as may be appropriate pursuant to Section 5.3;

(i)Determine and set forth in the applicable Award Certificate the circumstances under which Awards may be deferred and the extent to which a deferral will be credited with Dividend Equivalents and interest thereon;

(j)Establish any subplans and make any modifications to the Plan or to Awards made hereunder (including the establishment of terms and conditions not otherwise inconsistent with the terms of the Plan) that the Committee may determine to be necessary or advisable for grants made in countries outside the United States to comply with, or to achieve favorable tax treatment under, Applicable Laws;

(k)Appoint such agents as it shall deem appropriate for proper administration of the Plan; and

(l)Take any and all other actions it deems necessary or advisable for the proper operation or administration of the Plan.

3.3 Effect of Determinations. All determinations of the Committee (or any applicable delegates) will be final, binding and conclusive on all persons having an interest in the Plan.

3.4 Delegation of Authority. The Board or, if permitted under Applicable Laws, the Committee, in its discretion and consistent with Applicable Laws, may delegate to the Chief Executive Officer of the Company or any other officer or group of officers as it deems to be advisable, the authority to select Employees to receive an Award and to determine the number of Shares under any such Award, subject to any terms and conditions that the Board or the Committee, as appropriate, may establish. When the Board or the Committee delegates authority pursuant to the foregoing sentence, it will limit, in its discretion, the number of Shares or aggregate value that may be subject to Awards that the delegate may grant. Only the Committee will have authority to grant and administer Awards to Directors, Key Employees and other Reporting Persons or to delegates of the Committee, and to establish and certify Performance Measures. To the extent that authority has been delegated by the Board or Committee in accordance with this Section 3.4, references to the “Committee” herein shall include such delegate.

3.5 Retention of Advisors. The Committee may retain attorneys, consultants, accountants and other advisors, and the Committee, the Company and the officers and directors of the Company may rely upon the advice, opinions or valuations of the advisors retained.

3.6 No Liability. No member of the Committee or any person acting as a delegate of the Committee with respect to the Plan will be liable for any losses resulting from any action, interpretation or construction made in good faith with respect to the Plan or any Award granted under the Plan.

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ARTICLE IV

AWARDS

4.1 Eligibility. All Employees, Directors and Consultants are eligible to be designated to receive Awards granted under the Plan, except as otherwise provided in this Article IV.

4.2 Form of Awards. Awards will be in the form determined by the Committee, in its discretion, and will be evidenced by an Award Certificate. Awards may be granted singly or in combination or in tandem with other Awards.

4.3 Stock Options and Stock Appreciation Rights. The Committee may grant Stock Options and Stock Appreciation Rights under the Plan to those Employees or Consultants whom the Committee may from time to time select, in the amounts and pursuant to the other terms and conditions that the Committee, in its discretion, may determine and set forth in the Award Certificate, subject to the provisions below:

(a) Form. Stock Options granted under the Plan will, at the discretion of the Committee and as set forth in the Award Certificate, be in the form of Incentive Stock Options, Nonqualified Stock Options or a combination of the two. If an Incentive Stock Option and a Nonqualified Stock Option are granted to the same Participant under the Plan at the same time, the form of each will be clearly identified, and they will be deemed to have been granted in separate grants. In no event will the exercise of one Award affect the right to exercise the other Award. Stock Appreciation Rights may be granted either alone or in connection with concurrently or previously granted Nonqualified Stock Options.

(b) Exercise Price. The Committee will set the Exercise Price of Fair Market Value Stock Options or Stock Appreciation Rights granted under the Plan at a price that is not less than the Fair Market Value of a Share on the Date of Grant, subject to adjustment as provided in Section 5.3. The Committee will set the Exercise Price of Premium-Priced Stock Options at a price that is higher than the Fair Market Value of a Share as of the Date of Grant, provided that such price is no higher than 150 percent of such Fair Market Value. The Exercise Price of Incentive Stock Options will be equal to or greater than 110 percent of the Fair Market Value of a Share as of the Date of Grant if the Participant receiving the Stock Options owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company, as defined in Section 424 of the Code. The Exercise Price of a Stock Appreciation Right granted in tandem with a Stock Option will equal the Exercise Price of the related Stock Option. The Committee will set forth the Exercise Price of a Stock Option or Stock Appreciation Right in the Award Certificate. Stock Options granted under the Plan will, at the discretion of the Committee and as set forth in the Award Certificate, be Fair Market Value Stock Options, Premium-Priced Stock Options or a combination of Fair Market Value Stock Options and Premium- Priced Stock Options.

(c) Term and Timing of Exercise. Each Stock Option or Stock Appreciation Right granted under the Plan will be exercisable in whole or in part, subject to the following conditions, unless determined otherwise by the Committee:

(i)The Committee will determine and set forth in the Award Certificate the date on which any Award of Stock Options or Stock Appreciation Rights to a Participant may first be exercised. Unless the applicable Award Certificate provides otherwise, a Stock Option or Stock Appreciation Right will become vested and exercisable in equal annual installments over a period of four years beginning immediately after the date on which the Stock Option or Stock Appreciation Right was granted. The right to exercise a Stock Option or Stock Appreciation Right will lapse no later than 10 years after the Date of Grant (or five years in the case of an Incentive Stock Option granted to an Employee who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company, as defined in Section 424 of the Code), except to the extent necessary to comply with Applicable Laws outside of the United States or to preserve the tax advantages of the Award outside the United States.

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(ii)Unless the applicable Award Certificate provides otherwise, upon the death or Disability of a Participant who has outstanding Stock Options or Stock Appreciation Rights, the unvested Stock Options or Stock Appreciation Rights will become fully vested and will lapse, and will not thereafter be exercisable, upon the earlier of (A) their original expiration date or (B) the date that is three years after the date on which the Participant dies or incurs a Disability.

(iii)Unless the applicable Award Certificate provides otherwise, upon the Retirement of a Participant, provided that the Participant has provided Retirement Notice in the case of a voluntary Termination of Employment relating to Retirement, the Participant’s Stock Options and Stock Appreciation Rights will continue to vest under the terms and conditions of the Stock Option and Stock Appreciation Right following the Termination of Employment to the same extent the Participant would have vested had the Participant not had a Termination of Employment, provided that the Participant continues to satisfy all other applicable conditions as may be established by the Committee on or prior to the date of the Termination of Employment with respect to such continued vesting. Unless the Award Certificate provides otherwise, such Participant’s Stock Options and Stock Appreciation Rights will lapse, and will not thereafter be exercisable, upon the earlier of (A) their original expiration date or (B) five years after Termination of Employment.

(iv)Upon the Termination of Employment of a Participant that does not meet the requirements of paragraphs (ii) or (iii) above, or as otherwise provided in Section 5.4 (Change in Control), any unvested Stock Options or Stock Appreciation Rights will be forfeited unless the Award Certificate provides otherwise. Any Stock Options or Stock Appreciation Rights that are vested as of such Termination of Employment will lapse, and will not thereafter be exercisable, upon the earlier of (A) their original expiration date or (B) the date that is ninety (90) days after the date of such Termination of Employment unless the Award Certificate provides otherwise.

(v)Stock Options and Stock Appreciation Rights of a deceased Participant may be exercised only by the estate of the Participant or by the person given authority to exercise the Stock Options or Stock Appreciation Rights by the Participant’s will or by operation of law. If a Stock Option or Stock Appreciation Right is exercised by the executor or administrator of a deceased Participant, or by the person or persons to whom the Stock Option or Stock Appreciation Right has been transferred by the Participant’s will or the applicable laws of descent and distribution, the Company will be under no obligation to deliver Shares or cash until the Company is satisfied that the person exercising the Stock Option or Stock Appreciation Right is the duly appointed executor or administrator of the deceased Participant or the person to whom the Stock Option or Stock Appreciation Right has been transferred by the Participant’s will or by applicable laws of descent and distribution.

(vi)A Stock Appreciation Right granted in tandem with a Stock Option is subject to the same terms and conditions as the related Stock Option and will be exercisable only to the extent that the related Stock Option is exercisable.

(d) Payment of Exercise Price. The Exercise Price of a Stock Option must be paid in full when the Stock Option is exercised. Stock certificates will be registered and delivered only upon receipt of payment. Payment of the Exercise Price may be made in cash or by certified check, bank draft, wire transfer, or postal or express money order, provided that the format is approved by the Company or a designated third-party administrator. The Committee, in its discretion may also allow payment to be made by any of the following methods, as set forth in the Award Certificate:

(i)Delivering a properly executed exercise notice to the Company or its agent, together with irrevocable instructions to a broker to deliver to the Company, within the typical settlement cycle for the sale of equity securities on the relevant trading market (or otherwise in accordance with the provisions of Regulation T issued by the Federal Reserve Board), the

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amount of sale proceeds with respect to the portion of the Shares to be acquired having a Fair Market Value on the date of exercise equal to the sum of the applicable portion of the Exercise Price being so paid;

(ii)Tendering (actually or by attestation) to the Company previously acquired, and that have a Fair Market Value on the day prior to the date of exercise equal to the applicable portion of the Exercise Price being so paid, provided that the Board has specifically approved the repurchase of such Shares (unless such approval is not required by the terms of the bye-laws of the Company) and the Committee has determined that, as of the date of repurchase, the Company is, and after the repurchase will continue to be, able to pay its liabilities as they become due; or

(iii)Provided such payment method has been expressly authorized by the Board or the Committee in advance and subject to any requirements of Applicable Laws, instructing the Company to reduce the number of Shares that would otherwise be issued by such number of Shares as have in the aggregate a Fair Market Value on the date of exercise equal to the applicable portion of the Exercise Price being so paid.

(e) Incentive Stock Options. Incentive Stock Options granted under the Plan will be subject to the following additional conditions, limitations and restrictions:

(i)Eligibility. Incentive Stock Options may be granted only to Employees of the Company or a Subsidiary that is a subsidiary or parent corporation of the Company, within the meaning of Section 424 of the Code.

(ii)Timing of Grant. No Incentive Stock Option will be granted under the Plan after December 12, 2033.

(iii)Amount of Award. Subject to Section 5.3, no more than 10 million Shares may be available for grant in the form of Incentive Stock Options. The aggregate Fair Market Value (as of the Date of Grant) of the Shares with respect to which the Incentive Stock Options awarded to any Employee first become exercisable during any calendar year may not exceed $100,000 (U.S.). For purposes of this $100,000 (U.S.) limit, the Employee’s Incentive Stock Options under this Plan and all other plans maintained by the Company and its Subsidiaries will be aggregated. To the extent any Incentive Stock Option would exceed the $100,000 (U.S.) limit, the Incentive Stock Option will afterwards be treated as a Nonqualified Stock Option for all purposes to the extent required by the Code.

(iv)Timing of Exercise. If the Committee exercises its discretion in the Award Certificate to permit an Incentive Stock Option to be exercised by a Participant more than three months after the Participant has ceased being an Employee (or more than 12 months if the Participant is permanently and totally disabled, within the meaning of Section 22(e) of the Code), the Incentive Stock Option will afterwards be treated as a Nonqualified Stock Option to the extent required by the Code. For purposes of this paragraph (iv), an Employee’s employment relationship will be treated as continuing intact while the Employee is on military leave, sick leave or another approved leave of absence if the period of leave does not exceed 90 days, or a longer period to the extent that the Employee’s right to reemployment with the Company or a Subsidiary is guaranteed by statute or by contract. If the period of leave exceeds 90 days and the Employee’s right to reemployment is not guaranteed by statute or contract, the employment relationship will be deemed to have ceased on the 91st day of the leave.

(v)Transfer Restrictions. In no event will the Committee permit an Incentive Stock Option to be transferred by an Employee other than by will or the laws of descent and distribution, and any Incentive Stock Option awarded under this Plan will be exercisable only by the Employee during the Employee’s lifetime.

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(f) Exercise of Stock Appreciation Rights. Upon exercise of a Participant’s Stock Appreciation Rights, the Company will pay cash or Shares or a combination of cash and Shares, in the discretion of the Committee and as described in the Award Certificate. Cash payments will be equal to the excess of the Fair Market Value of a Share on the date of exercise over the Exercise Price, for each Share for which a Stock Appreciation Right was exercised. If Shares are paid for the Stock Appreciation Right, the Participant will receive a number of whole Shares equal to the quotient of the cash payment amount divided by the Fair Market Value of a Share on the date of exercise.

(g) No Repricing. Except as otherwise provided in Section 5.3, in no event will the Committee (i) decrease the Exercise Price of a Stock Option or Stock Appreciation Right after the Date of Grant or (ii) at a time when the Exercise Price of a Stock Option or Stock Appreciation Right exceeds the Fair Market Value of the underlying Shares, cancel such Stock Option or Stock Appreciation Right in exchange for a cash payment or for a grant of replacement Stock Options or Stock Appreciation Rights with a lower Exercise Price than that of the replaced Stock Options or Stock Appreciation Rights or for other Awards, without first obtaining the approval of the holders of a majority of the Shares who are present in person or by proxy at a meeting of the Company’s shareholders and entitled to vote.

4.4 Performance Bonuses. The Committee may grant Performance Bonuses under the Plan in the form of cash or Shares to the Reporting Persons and Key Employees that the Committee may from time to time select, in the amounts and pursuant to the terms and conditions that the Committee may determine and set forth in the Award Certificate, subject to the provisions below:

(a) Performance Cycles. Performance Bonuses will be awarded in connection with a 12-month (or such shorter or longer period as determined by the Committee) Performance Cycle, which will be, or will be determined with reference to, the fiscal year of the Company.

(b) Eligible Participants. The Committee will determine the Reporting Persons and Key Employees who will be eligible to receive a Performance Bonus that are Qualified Performance-Based Awards under the Plan within 90 days after the commencement of the relevant Performance Cycle (or such other date as may be required or permitted under applicable regulations under Section 162(m)).

(c) Performance Measures; Targets; Award Criteria.

(i)For Performance Bonuses that are Qualified Performance-Based Awards, within 90 days after the commencement of a Performance Cycle (or such other date as may be required or permitted under Section 162(m)), and while the attainment of the Performance Measures remains substantially uncertain, the Committee will fix and establish in writing (A) the Performance Measures that will apply to that Performance Cycle; (B) the Target Amount payable to each Participant; and (C) subject to subsection (d) below, the criteria for computing the amount that will be paid with respect to each level of attained performance. The Committee will also set forth the minimum level of performance, based on objective factors, during the Performance Cycle before any Performance Bonus will be paid and the percentage of the Target Amount that will become payable upon attainment of various levels of performance that equal or exceed the minimum required level.

(ii)The Committee may, in its discretion, select Performance Measures that measure the performance of the Company or one or more business units, divisions or Subsidiaries of the Company. The Committee may select Performance Measures that are absolute or relative to the performance of one or more comparable companies or an index of comparable companies.

(iii)The Committee, in its discretion, may, on a case-by-case basis, modify the amount payable to any Reporting Person or Key Employee with respect to any given Performance Cycle, provided, however, that with respect to Qualified Performance-Based Awards, the amount payable under any such Award may not be increased and no reduction will result in an increase in the amount payable under any Performance Bonus of another Key Employee.

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(d) Payment, Certification. No Performance Bonus pursuant to a Qualified Performance-Based Award will vest until the Committee certifies in writing the level of performance attained for the Performance Cycle in relation to the applicable Performance Measures.

(e) Form of Payment. Performance Bonuses will be paid in cash or Shares. All such Performance Bonuses shall be paid no later than the 15th day of the third month following the end of the calendar year (or, if later, following the end of the Company’s fiscal year) in which such Performance Bonuses are no longer subject to a substantial risk of forfeiture (as determined for purposes of Section 409A of the Code), except to the extent that a Participant has elected to defer payment under the terms of a duly authorized deferred compensation arrangement in which case the terms of such arrangement shall govern.

(f) Section 162(m). It is the intent of the Company that Performance Bonuses that are Qualified Performance-Based Awards satisfy the requirements for “performance-based compensation” for purposes of Section 162(m), that this Section 4.4 be interpreted in a manner that permits such Awards to satisfy the applicable requirements of Section 162(m)(C), and that the Plan be operated so that the Company may take a full tax deduction for Performance Bonuses that are Qualified Performance-Based Awards. If any provision of this Plan or any Performance Bonus would otherwise frustrate or conflict with this intent, the provision will be interpreted and deemed amended so as to avoid this conflict.

(g) Retirement, Death, Disability and Other Events. Unless otherwise determined by the Committee, if a Participant would be entitled to a Performance Bonus but for the fact that the Participant’s employment with the Company terminated prior to the end of the Performance Cycle as a result of the Participant’s Retirement, death or Disability, or such other event as designated by the Committee, the Participant may, in the Committee’s discretion, receive a Performance Bonus Award, prorated for the portion of the Performance Cycle that the Participant completed and which is payable at the same time after the end of the Performance Cycle that payments to other Performance Bonus Award recipients are made.

4.5 Long-Term Performance Awards. The Committee may grant Long-Term Performance Awards under the Plan in the form of Performance Units, Restricted Units or Restricted Stock to any Employee who the Committee may from time to time select, in the amounts and pursuant to the terms and conditions that the Committee may determine and set forth in the Award Certificate, subject to the provisions below:

(a) Performance Cycles. Long-Term Performance Awards will be awarded in connection with a Performance Cycle, as determined by the Committee in its discretion, provided, however, that a Performance Cycle may be no shorter than 12 months (or such shorter period as determined by the Committee, subject to Section 7.7) and no longer than 5 years.

(b) Eligible Participants. The Committee will determine the Employees who will be eligible to receive a Long-Term Performance Award for the Performance Cycle that are Qualified Performance-Based Awards within 90 days after the commencement of the relevant Performance Cycle (or such other date as may be required or permitted under Section 162(m)), provided that the Committee may determine the eligibility of a Participant who receives a Long-Term Performance Award for the Performance Cycle that is not a Qualified Performance-Based Award after the expiration of the 90-day period.

(c) Performance Measures; Targets; Award Criteria.

(i)For Long-Term Performance Awards that are Qualified Performance-Based Awards, within 90 days after the commencement of a Performance Cycle (or such other date as may be required or permitted under Section 162(m)), and while the attainment of the Performance Measures remains substantially uncertain, the Committee will fix and establish in writing (A) the Performance Measures that will apply to that Performance Cycle; (B) with respect to Performance Units, the Target Amount payable to each Participant; (C) with respect to Restricted Units and Restricted Stock, the Target Vesting Percentage for each Participant; and (D) subject to subsection (d) below, the criteria

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for computing the amount that will be paid or will vest with respect to each level of attained performance. The Committee may also set forth the minimum level of performance, based on objective factors, that must be attained during the Performance Cycle before any Long-Term Performance Award will be paid or vest, and the percentage of Performance Units that will become payable and the percentage of performance-based Restricted Units or Shares of Restricted Stock that will vest upon attainment of various levels of performance that equal or exceed the minimum required level.

(ii)The Committee may, in its discretion, select Performance Measures that measure the performance of the Company or one or more business units, divisions or Subsidiaries of the Company. The Committee may select Performance Measures that are absolute or relative to the performance of one or more comparable companies or an index of comparable companies.

(iii)The Committee, in its discretion, may, on a case-by-case basis, modify the amount of Long-Term Performance Awards payable to any Key Employee with respect to any given Performance Cycle, provided, however, that with respect to Qualified Performance-Based Awards, the amount payable under any such Award may not be increased and no reduction will result in an increase in the dollar amount or number of Shares payable under any Long-Term Performance Award of another Key Employee.

(iv)With respect to a Long-Term Performance Award (or any portion thereof) that is not a Qualified Performance-Based Award, the Committee may establish, in its discretion, performance criteria other than the Performance Measures that will be applicable for the Performance Cycle.

(d) Payment, Certification. No Long-Term Performance Award granted pursuant to a Qualified Performance-Based Award will vest with respect to any Employee until the Committee certifies in writing the level of performance attained for the Performance Cycle in relation to the applicable Performance Measures. Long-Term Performance Awards that are not Qualified Performance-Based will be based on the Performance Measures, or other applicable performance criteria, and payment formulas that the Committee, in its discretion, may establish for these purposes. These Performance Measures, or other performance criteria, and formulas may be the same as or different than the Performance Measures and formulas that apply to Qualified Performance-Based Awards.

(e) Form of Payment. Long-Term Performance Awards in the form of Performance Units may be paid in cash or full Shares, in the discretion of the Committee, and as set forth in the Award Certificate. Performance-based Restricted Units and Restricted Stock will be paid in full Shares. Unless otherwise determined by the Committee, payment with respect to any fractional Share will be in cash in an amount based on the Fair Market Value of the Share as of the date the Performance Unit becomes payable. All such Long-Term Performance Awards shall be paid no later than the 15th day of the third month following the end of the calendar year (or, if later, following the end of the Company’s fiscal year) in which such Long-Term Performance Awards are no longer subject to a substantial risk of forfeiture (as determined for purposes of Code Section 409A), except to the extent that a Participant has elected to defer payment under the terms of a duly authorized deferred compensation arrangement, in which case the terms of such arrangement shall govern.

(f) Section 162(m). It is the intent of the Company that Long-Term Performance Awards that are Qualified Performance-Based Awards satisfy the requirements for “performance-based compensation” for purposes of Section 162(m), that this Section 4.5 be interpreted in a manner that permits such Awards to satisfy the applicable requirements of Section 162(m)(C) with respect to Long-Term Performance awards made to Key Employees, and that the Plan be operated so that the Company may take a full tax deduction for Long-Term Performance Awards that are Qualified Performance-Based Awards. If any provision of this Plan or any Long-Term Performance Award would otherwise frustrate or conflict with this intent, the provision will be interpreted and deemed amended so as to avoid this conflict.

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(g) Retirement, Death, Disability and Other Events. Unless the Award Certificate provides otherwise, if a Participant would be entitled to a Long-Term Performance Award but for the fact that the Participant’s employment with the Company terminated prior to the end of the Performance Cycle as a result of the Participant’s death or Disability, or such other event as designated by the Committee, the Participant may, in the Committee’s discretion, receive a Long-Term Performance Award, prorated for the portion of the Performance Cycle that the Participant completed and payable at the same time after the end of the Performance Cycle that payments to other Long-Term Performance Award recipients are made. Unless the Award Certificate provides otherwise, if a Participant would be entitled to a Long-Term Performance Award but for the fact that the Participant’s employment with the Company terminated prior to the end of the Performance Cycle as a result of the Participant’s Retirement, provided that the Participant has provided Retirement Notice in the case of a voluntary Termination of Employment relating to Retirement, the Long-Term Performance Award will continue to vest under the terms and conditions of the Award Certificate following the Termination of Employment to the same extent the Participant would have vested had the Participant not had a Termination of Employment, and such Long-Term Performance Award will be payable at the same time after the end of the Performance Cycle that payments to other Long-Term Performance Award recipients are made, provided that the Participant continues to satisfy all other applicable conditions as may be established by the Committee on or prior to the date of the Retirement with respect to such continued vesting.

(h) Dividends and Dividend Equivalents. In the event of a payment of dividends on Common Stock, the Committee may credit Long-Term Performance Awards made under this Section 4.5 with Dividend Equivalents in accordance with terms and conditions established in the discretion of the Committee. Dividend Equivalents will be subject to the same vesting requirements as the underlying Long-Term Performance Award and will become payable or deliverable only to the extent that the underlying Long-Term Performance Award vests and becomes payable or deliverable. In no event will Dividend Equivalents be payable or deliverable prior to the vesting date of the underlying Long-Term Performance Award. The number of any Dividend Equivalents credited to a Participant’s Award upon the payment of a dividend on Common Shares will be equal to the quotient produced by dividing the cash value of the dividend by the Fair Market Value of one Share as of the date the dividend is paid.

4.6 Other Stock-Based Awards. The Committee may, from time to time, grant Awards (other than Stock Options, Stock Appreciation Rights, Performance Bonuses or Long-Term Performance Awards) to any Employee or Consultant who the Committee may from time to time select, which Awards consist of, or are denominated in, payable in, valued in whole or in part by reference to, or otherwise related to, Shares. These Awards may include, among other forms, Restricted Stock, Restricted Units, or Deferred Stock Units. The Committee will determine, in its discretion, the terms and conditions that will apply to Awards granted pursuant to this Section 4.6, which terms and conditions will be set forth in the applicable Award Certificate.

(a) Vesting. Unless the Award Certificate provides otherwise, restrictions on Stock-Based Awards granted under this Section 4.6 will lapse in equal annual installments over a period of four years beginning immediately after the Date of Grant. If the restrictions on Stock-Based Awards have not lapsed or been satisfied as of the Participant’s Termination of Employment, the Shares will be forfeited by the Participant if the termination is for any reason other than the Retirement, death or Disability of the Participant or a Change in Control, unless as otherwise provided in the Award Certificate. Unless the Award Certificate provides otherwise, (i) all restrictions on Stock-Based Awards granted pursuant to this Section 4.6 will lapse upon the death or Disability of the Participant, (ii) in the event of Retirement, provided that the Participant has provided Retirement Notice in the case of a voluntary Termination of Employment relating to Retirement, the Award will continue to vest under the terms and conditions of the Award Certificate following the Termination of Employment to the same extent the Participant would have vested had the Participant not had a Termination of Employment, provided that the Participant continues to satisfy all other applicable conditions as may be established by the Committee on or prior to the date of Retirement with respect to such continued vesting, and (iii) in the event of a Change in Control, Stock-Based Awards will be treated in accordance with Section 5.4. The vesting period for Stock-Based Awards will be subject to Section 7.7.

(b) Grant of Restricted Stock. The Committee may grant Restricted Stock to any Employee or Consultant, which Shares will be registered in the name of the Participant and held for the Participant by the

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Company. The Participant will have all rights of a shareholder with respect to the Shares, including the right to vote and to receive dividends or other distributions, except that the Shares may be subject to a vesting schedule and will be forfeited if the Participant attempts to sell, transfer, assign, pledge or otherwise encumber or dispose of the Shares before the restrictions are satisfied or lapse.

(c) Grant of Restricted Units. The Committee may grant Restricted Units to any Employee or Consultant, which Units will be paid in cash or whole Shares or a combination of cash and Shares, as determined in the discretion of the Committee. The Committee will determine the terms and conditions applicable to the grant of Restricted Units, which terms and conditions will be set forth in the Award Certificate. For each Restricted Unit that vests, one Share will be paid or an amount in cash equal to the Fair Market Value of a Share, as set forth in the Award Certificate, will be delivered to the Participant on the applicable delivery date.

(d) Grant of Deferred Stock Units. The Committee may grant Deferred Stock Units to any Employee or Consultant, which Units will be paid in whole Shares upon the Employee’s Termination of Employment or upon the Consultant's Termination of Consultancy if the restrictions on the Units have lapsed. One Share will be paid for each Deferred Stock Unit that becomes payable.

(e) Dividends and Dividend Equivalents. In the event of a payment of dividends on Common Stock, the Committee may credit Other Stock-Based Awards made under this Section 4.6 with Dividend Equivalents in accordance with terms and conditions established in the discretion of the Committee. Dividend Equivalents will be subject to the same vesting requirements as the underlying Other Stock-Based Award and will become payable or deliverable only to the extent that the underlying Other Stock-Based Award vests and becomes payable or deliverable. In no event will Dividend Equivalents be payable or deliverable prior to the vesting date of the underlying Other Stock-Based Award. The number of any Dividend Equivalents credited to a Participant’s Award upon the payment of a dividend on Common Shares will be equal to the quotient produced by dividing the cash value of the dividend by the Fair Market Value of one Share as of the date the dividend is paid.

4.7 Director Awards.

(a)The Committee may grant Deferred Stock Units to each Director in such an amount as the Board, in its discretion, may approve in advance. Each such Deferred Stock Unit will vest as determined by the Committee and set forth in the Award Certificate and will be paid in Shares within 30 days following the recipient’s Termination of Directorship, subject to deferral under any applicable deferred compensation plan approved by the Committee, in which case the terms of such arrangement shall govern. Dividend Equivalents or additional Deferred Stock Units will be credited to each Director’s account when dividends are paid on Common Stock to the shareholders, and will be paid to the Director at the same time that the Deferred Stock Units are paid to the Director.

(b)The Committee may grant Director Shares to each Director in such amounts as the Board, in its discretion, may approve in advance.

(c)The Committee may, in its discretion, grant Stock Options, Stock Appreciation Rights and other Stock-Based Awards to Directors.

4.8 Substitute Awards. The Committee may make Awards under the Plan to Acquired Grantees through the assumption of, or in substitution for, outstanding stock-based awards previously granted to such Acquired Grantees by the Acquired Company. Such assumed or substituted Awards will be subject to the terms and conditions of the original awards made by the Acquired Company (and therefore may differ from the terms of the Plan), with such adjustments therein as the Committee considers appropriate to give effect to the relevant provisions of any agreement for the acquisition of the Acquired Company, provided that any such adjustment with respect to Nonqualified Stock Options and Stock Appreciation Rights shall satisfy the requirements of Treas. Reg. § 1.409A-1(b)(5)(v)(D) and otherwise ensure that such awards continue to be exempt from Code Section 409A and provided that any adjustment to Awards that are subject to Code Section 409A is in compliance with Code Section 409A. Any grant of Incentive Stock Options pursuant to this Section 4.8 will be made in accordance with Section 424 of the Code.

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4.9 Limit on Individual Grants. Subject to Sections 5.1 and 5.3, no Employee may be granted more than 6 million Shares over any calendar year pursuant to Awards of Stock Options, Stock Appreciation Rights and performance-based Restricted Stock and performance-based Restricted Units, except that an incentive Award of no more than 10 million Shares may be made pursuant to Stock Options, Stock Appreciation Rights, performance-based Restricted Stock and performance-based Restricted Units (based upon the Award level as of the date of grant) to any person who has been hired within the calendar year as a Key Employee. The maximum amount that may be paid in cash or Shares pursuant to Performance Bonuses or Long-Term Performance Awards in the form of Performance Units to any one Employee is $50 million (U.S.) (based upon the Award level as of the Date of Grant) for any Performance Cycle of 12 months. For any longer Performance Cycle, this maximum will be adjusted proportionally.

4.10 Termination for Cause; Clawback. (a) Notwithstanding anything to the contrary herein, if a Participant incurs a Termination of Directorship or Termination of Employment for Cause, then all Stock Options, Stock Appreciation Rights, Performance Bonuses, Long-Term Performance Awards, Restricted Units, Restricted Stock and other Stock-Based Awards are subject to immediate cancellation at the discretion of the Company. The exercise of any Stock Option or Stock Appreciation Right or the payment of any Award may be delayed, in the Company’s discretion, in the event that a potential termination for Cause is pending, subject to ensuring an exemption from or compliance with Code Section 409A. If a Participant incurs a Termination of Employment for Cause, or the Company becomes aware (after the Participant’s Termination of Employment) of conduct on the part of the Participant that would be grounds for a Termination of Employment for Cause, then, as determined in the discretion of the Company, the Participant will be required to deliver to the Company (i) Shares (or, in the discretion of the Committee, cash) in an amount that is equal in value to the amount of any profit the Participant realized upon the exercise of an Option during the period beginning six (6) months prior to the Participant’s Termination of Employment and ending on the later of two (2) year anniversary of such Termination of Employment and the date the Participant fully exercised any Option granted hereunder; and (ii) the number of Shares (or, in the discretion of the Committee, the cash value of said shares) the Participant received for Restricted Shares, Restricted Units or other Stock-Based Awards that vested during the period described in (i) above.

(b)In addition, any Award Certificate (or any part thereof) may provide for the cancellation or forfeiture of an Award or the forfeiture and repayment to the Company of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee in accordance with any Company claw-back or forfeiture policy, as may be amended from time to time. Further, notwithstanding anything to the contrary herein, all Awards shall be subject to claw-back and forfeiture to the extent required by any Applicable Law, including, without limitation, in accordance with the Company's Incentive-Based Compensation Recovery Policy, as may be in effect from time to time, which may operate to create additional rights for the Company with respect to Awards and recovery of amounts relating thereto. By accepting Awards under the Plan, Participants agree and acknowledge that they are obligated to cooperate with, and provide any and all assistance necessary to, the Company to recover or recoup any award or amount paid under this Plan subject to claw-back pursuant to such law, government regulation, stock exchange listing requirement or Company policy. Such cooperation and assistance shall include, but is not limited to, executing, completing and submitting any documentation necessary to recover or recoup any award or amounts paid under this Plan from a Participant’s accounts, or pending or future compensation awards.

ARTICLE V

SHARES SUBJECT TO THE PLAN; ADJUSTMENTS

5.1 Shares Available. The Shares issuable under the Plan will be authorized but unissued Shares, and, to the extent permissible under applicable law, Shares acquired by the Company, any Subsidiary or any other person or entity designated by the Company. Subject to adjustment in accordance with Section 5.3, the aggregate number of Shares the shareholders of the Company have authorized for issuance under the Plan is equal to (a) 20,000,000 Shares, less (b) the number of shares subject to awards granted under the Prior Plan between January 4, 2024 and the Effective Date. Notwithstanding anything to the contrary in this Section 5.1, (i) when Shares are issued pursuant to a grant of Stock Options or Stock Appreciation Rights, the total number of Shares remaining available for grant will be decreased by one per Share issued, and (ii) when Shares are issued pursuant to a grant of Restricted Stock, Restricted Units, Deferred Stock Units,

2024 Annual General Meeting Proxy Statement	B-19

Performance Units or as payment of a Performance Bonus or other Stock-Based Award, the total number of Shares remaining available for grant will be decreased by a margin of at least 1.8 per Share issued.

5.2 Counting Rules. The following Shares related to Awards under this Plan may again be available for issuance under the Plan, in addition to the Shares described in Section 5.1:

(a)Shares related to Awards paid in cash;

(b)Shares related to Awards that expire, are forfeited or cancelled or terminate for any other reason without issuance of Shares, and provided that each such forfeited, cancelled or terminated Share that was originally issued pursuant to a grant of Restricted Stock, Restricted Units, Deferred Stock Units, Performance Units or as payment of a Performance Bonus or other Stock- Based Award shall be counted as 1.8 Shares;

(c)Any Shares issued in connection with Awards that are assumed, converted or substituted as a result of the acquisition of an Acquired Company by the Company or a combination of the Company with another company; and

(d)Any Shares of Restricted Stock that are returned to the Company upon a Participant’s Termination of Employment.

Shares that are (i) tendered by a Participant or withheld by the Company in payment of the exercise, base or purchase price relating to an Award, (ii) tendered by the Participant or withheld by the Company to satisfy any taxes or tax withholding obligations with respect to an Award, (iii) not issued or delivered as a result of the net settlement of an outstanding Stock Option or Stock Appreciation Right under the Plan, as applicable, or (iv) purchased on the open market by the Company with the cash proceeds received from the exercise of Stock Options, will not be available for future Awards under the Plan. In addition, in the case of the settlement of any stock-settled Stock Appreciation Right, the total number of Shares available for grant will be decreased by the total number of Shares underlying the Award, regardless of the number of Shares used to the Stock Appreciation Right on the day of settlement.

5.3 Adjustments. In the event of a change in the outstanding Shares by reason of a stock split, reverse stock split, dividend or other distribution (whether in the form of cash, Shares, other securities or other property), extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, reorganization, combination, repurchase or exchange of Shares or other securities or similar corporate transaction or event, the Committee shall make an appropriate adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Any such adjustment with respect to Nonqualified Stock Options and Stock Appreciation Rights shall satisfy the requirements of Treas. Reg. § 1.409A-1(b)(5)(v)(D) and otherwise ensure that such awards continue to be exempt from Code Section 409A, and any adjustment to Awards that are subject to Code Section 409A shall comply with Code Section 409A. Any adjustment made by the Committee under this Section 5.3 will be conclusive and binding for all purposes under the Plan.

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5.4 Change in Control.

(a)Unless otherwise provided under the terms of an applicable Award Certificate, (i) all outstanding Stock Options and Stock Appreciation Rights will become exercisable as of the effective date of a Participant’s Change in Control Termination if the Awards are not otherwise vested, and all conditions will be waived with respect to outstanding Restricted Stock, Restricted Units and other Stock-Based Awards (other than Long-Term Performance Awards) and Deferred Stock Units, and (ii) each Participant who has been granted a Performance Bonus or Long-Term Performance Award that is outstanding as of the date of such Participant’s Change in Control Termination will be deemed to have achieved a level of performance, as of the Change in Control Termination, that would cause all (100%) of the Participant’s Target Amounts to become payable, except with respect to portions of the Bonus or Award that have already been determined and certified by the Committee, in which case those portions of the Bonus or Award will become payable at the certified performance level. Unless the Committee determines otherwise in its discretion (either when the award is granted or any time thereafter), in the event that Awards outstanding as of the date of a Change in Control that are payable in shares of Company Common Stock will not be substituted with comparable awards payable or redeemable in shares of publicly-traded stock after the Change in Control, each such outstanding Award (i) will become fully vested (at target, where applicable) immediately prior to the Change in Control and (ii) each such Award that is a Stock Option will be settled in cash, without the Participant’s consent, for an amount equal to the amount that could have been attained upon the exercise of such Award immediately prior to the Change in Control had such Award been exercisable or payable at such time.

(b)In addition to or in lieu of the other actions described in Section 5.4(a), the Committee has the authority in the event of a Change in Control to exercise its discretion in good faith to take such other actions with respect to outstanding Awards as are deemed reasonable and appropriate under the circumstances to assure that the value of such Awards and Participants’ opportunities to recognize the value of such Awards are preserved. Such actions may be taken without the consent of the Participant and may include without limitation the following: (i) the Committee may determine that outstanding Stock Options and Stock Appreciation Rights shall be fully exercisable, and restrictions on Restricted Stock, Restricted Units, Deferred Stock Units and other Stock-Based Awards shall lapse, as of the date of the Change in Control or such other time (prior to a Participant’s Change in Control Termination) as the Committee determines appropriate under the existing circumstances, (ii) the Committee may require that a Participant surrender outstanding Stock Options and Stock Appreciation Rights in exchange for one or more payments by the Company, in cash or Common Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Common Stock subject to the Participant’s unexercised Stock Options and Stock Appreciation Rights exceeds the exercise price, if any, and on such terms as the Committee determines (it being understood that if the per share Fair Market Value is less than or equal to the per share exercise price, the Stock Option or Stock Appreciation Right, as applicable, shall be cancelled for no consideration), (iii) after giving Participants an opportunity to exercise their outstanding Stock Options and Stock Appreciation Rights, the Committee may terminate any or all unexercised Stock Options and Stock Appreciation Rights at such time as the Committee deems appropriate, (iv) the Committee may determine that Performance Bonuses and/or Long-Term Performance Awards will be paid out at their target level, in cash or Common Stock as determined by the Committee, or (v) the Committee may determine that Awards that remain outstanding after the Change in Control shall be converted to similar grants of, or assumed by, the surviving corporation (or a parent or subsidiary of the surviving corporation or successor). Such acceleration, surrender, termination, settlement or conversion shall take place as of the date of the Change in Control or such other date as the Committee may specify. The Committee may specify how an Award will be treated in the event of a Change in Control either when the Award is granted or at any time thereafter, including without limitation by approval of language included in an agreement entered into by the Company in connection with a Change in Control, except as otherwise provided herein.

5.5 Fractional Shares. In the discretion of the Committee, fractional Shares may be issued under the Plan. Except as otherwise provided in Section 4.5(e), if a Participant acquires the right to receive a fractional Share under the Plan, the Participant will receive, in lieu of the fractional Share, a full Share as of the date of settlement, unless otherwise provided by the Committee. Notwithstanding the foregoing, fractional shares may be issued to satisfy tax withholding.

2024 Annual General Meeting Proxy Statement	B-21

ARTICLE VI

AMENDMENT AND TERMINATION

6.1 Amendment. The Plan may be amended at any time and from time to time by the Board without the approval of shareholders of the Company, except that no material revision to the terms of the Plan will be effective until the amendment is approved by the shareholders of the Company. A revision is “material” for this purpose if, among other changes, it materially increases the number of Shares that may be issued under the Plan (other than an increase pursuant to Section 5.3), expands the types of Awards available under the Plan, materially expands the class of persons eligible to receive Awards under the Plan, materially extends the term of the Plan, materially decreases the Exercise Price at which Stock Options or Stock Appreciation Rights may be granted, reduces the Exercise Price of outstanding Stock Options or Stock Appreciation Rights, or results in the replacement of outstanding Stock Options and Stock Appreciation Rights with new Awards that have an Exercise Price that is lower than the Exercise Price of the replaced Stock Options and Stock Appreciation Rights, or if approval by shareholders of the Company is necessary to comply with any applicable law, tax or regulatory requirement, or listing requirement of the New York Stock Exchange or any other national exchange on which the Shares are listed, for which or with which the Board deems it necessary or desirable to qualify or comply. No amendment of the Plan or any outstanding Award made without the Participant’s written consent may materially impact any right of a Participant with respect to an outstanding Award.

6.2 Termination. The Plan will terminate upon the adoption of a resolution of the Board terminating the Plan. No Awards will be granted under this Plan after it has terminated. The termination of the Plan, however, will not alter or impair any of the rights or obligations of any person under any Award previously granted under the Plan without such person’s consent. After the termination of the Plan, any previously granted Awards will remain in effect and will continue to be governed by the terms of the Plan and the applicable Award Certificate.

ARTICLE VII

GENERAL PROVISIONS

7.1 Nontransferability of Awards. No Award under the Plan (regardless of when granted) will be subject in any manner to alienation, anticipation, sale, assignment, pledge, encumbrance or transfer, and no other persons will otherwise acquire any rights therein, except by will or by the laws of descent or distribution. Restricted Stock may be freely transferred after the restrictions lapse or are satisfied and the Shares are delivered, provided, however, that Restricted Stock awarded to an affiliate of the Company may be transferred only pursuant to Rule 144 under the Securities Act, or pursuant to an effective registration for resale under the Securities Act. For purposes of this subsection (d), “affiliate” will have the meaning assigned to that term under Rule 144.

7.2 Withholding of Taxes. The Committee, in its discretion, may satisfy a Participant’s tax withholding obligations by any of the following methods or any method as it determines to be in accordance with the laws of the jurisdiction in which the Participant resides, has domicile or performs services.

(a) Stock Options and Stock Appreciation Rights. As a condition to the delivery of Shares pursuant to the exercise of a Stock Option or Stock Appreciation Right, the Committee may require that the Participant, at the time of exercise, pay to the Company by cash, certified check, bank draft, wire transfer or postal or express money order an amount sufficient to satisfy any applicable tax withholding obligations. The Committee may also, in its discretion, accept payment of tax withholding obligations through any of the Exercise Price payment methods described in Section 4.3(d).

(b) Other Awards Payable in Shares. The Participant shall satisfy the Participant’s tax withholding obligations arising in connection with the release of restrictions on Restricted Units, Restricted Stock and other Stock- Based Awards by payment to the Company in cash or by certified check, bank draft, wire transfer or postal or express money order, provided that the format is approved by the Company or a designated third-party administrator. However, subject to any requirements of applicable law, the Company may also satisfy the Participant’s tax withholding obligations by other methods, including selling or withholding

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Shares that would otherwise be available for delivery, provided that the Board or the Committee has specifically approved such payment method in advance.

(c) Cash Awards. The Company may satisfy a Participant’s tax withholding obligation arising in connection with the payment of any Award in cash by withholding cash from such payment.

7.3 Special Forfeiture Provision. The Committee may, in its discretion, provide in an Award Certificate that if the Participant engages in acts that are deemed to be detrimental to the best interests of the Company, including without limitation, (i) any breach of the Company’s Guide to Ethical Conduct or engagement in any other act that could result in the Participant’s Termination of Employment for Cause, or (ii) the Participant’s engagement in activities that are deemed to be competitive or potentially competitive to the interests of the Company or any Subsidiary, including entering into any employment or consultation arrangement with any entity or person engaged in any business in which the Company or any Subsidiary is engaged without prior written approval of the Company if, in the sole judgment of the Company, the business is competitive with the Company or any Subsidiary or business unit or such employment or consultation arrangement would present a risk that the Participant would likely disclose Company proprietary information (as determined by the Company), then the Participant’s outstanding Awards can be forfeited and any profits realized or Shares delivered as a result of the payment, vesting or exercise of Awards before or after the Participant’s Termination of Employment will be subject to forfeiture and reimbursement to the Company under such terms and conditions as are deemed appropriate by the Committee.

7.4 No Dividend Equivalents or Dividends on Unvested Awards. Notwithstanding anything to the contrary in the Plan, Dividend Equivalents with respect to an Award that are based on dividends paid prior to the vesting of such Award shall be paid to the Participant only to the extent that the vesting conditions are satisfied and the Award vests and in no event may any Award provide for a Participant’s receipt of any other dividends prior to the vesting of such Award except as permitted under Section 5.3.

7.5 No Implied Rights. The establishment and operation of the Plan, including the eligibility of a Participant to participate in the Plan, will not be construed as conferring any legal or other right upon any Director for any continuation of directorship or any Employee for the continuation of employment or any Consultant for the continuation of engagement through the end of any Performance Cycle or other period. The Company expressly reserves the right, which may be exercised at any time and in the Company’s sole discretion, to discharge any individual or treat him or her without regard to the effect such discharge might have upon him or her as a Participant in the Plan.

7.6 No Obligation to Exercise Awards. The grant of a Stock Option or Stock Appreciation Right will impose no obligation upon the Participant to exercise the Award.

7.7 Minimum Vesting. Notwithstanding any provision of the Plan to the contrary, all Awards granted under the Plan shall have a minimum vesting period of one year measured from the Date of Grant of the applicable Award; provided, however, that (i) up to 5 percent of the Shares available for distribution under Section 5.1 may be granted without such minimum vesting period; and (ii) the minimum vesting requirement shall not apply to: (1) Substitute Awards granted to Acquired Grantees pursuant to Section 4.8; (2) Awards granted to Directors which vest on the earlier of the first anniversary of the Date of Grant and the next annual meeting of the Company’s shareholders (which is at least 50 weeks after the immediately preceding year’s annual meeting); (3) Awards settled only in cash; or (4) Awards granted in lieu of cash compensation otherwise due to the Participant. Further, nothing in this Section 7.7 shall limit the Company’s ability to grant Awards that contain rights to accelerated vesting on a Termination of Employment or to otherwise accelerate vesting, including, without limitation, upon a Change in Control.

7.8 No Rights as Shareholders. A Participant who is granted an Award under the Plan will have no rights as a shareholder of the Company with respect to the Award unless and until certificates for the Shares underlying the Award are registered in the Participant’s name and (other than in the case of Restricted Stock) delivered to the Participant. The right of any Participant to receive an Award by virtue of participation in the Plan will be no greater than the right of any unsecured general creditor of the Company.

7.9 Indemnification of Committee. The Company will indemnify, to the fullest extent permitted by law, each person made or threatened to be made a party to any civil or criminal action or proceeding by

2024 Annual General Meeting Proxy Statement	B-23

reason of the fact that the person, or the executor or administrator of the person’s estate, is or was a member of the Committee or a delegate of the Committee.

7.10 No Required Segregation of Assets. Neither the Company nor any Subsidiary will be required to segregate any assets that may at any time be represented by Awards granted pursuant to the Plan.

7.11 Nature of Payments. All Awards made pursuant to the Plan are in consideration of services for the Company or a Subsidiary. Any gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and will not be taken into account as compensation for purposes of any other employee benefit plan of the Company or a Subsidiary, except as the Committee otherwise provides. The adoption of the Plan will have no effect on Awards made or to be made under any other benefit plan covering an employee of the Company or a Subsidiary or any predecessor or successor of the Company or a Subsidiary.

7.12 Securities Law Compliance. Awards under the Plan are intended to satisfy the requirements of Rule 16b-3 under the Exchange Act. If any provision of this Plan or any grant of an Award would otherwise frustrate or conflict with this intent, that provision will be interpreted and deemed amended so as to avoid conflict. No Participant will be entitled to a grant, exercise, transfer or payment of any Award if the grant, exercise, transfer or payment would violate the provisions of the Sarbanes-Oxley Act of 2002 or any other applicable law.

7.13 Section 409A Compliance. To the extent applicable, it is intended that the Plan and all Awards hereunder comply with, or be exempt from, the requirements of Section 409A of the Code, and that the Plan and all Award Certificates shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code. To the extent any Award granted under the Plan either qualifies for an exemption from the requirements of Section 409A of the Code or is subject to Section 409A of the Code, the Plan and the Award Certificate will be interpreted such that the Award qualifies for an exemption or, if Section 409A of the Code is applicable, in accordance with Section 409A of the Code. Notwithstanding any provision of the Plan, in the event that the Committee determines that any Award may be subject to Section 409A of the Code, the Committee may adopt such amendments to the Plan and/or the applicable Award Certificate or adopt policies and procedures or take any other action or actions, including an action or amendment with retroactive effect, that the Committee determines is necessary or appropriate to (i) exempt the Award from the application of Section 409A of the Code or (ii) comply with the requirements of Section 409A of the Code. Any Award that provides for a payment to any Participant who is a “specified employee” of deferred compensation that is subject to Code Section 409A(a)(2) and that becomes payable upon, or that is accelerated upon, such Participant’s Termination of Employment, shall not be made on or before the date which is six months following such Participant’s Termination of Employment (or, if earlier, such Participant’s death). A specified employee for this purpose shall be determined by the Committee or its delegate in accordance with the provisions of Code Section 409A. If a grant under the Plan is subject to Section 409A of the Code, then (i) distributions shall only be made in a manner and upon an event permitted under Section 409A of the Code, (ii) payments to be made upon termination of employment shall only be made upon a “separation from service” under Section 409A of the Code, (iii) unless the grant agreement specifies otherwise, each installment payment shall be treated as a separate payment for purposes of Section 409A of the Code, and (iv) in no event shall a Participant, directly or indirectly, designate the calendar year in which a distribution is made except as permitted in accordance with Section 409A of the Code. Neither a Participant nor any of a Participant’s creditors or beneficiaries shall have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under the Plan and grants of deferred compensation hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant’s benefit under the Plan and grants of deferred compensation hereunder may not be reduced by, or offset against, any amount owing by a Participant to the Company or any of its affiliates. In any case, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with the Plan and grants hereunder (including any taxes, interest and/or penalties under Section

B-24	2024 Annual General Meeting Proxy Statement

409A of the Code), and neither the Company nor any of its affiliates shall have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes, interest and/or penalties.

7.14 Governing Law, Severability. The Plan and all determinations made and actions taken under the Plan will be governed by the law of Switzerland and construed accordingly. If any provision of the Plan is held unlawful or otherwise invalid or unenforceable in whole or in part, the unlawfulness, invalidity or unenforceability will not affect any other parts of the Plan, which parts will remain in full force and effect.

7.15 Non U.S. Participants. In order to facilitate the making of any grant or combination of grants under the Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America or who provide services to the Company under an agreement with a foreign nation or agency, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom, to comply with applicable foreign laws or facilitate the offering and administration of the Plan in view of such foreign laws and to allow for tax-preferred treatment of Awards. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of the Plan (including, without limitation, sub-plans) and modify exercise procedures, and other terms and procedures, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as the Plan. No such special terms, supplements, amendments, restatements, sub-plans or modifications, however, will include any provisions that are inconsistent with the terms of the Plan as then in effect unless the Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

2024 Annual General Meeting Proxy Statement	B-25

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS INDICATED IN THIS EXAMPLE: Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date V27301-P01791 The Board of Directors recommends a vote “FOR” each of the director nominees listed below and “FOR” each agenda item (including each subpart thereof). The person signing below, being a holder of shares of TE Connectivity, hereby authorizes and directs the Independent Proxy to vote at the Annual General Meeting (or any adjournment thereof) all of his/her shares as set out below: 1. Election of eleven (11) director nominees proposed by the Board of Directors 1a. Jean-Pierre Clamadieu 3a. Abhijit Y. Talwalkar 1b. Terrence R. Curtin 3b. Mark C. Trudeau 1c. Carol A. (“John”) Davidson 3c. Dawn C. Willoughby 1d. Lynn A. Dugle 1e. William A. Jeffrey 1f. Syaru Shirley Lin 1g. Heath A. Mitts 1h. Abhijit Y. Talwalkar 1i. Mark C. Trudeau 1j. Dawn C. Willoughby 1k. Laura H. Wright 2. To elect Carol A. (“John”) Davidson as the Chairman of the Board of Directors 3. To elect the individual members of the Management Development and Compensation Committee 4. To elect Proxy Voting Services GmbH, in Zurich, as the independent proxy at TE Connectivity’s 2025 Annual General Meeting of shareholders and also at any shareholder meeting that may be held may be held prior to the 2025 Annual General Meeting 5.1 To approve the 2023 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 29, 2023, the consolidated financial statements for the fiscal year ended September 29, 2023 and the Swiss Statutory Compensation Report for the fiscal year ended September 29, 2023) 5.2 To approve the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 29, 2023 5.3 To approve the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 29, 2023 6. To release the members of the Board of Directors and executive officers of TE Connectivity for activities during the fiscal year ended September 29, 2023 7.1 To elect Deloitte & Touche LLP as TE Connectivity’s independent registered public accounting firm for fiscal year 2024 7.2 To elect Deloitte AG, Zurich, Switzerland, as TE Connectivity’s Swiss registered auditor until the next Annual General Meeting of TE Connectivity 7.3 To elect PricewaterhouseCoopers AG, Zurich, Switzerland, as our special auditor until our next Annual General Meeting 9. An advisory vote to approve the Swiss Statutory Compensation Report for the fiscal year ended September 29, 2023 8. An advisory vote to approve named executive officer compensation 10. A binding vote to approve fiscal year 2025 maximum aggregate compensation amount for executive management 11. A binding vote to approve fiscal year 2025 maximum aggregate compensation amount for the Board of Directors 12. To approve the carryforward of unappropriated accumulated earnings at September 29, 2023 13. To approve a dividend payment to shareholders equal to $2.60 per issued share to be paid in four equal quarterly installments of $0.65 staring with the third fiscal quarter of 2024 and ending in the second fiscal quarter of 2025 pursuant to the terms of the dividend resolution 14. To approve a renewal of the Capital Band and related amendments to the articles of association of TE Connectivity 15. To approve a reduction of share capital for shares acquired under TE Connectivity’s share repurchase program and related amendments to the articles of association of TE Connectivity 16.1 To approve amendments to TE Connectivity’s articles of association relating to the general meeting and shareholders matters 16.2 To approve amendments to TE Connectivity’s articles of association relating to hybrid and virtual general meetings of shareholders 16.3 To approve amendments to TE Connectivity’s articles of association relating to the Board of Directors, compensation and mandates 17. To approve an authorization relating to TE Connectivity’s Share Repurchase Program 18. To approve the TE Connectivity Ltd. 2024 Stock and Incentive Plan The person signing below, being a holder of shares of TE Connectivity, hereby authorizes and directs the Independent Proxy to vote at the Annual General Meeting all of his/her shares in accordance with the recommendation of the Board of Directors with respect to each of the above Agenda Items (except if instructed otherwise above). In the event of other agenda items or proposals during the Annual General Meeting on which voting is permissible under Swiss law, the person signing below, being a holder of shares of TE Connectivity, hereby authorizes and directs the Independent Proxy to vote his/her shares in accordance with the respective recommendation of the Board of Directors. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ! ! ! ! ! ! For Against Abstain For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! TE CONNECTIVITY LTD. MÜHLENSTRASSE 26 CH-8200 SCHAFFHAUSEN, SWITZERLAND This proxy card is valid only when signed and dated. VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:00 p.m., Central European Time on March 12, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Dr. Gian Andri Töndury, c/o Proxy Services, P.O. Box 9148, Farmingdale, NY 11735-9855, United States of America, so that it is received by 5:00 p.m., Central European Time on March 12, 2024. SCAN TO VIEW MATERIALS & VOTEw

V27302-P01791 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE) TE CONNECTIVITY LTD. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Proxy Card for use to vote at the Annual General Meeting of Shareholders of TE Connectivity Ltd., a Swiss corporation (“TE Connectivity”), or any adjournment or postponement thereof (the “Meeting”), to be held on March 13, 2024 at 2:00 p.m., Central European Time, at Park Hyatt Zürich, Beethoven-Strasse 21, 8002 Zürich, Switzerland. The person signing on the reverse side, being a holder of shares of TE Connectivity, revoking any proxy heretofore given in connection with the Meeting, hereby appoints as his/her proxy at the Meeting, the independent proxy, Dr. Gian Andri Töndury, Proxy Voting Services GmbH, or another individual representative of Proxy Voting Services GmbH if Dr. Gian Andri Töndury is unable to serve at the meeting, (the “Independent Proxy”) and directs such proxy to vote (or abstain from voting) at the Meeting all of his/her shares as indicated on the reverse side of this card. See Independent Proxy address immediately below for return of proxy card. Dr. Gian Andri Töndury c/o Proxy Services P.O. Box 9148 Farmingdale, NY 11735-9855 United States of America PLEASE MARK YOUR VOTES IN THE CORRESPONDING BOXES ON THE REVERSE SIDE OF THIS CARD Annual General Meeting of Shareholders of TE Connectivity Ltd. March 13, 2024 2:00 p.m., Central European Time Park Hyatt Zürich, Beethoven-Strasse 21, 8002 Zürich, Switzerland In order to assure that your votes are tabulated in time to be voted at the Meeting, you must submit your proxy card or vote by the Internet so that your votes are received by 5:00 p.m., Central European Time on March 12, 2024. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report to Shareholders are available at www.te.com/TEAnnualMeeting.